UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22900

Blackstone Real Estate Income Fund

(Exact name of registrant as specified in charter)

345 Park Avenue

New York, NY 10154

(Address of principal executive offices)

Blackstone Real Estate Income Advisors L.L.C.

Leon Volchyok

345 Park Avenue

New York, NY 10154

(Name and address of agent for service)

With copies to:

Rajib Chanda, Esq.

Benjamin C. Wells, Esq.

Simpson Thacher & Bartlett LLP

900 G Street, N.W.

Washington, D.C. 20001

Registrant’s telephone number, including area code: (212) 583-5000

Date of fiscal year end: December 31, 2018

Date of reporting period: December 31, 2018

Item 1.	Reports to Shareholders.

The Report to Shareholders is attached hereto.

Blackstone

Blackstone Real Estate Income Fund

Annual Report For the Year Ended December 31, 2018

BLACKSTONE REAL ESTATE INCOME FUND

Dear BREIF Shareholder,

We are pleased to present this annual shareholder report for Blackstone Real Estate Income Fund (“Feeder Fund I”) and Blackstone Real Estate Income Master Fund and Subsidiary (the “Consolidated Master Fund”). Feeder Fund I, Blackstone Real Estate Income Fund II (“Feeder Fund II”) and the Consolidated Master Fund are collectively referred to as the “Funds” or “BREIF.” This report includes market commentary, performance commentary for the Funds, a listing of the Consolidated Master Fund’s investments and the audited financial statements for Feeder Fund I and the Consolidated Master Fund.

Market Commentary

The year ended December 31, 2018 was marked by volatility within the commercial mortgage-backed securities (“CMBS”) market. For the first half of the year, the CMBS market performed well, however, performance was mixed during the second half of 2018. In the third quarter of 2018, mezzanine bonds rated BBB- or below were the largest beneficiary of spread tightening as demand for high-yielding securities remained robust relative to muted supply. Conversely, the fourth quarter of 2018 brought the first significant spread widening in nearly three years as broader markets became more cautious with lower levels of investor demand for risk. Despite the sell-off, CMBS significantly outperformed both equity and high yield credit markets. CMBS conduit bonds rated BBB- widened +160bps, as compared to corporate high-yield cash bonds that widened +210bps.1 The CMBS credit curve, as referenced by the difference between AAA and BBB- spreads, steepened from +126bps to +314bps, marking the widest spread between AAA and BBB- rated CMBS securities since the first quarter of 2016.1 Compared to the third quarter of 2018, private label CMBS issuance increased in the fourth quarter by 2% to $18.2 billion, bringing year-to-date issuance to $77 billion, 10% below last year’s pace.1 In general, credit fundamentals remain very strong as commercial real estate prices continue to rise in late cycle conditions. However, pockets of underperformance persist in specific asset types and metropolitan statistical areas, particularly retail and suburban office assets in tertiary markets. As a result, we remain highly selective and continue to tactically add risk in markets and subsectors with strong credit fundamentals. Additionally, we expect to continue opportunistic sales of mezzanine and subordinate positions as credit curves continue to flatten.

In the third quarter of 2018, United States equity and credit markets significantly outperformed other major regions as economic data remained strong, mitigating concerns of an escalating trade war with China. Meanwhile, emerging market equities lost value as the United States dollar rebounded and tariff threats weighed on the value of growth economies. In bond markets, core inflation ticked upward to its highest level in seven years as fuel prices surged and consumer discretionary items rose steadily. The ten-year treasury rose 20bps since June to finish September at 3.1%.2 However, the narrative changed in the fourth quarter as equity markets sold off abruptly as investors had to contend with rising United States central bank interest rates, a slowdown in Eurozone business confidence, weaker Chinese growth and the ongoing trade conflict between the United States and China. Despite a strong start to the fourth quarter with 85% of S&P 500 companies beating earnings per share (“EPS”) estimates, 2019 forward growth and trade concerns started to creep in as estimates for 2019 EPS growth fell from ~10% to mid-single digits.3 The S&P 500 finished the fourth quarter down 14%, solidifying a 4.5% loss for the year, which was its worst performance since 2008. Oil prices sharply reversed in the fourth quarter, crashing 38% as concerns over supply from member countries of the Organization of the Petroleum Exporting Countries drastically affected the market. As equity markets entered into the first bear market since 2008, a flight to quality ensued: the ten-year United States Treasury bill fell 38bps to 2.68%, while gold rallied 7% to $2,190 per ounce.

[1]	JPM Research as of December 31, 2018.
[2]	Bloomberg as of December 31, 2018.
[3]	Factset Research as of December 31, 2018.

1

Fund Performance

The table below illustrates BREIF’s performance relative to its peer group4 during the six-month, 12-month and three-year periods ending December 31, 2018 and the Funds’ inception-to-date.5 During the period, Feeder Fund I and Feeder Fund II experienced net outflows of $51 million and $122 million, respectively.

Total Return[6]
	Feeder Fund I		Feeder Fund II				Peer Group[4]
			Advisor - Class I		Institutional - Class II
6 Months	(1.23%	)	(1.01%	)	(0.89%	)	0.34%
12 Months	3.02%		3.49%		3.75%		2.73%
3 Years	4.16%		4.66%		4.92%		5.03%
ITD	4.03%		4.53%		4.79%		4.35%

Net Assets
	December 2018	December 2017	12/31/18 vs. 12/31/17 Change (%)
Net Asset Value
Feeder Fund I	$559,552,016	$592,691,352	(5.59%)
Feeder Fund II	$214,558,373	$322,958,654	(33.56%)

NAV per Share
Feeder Fund I	$988.81	$999.96	(1.12%)
Feeder Fund II
Advisor - Class I	$962.77	$995.44	(3.28%)
Institutional - Class II	$973.73	$1,006.29	(3.24%)

Performance Drivers

BREIF’s investments in fixed-rate, post-crisis conduit bonds and non-guaranteed agency CMBS provided the highest positive returns during the period, as spreads rallied due to robust demand from market participants. Returns in these sectors were on pace for historically strong years but performance was stymied by the broader market pullback in the fourth quarter. Additionally, BREIF’s investment in single-asset/single-borrower (“SASB”) floating-rate securities provided strong returns as purchases in this sector rallied due to the attractiveness of owning floating rate securities in a rising interest rate environment. Conversely, the Corporate Debt sector was the Funds’ biggest drag on returns as the corporate credit market weakened, driven primarily by concerns over future earnings growth in the corporate sector. Overall, BREIF outperformed its Peer Group over the period with strong credit selection, low exposure to retail properties and an interest rate hedged portfolio.

Portfolio Positioning

The selloff that occurred in the fourth quarter of 2018 provided a favorable opportunity to deploy capital at compelling levels. Specifically, we focused our attention on the SASB floating rate space, as the sector drastically underperformed compared to prior quarters. Amidst the volatility, the Funds added SASB floating-rate paper, which now accounts for 12% of the Funds’ GAV.7 The Funds also added to their position in later-vintage CMBX indices, which continue to outperform most broad-based fixed income markets and remain relatively cheap to the underlying cash securities. To end 2018, the portfolio’s CMBX exposure increased to 10% of the Funds’ GAV. Overall, we remain primarily focused on deploying capital into a potential dislocation opportunity as strong fundamental real estate collateral characteristics continue to exist in this pocket of near-term volatility. Looking forward, we will continue to develop our investment thesis in new areas. One of these areas is real estate-related corporate credit, which has sold off recently and we believe presents a compelling yield profile in comparison to the securitized product market. Additionally, we will continue to maintain our core portfolio of high-quality, short duration assets, while focusing the bulk of our opportunistic investing activity in sectors with attractive relative value propositions, which we believe will present both near- and long-term upside.

[4]	Peer Group selected by BREIF’s investment manager.
[5]	Inception date of April 1, 2014. For inception-to-date total return calculations, the Peer Group excludes funds that were launched subsequent to BREIF’s inception.
[6]

Total return is calculated assuming a purchase of common shares at the opening on the first day and a repurchase at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Funds’ dividend reinvestment plan. Total returns do not reflect brokerage commissions or early repurchase reductions, if any.

[7]	Gross Asset Value represents total gross assets of the Consolidated Master Fund.

2

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Blackstone Real Estate Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Blackstone Real Estate Income Fund (the “Fund”), as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

New York, New York

February 27, 2019

We have served as the auditor of one or more investment companies within the group of investment companies since 2010.

3

Blackstone Real Estate Income Fund

Statement of Assets and Liabilities

As of December 31, 2018

Assets:
Investment in Consolidated Master Fund, at fair value	$563,330,583
Cash	710,078
Receivable from Investment redeemed from Consolidated Master Fund	13,821,533
Receivable from Investment Manager	286,636
Other assets	30,987

Total assets	578,179,817

Liabilities:
Income distribution payable	1,390,063
Payable for shares repurchased	15,670,013
Payable for distribution fees	494,301
Payable for service fees	243,116
Subscriptions received in advance	710,000
Accrued expenses	120,308

Total liabilities	18,627,801

Net assets	$559,552,016

Components of Net Assets:
Paid-in capital	$574,350,908
Total accumulated earnings	(14,798,892)

Net assets	$559,552,016

Net Asset Value:
Net Assets	$559,552,016
Shares of beneficial interest outstanding, $0.001 par value, unlimited shares authorized	565,882

Net asset value per share	$988.81

See Notes to Financial Statements.

4

Blackstone Real Estate Income Fund

Statement of Operations

For the Year Ended December 31, 2018

Investment Income and Expenses Allocated from Consolidated Master Fund:
Interest	$45,289,181
Dividends	301,965
Expenses excluding Incentive Fees	(18,629,431)
Incentive Fees	(4,033,734)

Net investment income allocated from Consolidated Master Fund	22,927,981

Fund Interest:	749
Fund Expenses:
Distribution fees	2,983,227
Service fees	1,491,614
Registration fees	63,347
Printing and postage fees	223,369
Professional fees	53,100
Miscellaneous	23,482

Total Fund expenses	4,838,139

Less expenses reimbursed by Investment Manager	(251,359)

Net Fund Expenses	4,586,780

Net investment income	18,341,950

Net Realized and Unrealized Gain (Loss) Allocated from Consolidated Master Fund:
Net realized gain (loss) from:
Investments in securities	6,775,887
Securities sold short	2,894,242
Forward foreign currency exchange contracts	(1,268,805)
Foreign currency transactions	2,127,844
Options written	(6)
Swap contracts	14,768,410

Net realized gain	25,297,572

Net change in unrealized appreciation (depreciation) on:
Investments in securities	(11,716,017)
Securities sold short	817,255
Forward foreign currency exchange contracts	2,446,211
Foreign currency translations	1,921,370
Swap contracts	(18,795,171)
Unfunded loan commitments	(41,406)

Net change in unrealized depreciation	(25,367,758)

Net realized and unrealized loss	(70,186)

Net increase in net assets resulting from operations	$18,271,764

See Notes to Financial Statements.

5

Blackstone Real Estate Income Fund

Statement of Changes in Net Assets

	Year Ended 12/31/2018	Year Ended 12/31/2017
Increase (Decrease) in Net Assets
Operations:
Net investment income	$18,341,950	$25,781,393
Net realized gain	25,297,572	14,619,270
Net change in unrealized appreciation (depreciation)	(25,367,758)	8,475,044

Net increase in net assets resulting from operations	18,271,764	48,875,707

Distributions:
Distributions from earnings	(24,446,563)	(24,259,655)

Capital Transactions:
Shareholder subscriptions	21,310,675	20,054,234
Shareholder reinvestments	16,267,079	16,440,195
Shareholder repurchases	(64,542,291)	(67,567,094)

Net decrease in net assets resulting from capital transactions	(26,964,537)	(31,072,665)

Early withdrawal fees	—	8,853

Net decrease in net assets	(33,139,336)	(6,447,760)

Net Assets:
Beginning of period	592,691,352	599,139,112

End of period	$559,552,016	$592,691,352

Change in Shares Outstanding:
Beginning of period	592,714	624,131
Shares issued for shareholder subscriptions	20,910	20,192
Reinvestment in Shares	16,045	16,503
Shares repurchased	(63,787)	(68,112)

End of period	565,882	592,714

See Notes to Financial Statements.

6

Blackstone Real Estate Income Fund

Financial Highlights

(For Shares Outstanding Throughout the Period)

	Year Ended 12/31/2018	Year Ended 12/31/2017	Year Ended 12/31/2016	Year Ended 12/31/2015	Year Ended 12/31/2014(a)
Net Asset Value, Beginning of Period	$999.96	$959.96	$1,011.56	$1,004.74	$1,000.00
Income From Investment Operations:
Net investment income(b)	31.42	42.34	36.10	28.93	10.37
Net realized and unrealized gain (loss)	(0.85)	37.43	(25.87)	18.13	10.04

Net income from investment operations	30.57	79.77	10.23	47.06	20.41

Less Distributions to Shareholders:
Distribution of net investment income to shareholders	(40.77)	(39.78)	(61.85)	(33.30)	(15.67)
Distributions of net realized capital gains to shareholders	(0.95)	—	—	(6.98)	—

Total distributions	(41.72)	(39.78)	(61.85)	(40.28)	(15.67)

Early Withdrawal Fees	—	0.01	0.02	0.04	—

Net Asset Value, End of Period	$988.81	$999.96	$959.96	$1,011.56	$1,004.74

Total Return on Net Asset Value	3.02%	8.39%	1.13%	4.68%	2.04	%(c)

Ratios to Average Net Assets:
Expenses for the Feeder Fund I before reimbursement and waiver from Investment Manager and allocated Incentive Fees(d)	5.06%	4.67%	4.82%	4.62%	4.28	%(e)
Allocated Incentive Fees of the Feeder Fund I(d)	0.68%	1.57%	0.43%	0.85%	0.52	%(e)

Total expenses for the Feeder Fund I before reimbursement and waiver from Investment Manager(d)	5.74%	6.24%	5.25%	5.47%	4.80	%(e)

Reimbursement and waiver from Investment Manager(f)	(1.16)%	(1.06)%	(1.07)%	(1.12)%	(0.57	)%(e)

Total expenses for the Feeder Fund I after reimbursement and waiver from Investment Manager(d)	4.58%	5.18%	4.18%	4.35%	4.23	%(e)

Net investment income excluding Incentive Fees of the Feeder Fund I	3.76%	5.82%	4.15%	3.66%	1.89	%(e)

Net investment income of the Feeder Fund I	3.08%	4.25%	3.72%	2.81%	1.37	%(e)

Supplementary Data:
Net assets, end of period (in thousands)	$559,552	$592,691	$599,139	$620,436	$442,504

Portfolio turnover(g)	81%	85%	26%	41%	31	%(h)

(a)	For the period April 1, 2014 (commencement of investment operations) through December 31, 2014.
(b)	Calculated using average shares outstanding during the period.
(c)	Total Return has not been annualized.
(d)	Includes the Feeder Fund I’s share of the Consolidated Master Fund’s allocated expenses.
(e)	Financial ratios have been annualized.
(f)	The reimbursement and waiver includes expenses incurred by the Feeder Fund I and the Consolidated Master Fund. See Note 4.
(g)	The Feeder Fund I is invested solely in the Consolidated Master Fund, therefore this ratio reflects the portfolio turnover for the Consolidated Master Fund.
(h)	Percentage represents the results for the period and is not annualized.

See Notes to Financial Statements.

7

Blackstone Real Estate Income Fund

Notes to Financial Statements

For the Year Ended December 31, 2018

1. Organization

Blackstone Real Estate Income Fund (the “Feeder Fund I”), a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), is a continuously offered non-diversified, closed-end management investment company. The Feeder Fund I commenced investment operations on April 1, 2014. The Feeder Fund I’s investment objective is to seek long-term total return, with an emphasis on current income, by primarily investing in a broad range of real estate-related debt investments. The Feeder Fund I pursues its investment objective by investing substantially all of its assets in Blackstone Real Estate Income Master Fund (the “Master Fund”), a Delaware statutory trust registered under the 1940 Act as a closed-end management investment company with the same investment objective and substantially the same investment policies as the Feeder Fund I. The Master Fund consolidates a wholly-owned subsidiary, Blackstone Real Estate Income Master Fund (Cayman) Ltd. (the “Subsidiary” and together with the Master Fund, the “Consolidated Master Fund”).

The investment manager of the Consolidated Master Fund and the Feeder Fund I is Blackstone Real Estate Income Advisors L.L.C. (the “Investment Manager”), an investment advisor registered under the Investment Advisers Act of 1940, as amended. The Board of Trustees (the “Board” and each member thereof, a “Trustee”) of the Consolidated Master Fund and the Feeder Fund I supervises the conduct of the Consolidated Master Fund’s and the Feeder Fund I’s affairs and, pursuant to their investment management agreements, has engaged the Investment Manager to manage the Consolidated Master Fund’s and the Feeder Fund I’s day-to-day investment activities and operations.

The Consolidated Master Fund’s financial statements, which are attached hereto, are an integral part of these financial statements and should be read in conjunction with the Feeder Fund I’s financial statements. At December 31, 2018, Feeder Fund I held an approximately 72% ownership interest in the Consolidated Master Fund.

Capitalized terms used, but not defined herein, shall have the meaning assigned to them in the Prospectus of the Feeder Fund I.

2. Summary of Significant Accounting Policies

Basis of Presentation

The Feeder Fund I is an investment company in accordance with Accounting Standards Codifications 946, Financial Services—Investment Companies (“ASC 946”), which defines investment companies and prescribes specialized accounting and reporting requirements for investment companies.

The Feeder Fund I’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are stated in U.S. dollars, unless otherwise noted.

The preparation of financial statements in conformity with U.S. GAAP requires the Investment Manager to make estimates and assumptions that affect the amounts in the financial statements and accompanying notes. The Investment Manager believes that the estimates utilized in preparing the financial statements are reasonable and prudent; however, actual results may differ from these estimates.

8

Blackstone Real Estate Income Fund

Notes to Financial Statements (Continued)

For the Year Ended December 31, 2018

Investment in Consolidated Master Fund and Fair Value Measurement

The Feeder Fund I’s investment in the Consolidated Master Fund is recorded at fair value and is based upon the Feeder Fund I’s percentage ownership of the net assets of the Consolidated Master Fund. The performance of the Feeder Fund I is directly affected by the performance of the Consolidated Master Fund. See Note 2 to the Consolidated Master Fund’s Financial Statements for the determination of fair value of the Consolidated Master Fund’s investments.

Investment Transactions and Related Investment Income and Expense

Investment transactions are accounted for on a trade date basis. The Feeder Fund I’s net investment income or loss consists of the Feeder Fund I’s pro rata share of the net investment income or loss of the Consolidated Master Fund, less all expenses of the Feeder Fund I. Realized and unrealized gains and losses from sale of investments consist of the Feeder Fund I’s pro rata share of the Consolidated Master Fund’s realized and unrealized gains and losses.

Cash

As of December 31, 2018, the Feeder Fund I held $710,078 at a major U.S. bank.

Contingencies

Under the Feeder Fund I’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”), the Feeder Fund I’s officers and each Trustee are indemnified against certain liabilities that may arise out of the performance of their duties to the Feeder Fund I. Additionally, in the normal course of business, the Feeder Fund I may enter into contracts that contain a variety of representations and indemnification obligations and expects the risk of loss to be remote.

Income Taxes

The Feeder Fund I’s policy is to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute all of its investment company net taxable investment income and net capital gain realized on investments to its shareholders. Therefore, no federal income tax provision is required. The Feeder Fund I plans to file U.S. Federal and various state and local tax returns.

For the open tax years and all major jurisdictions, management of the Feeder Fund I has concluded that there are no uncertain tax positions that would require recognition in the consolidated financial statements. No income tax returns are currently under examination. The statute of limitations on the Feeder Fund I’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2016 through December 31, 2018.

Dividends and Distributions to Shareholders

Dividends from net investment income are expected to be declared and paid quarterly. Distributions from capital gains are expected to be declared and paid at least annually. Dividends and capital gain distributions paid by the Feeder Fund I will be reinvested in additional common shares of beneficial interest, par value $0.001 per share, of the Feeder Fund I (“Shares”), unless a shareholder elects not to reinvest in Shares or is otherwise ineligible. Shares purchased by reinvestment are issued at their net asset value on the next valuation date following the ex-dividend date.

9

Blackstone Real Estate Income Fund

Notes to Financial Statements (Continued)

For the Year Ended December 31, 2018

Recent Accounting Pronouncements

On October 17, 2018, the Securities and Exchange Commission (“SEC”) adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These Regulation S-X amendments are reflected in Feeder Fund I’s financial statements for the year ended December 31, 2018. The distributions to shareholders in the December 31, 2017 Statement of Changes in Net Assets presented herein conform to the current year presentation. At December 31, 2017 the distributions were from net investment income in the amount of $24,259,655. As part of this update, it is also no longer required to disclose the undistributed net investment income, which was $1,919,467 as of December 31, 2017.

3. Fund Terms

Issuance of Shares

The Feeder Fund I offers its Shares on a best efforts basis pursuant to a continuous offering registered with the Securities and Exchange Commission. The Feeder Fund I will issue Shares to eligible investors as of the first business day of the month or at such other times as determined by the Board upon receipt and acceptance of an initial or additional application for Shares. The Feeder Fund I reserves the right to reject any applications for subscriptions of Shares. Shares are subject to a maximum sales load of up to 3.00%. No public market exists for the Shares, and none is expected to develop. The Shares are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Feeder Fund I’s Declaration of Trust.

Repurchase of Shares

The Feeder Fund I may, from time to time, offer to repurchase a portion of its outstanding Shares pursuant to written tenders by shareholders. Repurchases will be made only at such times and on such terms as may be determined by the Board, in its complete and exclusive discretion. Shareholders who tender Shares within the 12- month period following acquisition will be subject to an early withdrawal fee of 2.00% of the aggregate net asset value of the Shares repurchased by the Feeder Fund I. There were no early withdrawal fees for the Feeder Fund I for the year ended December 31, 2018. In determining whether the Feeder Fund I should repurchase Shares from shareholders pursuant to written tenders, the Feeder Fund I’s Board will consider the Investment Manager’s recommendations. The Investment Manager expects that generally it will recommend to the Feeder Fund I’s Board that the Feeder Fund I offer to repurchase Shares from shareholders on a quarterly basis. Since the Feeder Fund I’s assets consist primarily of its investment in the Consolidated Master Fund, the ability of the Feeder Fund I to have its Shares in the Consolidated Master Fund repurchased is subject to the Consolidated Master Fund’s repurchase policy.

The timing, terms and conditions of any particular repurchase offer may vary at the sole discretion of the Board. Repurchase offers will generally commence approximately 95 days prior to the last day of March, June, September and December each year (each such last date is referred to as a “Tender Valuation Date”) and remain open for approximately 30 calendar days.

10

Blackstone Real Estate Income Fund

Notes to Financial Statements (Continued)

For the Year Ended December 31, 2018

The following table presents the repurchase offers that occurred during the period ended December 31, 2018:

	Repurchase Offer #1	Repurchase Offer #2	Repurchase Offer #3	Repurchase Offer #4
Commencement Date	December 22, 2017	April 5, 2018	June 26, 2018	September 28, 2018
Repurchase Request Deadline	January 25, 2018	May 3, 2018	July 25, 2018	October 29, 2018
Repurchase Pricing Date	March 29, 2018	June 29, 2018	September 28, 2018	December 31, 2018
Amount Repurchased	$16,530,963	$23,501,944	$11,191,822	$13,317,562
Shares Repurchased	16,421	23,029	10,869	13,468

4. Investment Manager Fees and Other Related Party Transactions

Management Fee

The Consolidated Master Fund pays the Investment Manager an aggregate fixed management fee (the “Management Fee”), payable quarterly in arrears on the last business day of each quarter. The Management Fee accrues monthly at an annual rate of 1.50% of the Consolidated Master Fund’s Managed Assets at the end of such month before giving effect to the Management Fee payment being calculated or any purchases or repurchases of Consolidated Master Fund shares or any distributions by the Consolidated Master Fund. The Management Fee will reduce the net asset value of the Consolidated Master Fund (and indirectly, of the Feeder Fund I ) as of the end of the accounting period in which it is payable and after the calculation of the Management Fee. The Management Fee for any period less than a full quarter will be prorated. Effective October 1, 2014 through December 31, 2019, the Investment Manager agreed to temporarily reduce its Management Fee to an annualized rate of 0.75% of the Consolidated Master Fund’s Managed Assets (“the Management Fee Waiver”). The Investment Manager may, in its sole discretion and at any time (including prior to December 31, 2019), elect to extend, terminate or modify its voluntary waiver. The Investment Manager will not charge the Feeder Fund I a Management Fee as long as substantially all of the assets of the Feeder Fund I are invested in the Consolidated Master Fund. The Feeder Fund I indirectly bears a pro-rata share of the Consolidated Master Fund’s Management Fee, which was $6,669,226, net of the Management Fee Waiver, for the period ended December 31, 2018.

Incentive Fee

The Consolidated Master Fund accrues a performance-based incentive fee (the “Incentive Fee”) on a monthly basis throughout the fiscal year of the Consolidated Master Fund. The Incentive Fee is paid to the Investment Manager promptly after the end of each fiscal year of the Consolidated Master Fund. The Incentive Fee is determined as of the end of the fiscal year in an amount equal to 15% of the amount by which the Consolidated Master Fund’s Net Capital Appreciation (as defined below) for each Fiscal Period ending within or coterminous with the close of such fiscal year exceeds the balance of the loss carryforward account and any allocated Management Fee expense for such Fiscal Period, without duplication for any Incentive Fees paid during such fiscal year. The Consolidated Master Fund also pays the Investment Manager the Incentive Fee in the event a Fiscal Period is triggered in connection with a repurchase offer by the Consolidated Master Fund. For purposes of calculating the Incentive Fee, “Net Capital Appreciation” means, with respect to any Fiscal Period, the difference, if any, between (x) the sum of (i) the value of the Consolidated Master Fund’s net asset value at the end of that Fiscal Period (prior to the Incentive Fee for such Fiscal Period) increased by the dollar amount of the Consolidated Master Fund’s interests repurchased during the Fiscal Period (excluding repurchases as of the last day of the Fiscal Period after determination of the Incentive Fee), (ii) the amount of any dividends, distributions or withdrawals paid to shareholders during the Fiscal Period and not reinvested in the Consolidated Master Fund (excluding any dividends, distributions or withdrawals to be paid as of the last day of the Fiscal Period), and (iii) the Management Fee expense for that Fiscal Period, and (y) the sum of (i) the value of the Consolidated Master Fund’s net asset value at the

11

Blackstone Real Estate Income Fund

Notes to Financial Statements (Continued)

For the Year Ended December 31, 2018

beginning of that Fiscal Period (prior to the Management Fee for such Fiscal Period), increased by the dollar amount of the Consolidated Master Fund’s interests issued during the Fiscal Period (excluding any Shares issued in connection with the reinvestment of dividends and other distributions paid by the Consolidated Master Fund) and (ii) the amount of any subscriptions to the Consolidated Master Fund during that Fiscal Period. All calculations of Net Capital Appreciation will be made (without duplication) after deduction of all general, administrative and other operating expenses of the Consolidated Master Fund (excluding the Incentive Fee) and any amounts necessary, in the Investment Manager’s sole discretion, as appropriate reserves for such expenses. The Investment Manager will not charge the Feeder Fund I an Incentive Fee as long as substantially all of the assets of the Feeder Fund I are invested in the Consolidated Master Fund. The Feeder Fund I indirectly bears a pro-rata share of the Consolidated Master Fund’s Incentive Fee, which was $4,033,734 for the period ended December 31, 2018.

Expense Limitation and Reimbursement

The Investment Manager has voluntarily entered into an Expense Limitation and Reimbursement Agreement (the “Expense Limitation and Reimbursement Agreement”) with the Feeder Fund I to limit the amount of the Feeder Fund I’s Specified Expenses (as defined below) to no more than 0.35% per annum of the Feeder Fund I’s net assets (the “Expense Cap”) (computed and applied on a monthly basis). Specified Expenses include all expenses incurred in the business of the Feeder Fund I and the Feeder Fund I’s pro rata share of the expenses incurred in the business of the Consolidated Master Fund, including organizational costs, with the exception of: (i) the Management Fee, (ii) the Incentive Fee, (iii) the Distribution and Service Fee, (iv) brokerage costs, (v) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Feeder Fund I or the Consolidated Master Fund), (vi) taxes, and (vii) extraordinary expenses (as determined in the sole discretion of the Investment Manager). To the extent that Specified Expenses for the Feeder Fund I (including the Feeder Fund I’s pro rata share of the Consolidated Master Fund’s Specified Expenses) for any month exceed the Expense Cap, the Investment Manager will waive its fees and/or reimburse the Feeder Fund I for expenses to the extent necessary to eliminate such excess. The Expense Limitation and Reimbursement Agreement cannot be terminated prior to December 31, 2019 without the Board’s consent. The Feeder Fund I has agreed to repay the amounts borne by the Investment Manager under the Expense Limitation and Reimbursement Agreement within the three year period after the Investment Manager bears the expense, when and if requested by the Investment Manager, but only if and to the extent that the Specified Expenses of the Feeder Fund I (including the Feeder Fund I’s pro rata share of the Consolidated Master Fund’s Specified Expenses) are less than the lower of the Expense Cap and any expense limitation agreement then in effect with respect to the Specified Expenses. The Investment Manager may recapture a Specified Expense in any year within the three-year period after the Investment Manager bears the expense. The Investment Manager is permitted to receive such repayment from the Feeder Fund I provided that the reimbursement amount does not raise the level of Specified Expenses of the Feeder Fund I (including the Feeder Fund I’s pro rata share of the Consolidated Master Fund’s Specified Expenses) in the month the repayment is being made to a level that exceeds the Expense Cap or any other expense limitation agreement then in effect with respect to the Specified Expenses.

For the year ended December 31, 2018, there were no recoupments made by the Feeder Fund I to the Investment Manager. As of December 31, 2018, the total repayments that may potentially be made by the Feeder Fund I to the Investment Manager was $1,103,036, of which $134,954 will expire by December 31, 2019, $407,279 will expire by December 31, 2020 and $560,803 will expire by December 31, 2021.

Distribution Agreement and Service Plan

Blackstone Advisory Partners L.P., an affiliate of the Investment Manager, acts as the distributor of the Shares (the “Distributor”). Pursuant to a distribution agreement between the Feeder Fund I and the Distributor, the Feeder Fund I pays the Distributor a fee (the “Distribution and Service Fee”) equal to 0.75% (annualized) of the average net assets of the Feeder Fund I, in accordance with the Feeder Fund I’s

12

Blackstone Real Estate Income Fund

Notes to Financial Statements (Continued)

For the Year Ended December 31, 2018

Distribution and Service Plan. The Distribution and Service Fee consists of 0.50% for the sale and marketing of the Shares and 0.25% for personal services provided to shareholders and/or the maintenance of shareholder accounts and to reimburse the Distributor for related expenses incurred. The Distributor may pay all or a portion of the Distribution and Service Fee to the selling agents that sell Shares. The Feeder Fund I’s Distribution and Service Fees were $2,983,227 and $1,491,614, respectively, for the year ended December 31, 2018.

5. Federal Tax Information

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Total Accumulated Earnings	Paid-in Capital
$93,911	$(93,911)

U.S. GAAP and tax accounting differences primarily relate to current year and prior year partnership basis adjustments and the payment of 2017 non-deductible excise taxes.

The tax character of distributions declared to shareholders during the year-ended December 31, 2018 were as follows:

Ordinary Income (including any net short-term capital gain)	Net Long Term Capital Gain	Total Distributions
$23,898,883	$547,680	$24,446,563

The tax character of distributions declared to shareholders during the year-ended December 31, 2017 were as follows:

Ordinary Income (including any net short-term capital gain)	Net Long Term Capital Gain	Total Distributions
$24,259,655	$0	$24,259,655

The tax basis components of distributable earnings of the Fund at its tax year-ended December 31, 2018 were:

Undistributed Ordinary Income	Undistributed Capital Gains	Capital Loss Carryforward(1)	Post October and Late Year Loss Deferral(2)	Net Unrealized Appreciation (Depreciation)
$0	$136,424	$0	$(1,382,644)	$(13,552,672)

(1)

Under the Regulated Investment Company Modernization Act of 2010 (the “RIC Mod Act”), net capital losses recognized by the Feeder Fund I may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Any such losses, will be deemed to arise on the first day of the next taxable year.

(2)

In determining its taxable income, the Feeder Fund I elected to treat all or a portion of any net capital or currency loss realized after October 31, 2018 as occurring on the first day of the following fiscal year. For the year ended December 31, 2018, the Feeder Fund I elected to defer the full amount of the $1,382,644 available which represents all of its specified late year ordinary losses.

13

Blackstone Real Estate Income Fund

Notes to Financial Statements (Continued)

For the Year Ended December 31, 2018

The Feeder Fund I is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. United States and non-U.S. tax rules (including the interpretation and application of tax laws) are subject to change. The Feeder Fund I files tax returns and/or adopts certain tax positions in various jurisdictions. Non-U.S. taxes are provided for based on the Feeder Fund I’s understanding of the prevailing tax rules of the non-U.S. markets in which it invests. Recently enacted tax rules, including interpretations of tax laws (e.g., regulations pertaining to the U.S. Foreign Account Tax Compliance Act) and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Feeder Fund I and its investors are taxed prospectively and/ or retroactively. Prior to the expiration of the relevant statutes of limitations, if any, the Feeder Fund I is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Feeder Fund I’s U.S. federal income tax returns are generally subject to examination by the Internal Revenue Service for a period of three years after they are filed. State, local and/ or non-U.S. tax returns and/or other filings may be subject to examination for different periods, depending upon the tax rules of each applicable jurisdiction.

6. Administration Agreements

The Consolidated Master Fund and the Feeder Fund I have entered into administration, custody and transfer agency agreements (the “Administration Agreements”) with State Street Bank and Trust Company (“State Street”). State Street and/ or its affiliates are responsible for providing administration, custody and transfer agency services for the Consolidated Master Fund and the Feeder Fund I, including, but not limited to: (i) maintaining corporate and financial books and records of the Consolidated Master Fund and the Feeder Fund I, (ii) providing administration services and (iii) performing other accounting and clerical services necessary in connection with the administration of the Consolidated Master Fund and the Feeder Fund I. The services performed by State Street may be completed by one or more of its affiliated companies.

7. Financial Instruments and Off-Balance Sheet Risk

Market Risk: In the normal course of business, the Consolidated Master Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Consolidated Master Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Consolidated Master Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

Derivative Risk: The Consolidated Master Fund enters into derivatives transactions which may include, without limitation, options contracts, futures contracts, options on futures contracts, forward contracts, interest rate swaps, total return swaps, credit default swaps and other swap agreements for investment, hedging or leverage purposes. The Consolidated Master Fund’s use of derivative instruments may be speculative and involves investment risks and transaction costs to which the Consolidated Master Fund would not be subject absent the use of these instruments, and the use of derivatives generally involves leverage in the sense that the investment exposure created by the derivatives may be significantly greater than the Consolidated Master Fund’s initial investment in the derivatives. The potential loss could exceed the value of the financial assets and liabilities recorded in the Consolidated Master Fund’s financial statements.

Credit and Counterparty Risk: The Consolidated Master Fund may be exposed to credit risk with respect to the counterparties to its derivatives contracts (whether a clearing corporation in the case of exchange-traded

14

Blackstone Real Estate Income Fund

Notes to Financial Statements (Continued)

For the Year Ended December 31, 2018

instruments or another third party in the case of OTC instruments) purchased by the Consolidated Master Fund. The Consolidated Master Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations. The Investment Manager attempts to mitigate counterparty risk by (i) periodically assessing the credit worthiness of its trading partners, (ii) assessing the amount of its exposure to each counterparty as a part of its ongoing risk monitoring process and (iii) requiring collateral from the counterparty for certain transactions.

Currently, certain categories of interest rate and credit default swaps are subject to mandatory clearing, and more are expected to be cleared in the future. The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivative transactions because generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that a clearing house, or its members, will satisfy the clearing house’s obligations to the Consolidated Master Fund. Counterparty risk with respect to certain exchange-traded and over-the counter derivatives may be further complicated by recently enacted U.S. financial reform legislation. Cash collateral that has been pledged to cover obligations of the Consolidated Master Fund under derivative financial instrument contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Master Fund’s Schedule of Investments.

Liquidity Risk: Some securities held by the Consolidated Master Fund may be difficult to sell, or illiquid, during times of market turmoil or otherwise. Illiquid securities may also be difficult to value. If the Consolidated Master Fund is forced to sell an illiquid asset to meet repurchase requests or other cash needs, the Consolidated Master Fund may be forced to sell at a loss or at a price lower than it could have otherwise received.

Non-Diversification Risk: The Consolidated Master Fund is classified as a “non-diversified” investment company which means that the percentage of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. As a result, the Consolidated Master Fund’s investment portfolio may be subject to greater risk and volatility than if investments had been made in the securities of a broad range of issuers.

Additional risks associated with each type of investment are described within the respective security type notes. The Feeder Fund I prospectus includes a discussion of the principal risks of investing in the Consolidated Master Fund and indirectly in the Consolidated Master Fund. Please also refer to the notes of the Consolidated Master Fund for further discussion on risks.

8. Subsequent Events

The Investment Manager has evaluated the impact of subsequent events through the date of financial statement issuance, and determined there were no subsequent events outside the normal course of business requiring adjustment to or disclosure in the consolidated financial statements.

15

Blackstone Real Estate Income Fund

Supplemental Information

December 31, 2018 (Unaudited)

Form N-Q Filings

The Feeder Fund I files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Beginning April 30, 2019, Feeder Fund I will be required to use new Form N-PORT on a monthly basis to disclose portfolio holdings, with every third month made available to the public by the SEC 60 days after the end of Feeder Fund I’s fiscal quarter, and Form N-Q filings will no longer be required. The Feeder Fund I’s Forms N-Q or Form N-PORT will be available on the SEC’s website at http://www.sec.gov within 60 days after the Feeder Fund I’s first and third fiscal quarters. The Feeder Fund I’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information regarding operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Holdings and allocations shown on any Form N-Q are as of the date indicated in the filing and may not be representative of future investments. Holdings and allocations should not be considered research or investment advice and should not be relied upon in making investment decisions.

Proxy Voting Policies

The Feeder Fund I and the Consolidated Master Fund have delegated proxy voting responsibilities to the Investment Manager, subject to the Board’s general oversight. A description of the policies and procedures used to vote proxies related to the Feeder Fund I’s and the Consolidated Master Funds’ portfolio securities, and information regarding how the Feeder Fund I and Consolidated Master Fund voted proxies relating to their portfolio securities during the most recent 6-month period ended June 30 is available (1) without charge, upon request, by calling toll free, 1-800-248-1621 and (2) on the SEC’s website at http://www.sec.gov.

Additional Information

The Feeder Fund I’s registration statement includes additional information about the Trustees of the Consolidated Master Fund. The registration statement is available, without charge, upon request by calling 1-855-890-7725.

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Board Approval of the Continuance of the Investment Management Agreements

At a joint meeting of the Boards of Trustees (collectively, the “Board” and each member thereof, a “Trustee”) of the Master Fund, Feeder Fund I and Blackstone Real Estate Income Fund II (“Feeder Fund II”; together with Feeder Fund I, the “Feeder Funds”; and collectively with Feeder Fund I and the Master Fund, the “Funds”) held in person on December 12, 2018 (the “Contract Renewal Meeting”), the Board, including the members who are not considered to be “interested persons” under the 1940 Act (the “Independent Trustees”), considered and unanimously approved the continuation of the Investment Management Agreements (the “Feeder Agreements”) between each Feeder Fund and the Investment Manager and the continuation of the Investment Management Agreement (the “Master Agreement” and, with the Feeder Agreements, the “Agreements”) between the Master Fund and the Investment Manager.

The Board received and considered information (the “Contract Renewal Information”) regarding the nature, extent, and quality of services provided to the Funds by the Investment Manager under the respective Agreements, certain portions of which are discussed below. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the services provided by the Investment Manager to the Funds. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Board with respect to the services provided to the Funds by the Investment Manager. The membership of the Boards of Trustees of the Funds is identical.

In advance of the Contract Renewal Meeting, the Board received a memorandum prepared by counsel to the Funds discussing its responsibilities in connection with the proposed continuation of the Agreements and the Independent Trustees separately received a memorandum as to their responsibilities in this regard from their independent counsel. Prior to the Contract Renewal Meeting, the Independent Trustees met in executive session with their independent counsel at which no representatives of the Investment Manager or Fund management were present and reviewed the Contract Renewal Information received to that time and discussed the proposed continuation of each Agreement in light of their responsibilities. At the Contract Renewal Meeting, there was an additional discussion with the Investment Manager regarding the Contract Renewal Information, the terms of the Agreements, the operations of the Funds, and other relevant considerations. In evaluating the Agreements, the Board took into account the “master-feeder” structure and the fact that the Investment Manager serves as investment adviser to each Fund but receives a management fee only from the Master Fund but that each Feeder Fund, as a shareholder of the Master Fund, indirectly pays a portion of the management fee paid by the Master Fund to the Investment Manager. On the basis of all of these discussions, the Board, including all of the Independent Trustees, determined that renewal of each Agreement for a term of one year would be consistent with the interests of each Fund’s shareholders on the basis of the following factors, among others:

Nature, Extent, and Quality of the Services

The Trustees reviewed the investment objectives and policies of the Funds with the Investment Manager and the qualifications, backgrounds and responsibilities of the senior personnel of the Funds, including the Investment Manager’s portfolio management team, that were primarily responsible for the day-to-day management of the Funds. The Board noted that the Feeder Funds pursue their investment objectives through the investment of substantially all of their investable assets in the Master Fund as part of a “master-feeder” structure. The Trustees also discussed the Investment Manager’s operations and financial condition, including the Investment Manager’s: (1) ability to retain key personnel; (2) focus on analysis of real estate securities and real estate investments; (3) investment approach and commitment to investment principles; (4) investment in and commitment to personnel, including additional hiring and extensive training, and infrastructure, including research, risk management, and portfolio management analytics; (5) compliance efforts; (6) oversight of and distribution of the Funds’ shares; and (7) coordination and oversight of, and interaction with, service providers. The Board also noted that the Investment Manager provides the Funds with regulatory, compliance and certain administrative services, office facilities and officers (including the chief executive, chief financial, chief legal and chief compliance officers).

17

In reaching its determinations regarding continuation of each Fund’s Agreement, the Board took into account that each Feeder Fund’s shareholders, in pursuing their investment goals and objectives, likely considered the reputation and the investment style, philosophy and strategy of the Investment Manager, as well as the resources available to the Investment Manager, in purchasing their shares.

Fund Performance

The Board, including the Independent Trustees, received and considered information (the “Broadridge Performance Information”) prepared by Broadridge Financial Solutions (“Broadridge”), an independent provider of investment research, about performance of the Funds (net of fees and expenses) for the 1-year, 3-year and inception to date periods ended September 30, 2018 as compared to (a) a group of eight peer funds for the 1-year period ended such date; five peer funds for the 3-year period ended such date; and four peer funds for the period from the Fund’s inception to such date selected by Broadridge in consultation with the Investment Manager from the open-end, listed closed-end, unlisted closed-end and hedge fund universes (the “Broadridge-prepared peer group”), and (b) a custom index (the “custom benchmark”) provided by the Investment Manager. In addition, the Board considered information about performance risk measurements of the Funds and the Broadridge-prepared peer group, such as (1) annualized return, (2) standard deviation and (3) Sharpe ratio. The Board noted that the net performance return of Feeder Fund I ranked second among the Broadridge Peer Group funds in each of the 1-year, 3-year and since inception periods ended September 30, 2018. The Board noted that the 1- and 3-year and inception to date net performance return of Feeder Fund II also ranked second among the Broadridge Peer Group funds in each of the 1-year, 3-year and since inception periods ended September 30, 2018. In these rankings, first represents funds with the best performance. The Board considered the Investment Manager’s prior advice and continuing belief that the investment strategy for the Master Fund and, indirectly, the Feeder Funds through their investments in the Master Fund is relatively unique compared to the rest of the small Broadridge-prepared peer group, making meaningful performance comparisons difficult. The Investment Manager also noted that the Master Fund, unlike some funds in the Broadridge-prepared peer group, hedges its interest rate exposure. The Broadridge Performance Information itself noted differences between the investment strategies of the Funds and other funds in the Broadridge-prepared peer group. In addition to the Funds’ performance relative to the Broadridge-prepared peer group, the Board considered each Fund’s performance in absolute terms and relative to the custom benchmark. The Contract Renewal Information reported that the Feeder Funds each outperformed the custom benchmark for the 1- and 3-year and inception to date periods.

Based on the reviews and discussions of the Funds’ performance and considering other relevant factors, including those noted above, the Board concluded that, under the circumstances, continuation of each Fund’s Agreement for an additional period of one year would be consistent with the interests of the Fund and its shareholders.

Fees and Expenses

The Board noted the Investment Manager’s prior advice and continuing belief that the nature of the master-feeder structure requires the Board to examine the combined services to each Feeder Fund and the Master Fund in order to evaluate the management fee. The Board noted that for its services under the Master Fund Agreement, the Investment Manager receives a management fee and an incentive fee (as described below). So long as substantially all of its investable assets are invested in the Master Fund, each Feeder Fund does not directly pay a management fee to the Investment Manager but indirectly pays its proportionate share of the Master Fund management fee and any incentive fee as a Master Fund shareholder. The Board also noted that each Feeder Fund not only incurs and pays its own direct operating expenses but also indirectly pays its share of the operating expenses of the Master Fund.

The Board, including the Independent Trustees, compared the fees and expense ratios of the Funds (before and after any fee waivers and expense reimbursements) for the year ended September 30, 2018 against fees and expense ratios of the Broadridge-prepared peer group. Specifically, the Board considered data based on information (the “Broadridge Expense Information”) provided by Broadridge indicating that (1) the net and gross expense ratios of each Fund were ranked in the fourth quartile of the Broadridge-prepared peer group

18

and were worse (higher) than the median net and gross expense ratios, respectively; and (2) the gross management fee rate (before waivers) of each Fund also was ranked in the fourth quartile of the Broadridge-prepared peer group and was worse (higher) than the median net management fee rate. In these rankings, expense components that are ranked in the first quartile are lowest, and therefore best, and the expense components ranked in the fourth quartile are highest, and therefore worst. The Broadridge Expense Information noted, among other things, that a primary driver of the Fund’s high relative expenses is the Investment Manager’s incentive fee, which only one other fund in the Broadridge-prepared peer group has. The incentive fee is a variable cost that is incurred by a Fund only when it meets specific performance targets. The Board noted that the small number and disparate types of funds in the Broadridge-prepared peer group, including open-end and both leveraged and unleveraged closed-end funds, and the Funds’ master-feeder structure made meaningful expense comparisons difficult. The Board noted that the Investment Manager had agreed to limit certain Specified Expenses of the Feeder Funds to an Expense Cap of no more than 0.35% per annum of the Funds’ net assets pursuant to an Expense Limitation and Reimbursement Agreement, and had voluntarily implemented a Management Fee Waiver to reduce its management fee to an annualized rate of 0.75% of the Feeder Funds’ or the Master Fund’s managed assets, as the case may be, from October 1, 2014 to December 31, 2018. At the Contract Renewal Meeting, the Board was advised by the Investment Manager that the Expense Limitation and Reimbursement Agreement and Management Fee Waiver would be extended to December 31, 2019. Under the Expense Limitation and Reimbursement Agreement, the Investment Manager may be reimbursed for any amount borne thereunder within three years after the year in which the Investment Manager incurred the expense, if and when requested by the Investment Manager, but only to the extent the expenses of the Feeder Funds (including the Funds’ pro rata share of the Master Fund’s specified expenses) are less than the lower of the Expense Cap or any expense limitation agreement then in effect with respect to the Specified Expenses. Any such reimbursement may not raise the level of Specified Expenses of the Feeder Funds (including the Feeder Funds’ pro rata share of the Master Fund’s specified expenses) in the month of repayment to exceed the Expense Cap. Any such recapture or reimbursement is hereinafter referred to as an “Expense Recovery.”

Taking all of the above into consideration and such other factors as it deemed relevant, the Board determined that the management fees of the Funds were reasonable in light of the nature, extent, and overall quality of the investment management and other services provided to the Funds under the Agreements.

The Board also considered information regarding fees charged by the Investment Manager’s affiliates to other clients investing primarily in asset classes similar to that of the Funds, and noted that such fees were comparable to those of the Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients, noting in particular that such clients are not subject to heightened regulatory requirements that apply to the Funds.

Profitability

As part of the Contract Renewal Information, the Board received information from the Investment Manager as to the profitability of its relationship with the Funds for the full years 2016 and 2017 and from January 1, 2018 to September 30, 2018. In analyzing the profitability of the Investment Manager, the Trustees considered the resources that the Investment Manager had devoted to, and has available to support, its activities in respect of the Funds. The Trustees reviewed profitability data provided by the Investment Manager showing revenues (including management fees net of waiver and incentive fees) and overhead expenses (including explanations of expense allocations) of each Feeder Fund (showing its proportional share of management fees and incentive fees paid by the Master Fund) separately and on a combined basis. The profitability information provided by the Investment Manager to the Board as part of the Contract Renewal Information indicated the Investment Manager’s profitability from its relationships with the Funds, and each Fund, was at a level not regarded by the Board as excessive in light of judicial guidance and the nature, extent, and overall quality of its services to the Funds. The Board of each Feeder Fund noted that the Expense Limitation and Reimbursement Agreement and Management Fee Waiver each is scheduled to expire on December 31, 2019 and that expiration of either or both would impact the Investment Manager’s subsequent profitability level and also that the Investment Manager’s reported profitability from the Feeder Fund could be increased in the event of a subsequent Expense Recovery.

19

Economies of Scale

The Trustees discussed various financial and economic considerations relating to the arrangements with the Investment Manager, including economies of scale. While noting that the management fees for each Fund would not decrease as the level of Fund assets increased, the Trustees concluded that the management fees continue to reflect the Funds’ complex operations and the nature, extent, and quality of the investment management and other services provided by the Investment Manager. The Board noted that the Feeder Funds do not pay any management fee directly to the Investment Manager, but indirectly pay their proportionate share of the management fee (and any incentive fee) paid to the Investment Manager by the Master Fund. The Board noted that it will have the opportunity to periodically reexamine whether any Fund has achieved economies of scale, as well as the appropriateness of management fees payable to the Investment Manager, in the future.

Other Benefits

The Trustees discussed other benefits that the Investment Manager may receive from the Funds. The Trustees noted the Investment Manager’s advice that indicated it does not receive significant ancillary benefits as a result of its relationship with the Funds and that the Investment Manager does not realize or utilize “soft dollar” benefits from its relationship with the Funds. The Board concluded that other benefits derived by the Investment Manager from its relationship with the Funds, to the extent such benefits were identifiable or determinable, were reasonable in light of the nature, quality and scope of investment management and other services provided to the Funds by the Investment Manager and the costs of providing such services.

Conclusion

The Board, including all of the Independent Trustees, in light of the foregoing and other factors that the Board deemed relevant, determined that continuation of each Fund’s Agreement would be in the interests of the Fund and its shareholders and unanimously voted to continue the Agreements for a period of one additional year. No single factor was identified by the Board as the principal factor in determining whether to approve continuation of each of the Agreements and each Board member may have attributed different weights to various factors. The Independent Trustees were represented by separate legal counsel throughout the process.

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Blackstone

Blackstone Registered Funds

Privacy Notice

Rev January, 2019

FACTS	WHAT DO BLACKSTONE REGISTERED FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

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The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎   Assets and investment experience

∎   Risk tolerance and transaction history

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Blackstone Registered Funds (as defined below) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do Blackstone Registered Funds share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you	No	We don’t share

For nonaffiliates to market to you	No	We don’t share

Questions?	Email us at GLB.privacy@blackstone.com

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Who we are
Who is providing this notice?	Blackstone Registered Funds include Blackstone Alternative Alpha Fund, Blackstone Alternative Alpha Fund II, Blackstone Real Estate Income Fund, Blackstone Real Estate Income Fund II, Blackstone Alternative Investment Funds, on behalf of its series Blackstone Alternative Multi-Strategy Fund, Blackstone Diversified Multi-Strategy Fund, a sub-fund of Blackstone Alternative Investment Funds plc, and the GSO Funds, consisting of Blackstone / GSO Senior Floating Rate Term Fund, Blackstone / GSO Long-Short Credit Income Fund, Blackstone / GSO Strategic Credit Fund and Blackstone / GSO Floating Rate Enhanced Income Fund and Blackstone / GSO Secured Lending Fund
What we do
How do Blackstone Registered Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do Blackstone Registered Funds collect my personal information?

We collect your personal information, for example, when you:

∎   open an account or give us your income information

∎   provide employment information or give us your contact information

∎   tell us about your investment or retirement portfolio

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

∎   sharing for affiliates’ everyday business purposes— information about your creditworthiness

∎   affiliates from using your information to market to you

∎   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account—unless you tell us otherwise.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Blackstone name and financial companies such as GSO Capital Partners LP and Strategic Partners Fund Solutions.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Blackstone Registered Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Our joint marketing partners include financial services companies.
Other important information

California Residents—In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will also limit the sharing of information about you with our affiliates to the extent required by applicable California law.

Vermont Residents—In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among Blackstone Registered Funds’ affiliates except with the authorization or consent of the Vermont resident.

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GDPR PRIVACY STATEMENT

Blackstone Real Estate Income Fund

Blackstone Real Estate Income Fund II

Blackstone Real Estate Income Master Fund

Data Privacy Notice for Investors

1. Whyare you seeing this notice?

∎   This Data Privacy Notice applies to you to the extent that applicable legislation or binding regulation relating to the protection of personal data in force in the European Union (“EU”), European Economic Area (“EEA”) or UK (including Regulation (EU) 2016/679 (the “GDPR”)) applies to our processing of your personal data or to the extent you are a located within the EU or EEA for the purposes of the GDPR. If this Data Privacy Notice applies to you, you have certain rights with respect to your personal data under applicable EU data protection legislation, as outlined below.

∎   You may need to provide Personal Data to us as part of your investment into Blackstone Real Estate Income Fund (the “Fund”).

∎   We want you to understand how and why we use, store and otherwise process your Personal Data when you deal with us or our relevant affiliates.

∎   “Personal Data” has the meaning given in the EU data protection legislation and includes any information relating to an identifiable individual (such as name, address, date of birth or economic information).

Please read the information below carefully. It explains how and why Personal Data is processed by us.
2. Who is providing this notice?

The Fund is committed to protecting and respecting your privacy.

The Fund-related entities on whose behalf this privacy statement is made are: (i) the Fund, (ii) Blackstone Real Estate Income Advisors, L.L.C., (iii) Blackstone Advisory Partners L.P., and (iv) their respective affiliates, and in each case such persons’ legal and other advisors and agents (together, the “Fund Parties”).

Where we use the terms “we”, “us” and “our” in this Data Privacy Notice, we are referring to the Fund and the Fund Parties.

When you provide us with your Personal Data, the Fund acts as a “data controller”. In simple terms, this means that:

∎   we “control” the Personal Data that you provide—including making sure that it is kept secure

∎   we make certain decisions on how to use and protect your Personal Data—but only to the extent that we have informed you about the use or are otherwise permitted by law

3. WhatPersonal Data do we collect about you?

The types of Personal Data we collect and share depends on the product or service you have with us and the nature of your investment. This information can include or be related to:

∎   name, date of birth, country(ies) of citizenship, mailing and permanent address, email address, and telephone number

∎   photo identification, including passports, driving license, and other government-issued IDs

23

∎   bank and brokerage account information, including routing and account numbers

∎   national insurance number and tax identification number

∎   source of wealth, employment information, education history, number of dependents and income

∎   assets and liabilities

∎   investment strategy, experience, and activity

∎   risk tolerance and transaction history

∎   internet protocol address

∎   cookie identification

∎   information about your third-party representatives

The Personal Data collected about you will help us provide you with a better service and facilitate our business relationship.

∎   We may combine Personal Data that you provide to us with Personal Data that we collect from, or about you, in some circumstances.

∎   This will include Personal Data collected in an online or offline context.

4. Wheredo we obtain your Personal Data?	We collect, and have collected, Personal Data about you from a number of sources, including from you directly:

WHAT	HOW
1 Personal Data that you give us

∎   from the forms and any associated documentation that you complete when subscribing for shares and/or opening an account with us. This will include information about your name, address, date of birth, passport details or other national identifier, driving licence, your national insurance or social security number and income, employment information and details about your investment or retirement portfolio(s)

∎   when you provide it to us in correspondence and conversations

∎   when you make transactions with respect to the Fund

∎   when you purchase shares from us and/or tell us where to send money

2 Personal Data we obtain from others

∎   publicly available and accessible directories and sources

∎   bankruptcy registers

∎   tax authorities, including those that are based outside the United Kingdom and the EEA if you are subject to tax in another jurisdiction

∎   governmental and competent regulatory authorities to whom we have regulatory obligations

∎   credit agencies

∎   fraud prevention and detection agencies and organisations

24

5. Whydo we process your Personal Data?	We process your Personal Data for the following reasons:

WHY	HOW
1 Contract

It is necessary to perform our contract with you to:

∎   administer, manage and set up your investor account(s) to allow you to purchase your shares

∎   meet the resulting contractual obligations we have to you

∎   facilitate the continuation or termination of the contractual relationship between you and the Fund

∎   facilitate the transfer of funds, and administering and facilitating any other transaction, between you and the Fund

2 Compliance with law

It is necessary for compliance with an applicable legal or regulatory obligation to which we are subject to:

∎   undertake our client and investor due diligence, and on-boarding checks

∎   carry out verification, know your client (KYC), terrorist financing and anti-money laundering checks

∎   verify the identity and addresses of our investors (and, if applicable their beneficial owners)

∎   comply with requests from regulatory, governmental, tax and law enforcement authorities

∎   surveillance and investigation

∎   carry out audit checks

∎   maintain statutory registers

∎   prevent and detect fraud

∎   comply with sanctions laws

3 Our legitimate interests

For our legitimate interests or those of a third party to:

∎   manage and administer your shares and any related accounts on an ongoing basis

∎   assess and process any applications or requests made by you

∎   open, maintain or close accounts in connection with your investment in, or withdrawal from, the Fund

∎   send updates, information and notices or otherwise correspond with you in connection with your investment in the Fund

∎   address or investigate any complaints, claims, proceedings or disputes

∎   provide you with, and inform you about, our investment products and services

∎   monitor and improve our relationships with investors

∎   comply with applicable regulatory obligations

∎   manage our risk and operations

∎   comply with our accounting and tax reporting requirements

∎   comply with our audit requirements

∎   assist with internal compliance with our policies and process

∎   ensure appropriate group management and governance

∎   keep our internal records

25

WHY	HOW

∎   prepare reports on incidents / accidents

∎   protect our business against fraud, breach of confidence, theft of proprietary materials, and other financial or business crimes (to the extent that this is not required of us by law)

∎   analyse and manage commercial risks

∎   seek professional advice, including legal advice

∎   enable any actual or proposed, assignee or transferee, participant or sub-participant of the Fund’s or Fund vehicles’ rights or obligations to evaluate proposed transactions

∎   facilitate business asset transactions involving the Fund or Fund-related vehicles

∎   monitor communications to/from us using our systems

∎   protect the security and integrity of our IT systems

We only rely on these interests where we have considered that, on balance, our legitimate interests are not overridden by your interests, fundamental rights or freedoms.

Monitoring as described at (3) above	We monitor communications where the law requires us to do so. We will also monitor where we are required to do so to comply with our regulatory rules and practices and, where we are permitted to do so, to protect our business and the security of our systems.
6. Who we share your Personal Data with	Your Personal Data will be shared with:

WHO	WHY
Fund associates	We share your Personal Data with our associates, related parties and members of our group. This is to: ∎ manage our relationship with you ∎ the purposes set out in this Data Privacy Notice
Fund Managers, Depositories, Administrators, Custodians, Investment Advisors

∎   delivering the services you require

∎   managing your investment

∎   supporting and administering investment-related activities

∎   complying with applicable investment laws and regulations

Fund specific details of these third parties can be found in the relevant offering documents you have been provided with

Tax Authorities

∎   to comply with applicable laws and regulations

∎   where required by EEA tax authorities (who, in turn, may share your Personal Data with foreign tax authorities)

∎   where required by foreign tax authorities, including outside of the EEA

26

WHO	WHY
Service Providers	∎ delivering and facilitating the services needed to support our business relationship with you ∎ supporting and administering investment-related activities
Our lawyers, auditors and other professional advisors	∎ providing you with investment-related services ∎ to comply with applicable legal and regulatory requirements

In exceptional circumstances, we will share your Personal Data with:	∎ competent regulatory, prosecuting and other governmental agencies or litigation counterparties, in any country or territory ∎ organisations and agencies—where we are required to do so by law
7. Do you have to provide us with this Personal Data?

Unless otherwise indicated, you should assume that we require the Personal Data for business and/or compliance purposes.

Where we collect Personal Data from you that is purely voluntary and there are no implications for you if you do not wish to provide us with it, we will indicate as such.

Some of the Personal Data we request is necessary for us to perform our contract with you and if you do not wish to provide us with this Personal Data, it will affect our ability to provide our services to you and manage your investment.

8. Sending your Personal Data internationally

We will transfer your Personal Data to our group members, stockholders of the Fund and related parties, and to third party service providers outside of the EEA, which do not have similarly strict data protection and privacy laws.

Where we transfer Personal Data to other members of our group, or our service providers, we have put in place data transfer agreements and safeguards using European Commission approved terms.

Please contact us if you would like to know more about these agreements or receive a copy of them. Please see below for our contact details.

9. Consent—and your right to withdraw it

We do not generally rely on obtaining your consent to process your Personal Data.

If we do, you have the right to withdraw this consent at any time.

Please contact us or send us an email at GDPRqueries@blackstone.com at any time if you wish to do so.

10. Retention and deletion of your Personal Data

We keep your Personal Data for as long as it is required by us for our legitimate business purposes, to perform our contractual obligations, or where longer, such longer period as is required by law or regulatory obligations which apply to us.

∎   We will generally retain Personal Data about you throughout the life cycle of any investment you are involved in

∎   Some Personal Data will be retained after your relationship with us ends

As a general principle, we do not retain your Personal Data for longer than we need it.

We will usually delete your Personal Data (at the latest) after you cease to be a stockholder of the Fund and there is no longer any legal or regulatory requirement or other legitimate business purpose for retaining your Personal Data.

27

11. Your rights

You have certain data protection rights, including:

∎   the right to access your Personal Data

∎   the right to restrict the use of your Personal Data

∎   the right to have incomplete or inaccurate Personal Data corrected

∎   the right to ask us to stop processing your Personal Data

∎   the right to require us to delete your Personal Data in some limited circumstances

From 25 May 2018, you also have the right in some circumstances to request for us to “port” your Personal Data in a portable, re-usable format to other organisations (where this is possible).

12. Concerns or queries

We take your concerns very seriously. We encourage you to bring it to our attention if you have any concerns about our processing your Personal Data.

This Data Privacy Notice was drafted with simplicity and clarity in mind. We are, of course, happy to provide any further information or explanation needed. Our contact details are below.

If you want to make a complaint, you can also contact the body regulating data protection in your country, where you live or work, or the location where the data protection issue arose. A list of the EU data protection authorities is available by clicking this link: http://ec.europa.eu/newsroom/article29/item-detail.cfm?item_id=612080.

13. Contact us	Please contact us if you have any questions about this Data Privacy Notice or the Personal Data we hold about you. Contact us by email at GDPRqueries@blackstone.com.

Contact us in writing using the address below:

Address	Blackstone Real Estate Income Fund 345 Park Avenue New York, NY 10154

14. Changes to this Data Privacy Notice	We keep this Data Privacy Notice under regular review. This Data Privacy Notice was last updated on 13 June 2018.

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Blackstone Real Estate Income Fund

Trustees and Officers

December 31, 2018

Board of Trustees

The overall management of the business and affairs of the Feeder Fund I, including oversight of the Investment Manager, is vested in the Board. Each member of the Board shall hold office until the next meeting of shareholders called for the purpose of considering the election of Trustees. The Feeder Fund I’s Board also serves as the Board of Trustees of the Master Fund.

The Trustees of the Feeder Fund I, their ages, their positions with the Feeder Fund I, their term of office and length of time served, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies or portfolios in the Fund Complex (defined below) that each Trustee oversees, and the other board memberships held by each Trustee is set forth below.

INTERESTED TRUSTEE*
Name, Address and Age	Position(s) with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Investment Companies in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Michael B. Nash c/o Blackstone Real Estate Income Advisors L.L.C. Attn: Chief Compliance Officer 345 Park Avenue New York, NY 10154 Birth Year: 1961	Trustee and Chairman	Since Inception

Mr. Nash is a senior managing director of The Blackstone Group L.P. (together with its affiliates, “Blackstone”) and the Co-Founder and Chairman of Blackstone Real Estate Debt Strategies (“BREDS”). He is also a member of the Real Estate Investment Committee for both BREDS and Blackstone Real Estate Advisors. He was formerly the Chief Executive Officer and President of the Fund and the Master Fund from the Funds’ inception to 2017. Before joining Blackstone in 2007, Mr. Nash was with Merrill Lynch from 1997 to 2007 where he led the firm’s Real Estate Principal Investment Group—Americas. Mr. Nash graduated from State

University of New York at Albany and received an M.B.A. from the Stern School of Business at New York University.

				3	Executive Chairman, Blackstone Mortgage Trust, Inc.; Hudson Pacific Properties, Inc.; Landmark Apartment Trust of America, Inc. (2014 – 2016); La Quinta Holdings Inc. (2014 – 2015)

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Blackstone Real Estate Income Fund

Trustees and Officers

December 31, 2018

NON-INTERESTED TRUSTEES
Name, Address and Age	Position(s) with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Investment Companies in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Benedict Aitkenhead c/o Blackstone Real Estate Income Advisors L.L.C. Attn: Chief Compliance Officer 345 Park Avenue New York, NY 10154 Birth Year: 1965	Trustee and member of Audit and Nominating and Governance Committees	Since December 2013	Mr. Aitkenhead is currently a Managing Director at KBS Capital Advisors (“KBS”), the external advisor to the KBS Real Estate Investment Trusts. Before joining KBS, he was COO of Yapp Media LLC; early stage venture capital investing. Mr. Aitkenhead was a Managing Director in the Fixed Income division of Credit Suisse from 1989 to 2012.	3	—
Edward H. D’Alelio c/o Blackstone Real Estate Income Advisors L.L.C. Attn: Chief Compliance Officer 345 Park Avenue New York, NY 10154 Birth Year: 1952	Trustee and member of Audit and Nominating and Governance Committees	Since December 2013	Mr. D’Alelio was formerly a Managing Director and CIO for Fixed Income at Putnam Investments, Boston where he retired in 2002. He currently is an Executive in Residence with the School of Management, University of Massachusetts Boston.	7	Owl Rock Capital Corp. business development companies (3 portfolios overseen in Fund Complex)
Michael F. Holland c/o Blackstone Real Estate Income Advisors L.L.C. Attn: Chief Compliance Officer 345 Park Avenue New York, NY 10154 Birth Year: 1944	Trustee and member of Audit and Nominating and Governance Committees	Since December 2013	Mr. Holland is the Chairman of Holland & Company, a private investment firm he founded in 1995. He is also President and Founder of the Holland Balanced Fund.	7	The China Fund, Inc.; State Street Master Funds; Reaves Utility Income Fund; The Taiwan Fund, Inc. (until 2017)
Thomas W. Jasper c/o Blackstone Real Estate Income Advisors L.L.C. Attn: Chief Compliance Officer 345 Park Avenue New York, NY 10154 Birth Year: 1948	Trustee and member of Audit and Nominating and Governance Committees	Since December 2013	Mr. Jasper was Chief Executive Officer of Primus Guaranty, Ltd. from 2001 to 2010. He is currently the Managing Partner of Manursing Partners LLC.	7	Ciner Resources LP (master limited partnership)
*	Mr. Nash is an “interested person” as defined in the 1940 Act because he is an officer of the Investment Manager and certain of its affiliates.

30

Blackstone Real Estate Income Fund

Trustees and Officers

December 31, 2018

(1)	Each Trustee shall serve until the next shareholder meeting called for the purpose of considering the election of Trustees.
(2)	The term “Fund Complex” means two or more registered investment companies that:
(a)	hold themselves out to investors as related companies for purposes of investment and investor services; or
(b)	have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

The Fund Complex consists of the Feeder Fund I, the Feeder Fund II, the Master Fund, Blackstone / GSO Senior Floating Rate Term Fund, Blackstone / GSO Long-Short Credit Income Fund, Blackstone / GSO Strategic Credit Fund, Blackstone / GSO Floating Rate Enhanced Income Fund, Blackstone Alternative Alpha Fund, Blackstone Alternative Alpha Fund II, Blackstone Alternative Alpha Master Fund, Blackstone Alternative Multi-Manager Fund and Blackstone Alternative Multi-Strategy Fund.

Officers of the Feeder Fund I

The Feeder Fund I’s executive officers are chosen each year at a regular meeting of the Board to hold office until their respective successors are duly elected and qualified. The executive officers of the Feeder Fund I and the Master Fund, their ages, their positions with the Feeder Fund I, their term of office and length of time served and their principal occupations during the past five years (their titles may have varied during that period), currently are:

Name, Address and Age	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jonathan Pollack (42) c/o Blackstone Real Estate Income Advisors L.L.C. 345 Park Avenue New York, New York 10154	Chief Executive Officer and President	Since March 2017

Senior Managing Director and Global Head of BREDS (2015 – Present)

Managing Director and Global Head of Commercial Real Estate, as well as Head of Risk for Structured Finance, at Deutsche Bank (1999 – 2015)

Anthony F. Marone, Jr. (36) c/o Blackstone Real Estate Income Advisors L.L.C. 345 Park Avenue New York, New York 10154	Chief Financial Officer and Treasurer	Since April 2017	Vice President (2013), Senior Vice President (2014 – 2015) and Managing Director and Chief Financial Officer (2016 – 2017) of BREDS
Leon Volchyok (35) c/o Blackstone Real Estate Income Advisors L.L.C. 345 Park Avenue New York, New York 10154	Chief Legal Officer, Chief Compliance Officer and Secretary	Chief Legal Officer since August 2017 Chief Compliance Officer and Secretary since December 2013	Vice President (2013 – 2014), Principal (2015 – 2017) and Managing Director (2018) of Blackstone Real Estate Senior Associate at Proskauer Rose LLP (2008 – 2013)
Ester Meryam (38) c/o Blackstone Real Estate Income Advisors L.L.C. 345 Park Avenue New York, New York 10154	Principal Accounting Officer	Since March 2018	Senior Vice President, Blackstone Global Fund Finance

31

Blackstone Real Estate Income Fund

Trustees

Michael B. Nash, Chairman

Benedict Aitkenhead

Edward H. D’Alelio

Michael Holland

Thomas W. Jasper

Investment Manager

Blackstone Real Estate Income Advisors L.L.C.

345 Park Avenue

New York, New York 10154

Administrator, Custodian, Fund Accounting Agent and Transfer Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Officers

Jonathan Pollack, President and Chief Executive Officer

Anthony F. Marone, Jr., Chief Financial Officer and Treasurer

Leon Volchyok, Chief Legal Officer, Chief Compliance Officer and Secretary

Ester Meryam, Principal Accounting Officer

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, New York 10112

Legal Counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017

This report, including the financial information herein, is transmitted to the shareholders of Blackstone Real Estate Income Fund for their information. It is not a prospectus or representation intended for use in the purchase of shares of the Feeder Fund I or any securities mentioned in this report.

You can request a copy of the Feeder Fund I’s prospectus and statement of additional information without charge by calling the Feeder Fund I’s transfer agent at 1-855-890-7725.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, and Rule 23c-1 thereunder that from time to time Feeder Fund I may repurchase its common shares from its shareholders.

Additional information regarding the Funds is available at https://www.blackstone.com/the-firm/asset-management/registered-funds

Blackstone

Blackstone Real Estate Income Master Fund and Subsidiary

Annual Report For the Year Ended December 31, 2018

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Investors and Board of Trustees of

Blackstone Real Estate Income Master Fund:

Opinion on the Consolidated Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of Blackstone Real Estate Income Master Fund and Subsidiary (the “Fund”), including the consolidated schedule of investments, as of December 31, 2018, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the periods presented, and the related notes. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the consolidated results of their operations and their cash flows for the year then ended, the consolidated changes in their net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

New York, New York

February 27, 2019

We have served as the auditor of one or more investment companies within the group of investment companies since 2010.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Schedule of Investments

December 31, 2018

Portfolio Composition	Percentage of Total Net Assets
Commercial Mortgage-Backed Securities	86.2%
Residential Mortgage-Backed Securities	23.3
Mezzanine Debt	13.5
High Yield Bonds & Notes	10.5
Interest Only Commercial Mortgage-Backed Securities	8.8
Bank Loan	7.1
Money Market Fund	4.7
Common Stock	0.5
Collateralized Debt Obligations	0.5
Securities Sold Short	(13.8)
Other Liabilities in Excess of Other Assets(1)	(41.3)

Total	100.0%

(1)	Assets, other than investments in securities, net of other liabilities. See Consolidated Statement of Assets and Liabilities.

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Schedule of Investments

December 31, 2018

	Principal Amount	Value

LONG-TERM INVESTMENTS — 150.4%
COMMERCIAL MORTGAGE-BACKED SECURITIES — 86.2%
Ashford Hospitality Trust, Series 2018-ASHF, Class E, 1 mo. USD LIBOR + 3.10%, 5.56%, 04/15/35 (a),(b),(c)	$11,034,000	$10,921,763
Ashford Hospitality Trust,
Series 2018-KEYS, Class D, 1 mo. USD LIBOR + 2.75%, 5.21%, 05/15/35 (a),(b),(c),(d)	8,961,000	8,881,709
Series 2018-KEYS, Class E, 1 mo. USD LIBOR + 4.15%, 6.61%, 05/15/35 (a),(b),(c)	5,897,000	5,826,343
BAMLL Re-REMIC Trust, Series 2014-FRR9, Class F, 1 mo. USD LIBOR + 20.15%, 10.31%, 12/26/46 (a),(b),(d)	22,162,790	22,675,932
Banc of America Commercial Mortgage Trust, Series 2005-5, Class F, 5.52%, 10/10/45 (a),(b),(d)	353,689	355,756
Bear Stearns Commercial Mortgage Securities Trust, Series 2005-PWR9, Class F, 5.23%, 09/11/42 (a),(b),(d)	2,823,000	2,825,851
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PW12, Class D, 5.73%, 09/11/38 (a),(b),(d)	1,351,445	845,325
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-T24, Class B, 5.66%, 10/12/41 (a),(b),(d)	2,491,330	2,348,348
BHMS, Series 2018-ATLS, Class E, 1 mo. USD LIBOR + 3.00%, 5.46%, 07/15/35 (a),(b),(c)	10,401,000	10,295,456
CFCRE Commercial Mortgage Trust, Series 2017-C8, Class D, 3.00%, 06/15/50 (a),(c)	5,741,000	4,367,712
Citigroup Commercial Mortgage Trust,
Series 2012-GC8, Class D, 4.87%, 09/10/45 (a),(b),(c)	3,923,000	3,689,477
Series 2012-GC8, Class E, 4.87%, 09/10/45 (a),(b),(d)	6,296,926	5,381,442
Citigroup Commercial Mortgage Trust, Series 2014-GC19, Class E, 4.56%, 03/10/47 (a),(b),(d)	100,000	84,051
Citigroup Commercial Mortgage Trust, Series 2016-P6, Class D, 3.25%, 12/10/49 (a),(d)	1,208,000	1,011,350
Commercial Mortgage Pass Through Certificates,
Series 2016-CR28, Class F, 3.25%, 02/10/49 (a),(c)	13,754,000	9,418,852
Series 2016-CR28, Class G, 3.25%, 02/10/49 (a),(d)	5,951,000	3,543,428
Series 2016-CR28, Class H, 3.25%, 02/10/49 (a),(d)	9,169,000	4,519,427
Series 2016-CR28, Class J, 3.25%, 02/10/49 (a),(d)	15,121,412	4,080,034
Commercial Mortgage Trust, Series 2005-C6, Class G, 5.68%, 06/10/44 (a),(b),(d)	1,490,719	1,134,666
Commercial Mortgage Trust, Series 2006-CD3 SEQ, Class AJ, 5.69%, 10/15/48 (d)	9,685,513	4,822,129
Commercial Mortgage Trust, Series 2012-CR5, Class F, 4.32%, 12/10/45 (a),(b),(d)	7,007,595	5,553,652
Commercial Mortgage Trust, Series 2013-CR11, Class G, 4.27%, 08/10/50 (a),(b),(d)	21,428,233	8,220,305

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
Commercial Mortgage Trust,
Series 2013-CR8, Class D, 3.96%, 06/10/46 (a),(b),(c)	$8,337,000	$7,928,340
Series 2013-CR8, Class E, 3.96%, 06/10/46 (a),(b),(c)	9,423,992	7,958,617
Series 2013-CR8, Class F, 3.96%, 06/10/46 (a),(b),(d)	3,009,000	2,201,377
Commercial Mortgage Trust, Series 2013-LC13, Class D, 5.27%, 08/10/46 (a),(b),(c)	2,218,000	2,111,029
Commercial Mortgage Trust,
Series 2014-FL5, Class KH1, 1 mo. USD LIBOR + 3.65%, 5.96%, 08/15/31 (a),(b),(d)	16,314,290	15,324,329
Series 2014-FL5, Class KH2, 1 mo. USD LIBOR + 4.50%, 6.81%, 08/15/31 (a),(b),(d)	10,577,343	9,284,675
Commercial Mortgage Trust,
Series 2014-LC17, Class C, 4.55%, 10/10/47 (b),(c)	1,572,000	1,554,696
Series 2014-LC17, Class D, 3.69%, 10/10/47 (a),(c)	924,000	765,910
Commercial Mortgage Trust, Series 2014-UBS5, Class D, 3.50%, 09/10/47 (a),(c)	4,395,000	3,588,453
Commercial Mortgage Trust,
Series 2014-UBS6, Class D, 3.97%, 12/10/47 (a),(b),(d)	658,000	545,678
Series 2014-UBS6, Class E, 4.47%, 12/10/47 (a),(b),(c)	9,693,000	6,770,809
Commercial Mortgage Trust,
Series 2015-CR22, Class E, 3.00%, 03/10/48 (a),(d)	12,398,000	8,541,953
Series 2015-CR22, Class F, 3.00%, 03/10/48 (a),(d)	7,294,000	4,358,875
Commercial Mortgage Trust,
Series 2015-CR23, Class CMD, 3.68%, 05/10/48 (a),(b),(c)	9,035,000	8,930,039
Series 2015-CR23, Class CME, 3.68%, 05/10/48 (a),(b),(d)	8,659,000	8,532,272
Series 2015-CR23, Class E, 3.23%, 05/10/48 (a),(d)	5,489,000	3,842,654
Series 2015-CR23, Class F, 4.25%, 05/10/48 (a),(b),(d)	1,170,000	721,402
Commercial Mortgage Trust, Series 2015-CR24, Class D, 3.46%, 08/10/48 (b),(c)	6,434,000	5,401,875
Commercial Mortgage Trust, Series 2015-CR25, Class D, 3.79%, 08/10/48 (b),(c)	5,640,000	4,501,334
Commercial Mortgage Trust, Series 2015-CR26, Class D, 3.48%, 10/10/48 (b),(c)	1,598,000	1,359,490
Commercial Mortgage Trust,
Series 2015-LC21, Class D, 4.30%, 07/10/48 (b),(c)	1,409,000	1,256,674
Series 2015-LC21, Class E, 3.25%, 07/10/48 (a),(d)	9,077,000	6,256,677
Commercial Mortgage Trust, Series 2016-CD1, Class D, 2.77%, 08/10/49 (a),(b),(c)	1,456,000	1,144,884
Commercial Mortgage Trust, Series 2016-COR1, Class D, 3.39%, 10/10/49 (a),(b),(c)	8,294,000	6,460,658
Commercial Mortgage Trust, Series 2016-CR28, Class D, 3.90%, 02/10/49 (b),(c)	688,000	620,372

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
Commercial Mortgage Trust, Series 2016-DC2, Class D, 3.89%, 02/10/49 (a),(b),(d)	$ 877,000	$721,504
Credit Suisse Commercial Mortgage Trust, Series 2007-C2, Class B, 5.72%, 01/15/49 (a),(b),(d)	1,746,500	1,767,821
Credit Suisse Commercial Mortgage Trust, Series 2007-C3, Class AJ, 5.62%, 06/15/39 (b),(d)	62,364	47,102
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C5, Class G, 5.10%, 08/15/38 (a),(b),(d)	4,961,000	4,823,746
Credit Suisse Mortgage Trust, Series 2006-C5, Class AJ, 5.37%, 12/15/39 (d)	4,295,847	2,858,613
CSAIL Commercial Mortgage Trust,
Series 2015-C4, Class F, 3.50%, 11/15/48 (a),(b),(d)	3,747,000	2,632,654
Series 2015-C4, Class G, 3.50%, 11/15/48 (a),(b),(d)	5,786,000	3,107,771
CSAIL Commercial Mortgage Trust, Series 2017-CX10, Class UESD, 4.24%, 10/15/32 (a),(b),(c)	12,967,500	12,350,512
European Loan Conduit,
Series 31, Class D, 3 mo. EURIBOR + 2.30%, 2.30%, 10/26/28 (b),(c),(e)	EUR 1,596,988	1,803,613
Series 31, Class E, 3 mo. EURIBOR + 3.25%, 3.25%, 10/26/28 (b),(c),(e)	EUR 7,170,948	8,061,024
FREMF 2018-K158 Mortgage Trust, 4.27%, 10/25/33 (a),(b),(d)	$ 4,177,000	3,463,848
FREMF Mortgage Trust, Series 2016-K60, Class D, 0.01%, 12/25/49 (a),(d)	41,179,337	22,420,642
FREMF Mortgage Trust, Series 2016-KF16, Class B, 1 mo. USD LIBOR + 6.64%, 8.99%, 03/25/26 (a),(b),(d)	957,244	1,034,509
FREMF Mortgage Trust, Series 2016-KF25, Class B, 1 mo. USD LIBOR + 5.00%, 7.35%, 09/25/23 (a),(b),(d)	2,736,800	2,880,443
FREMF Mortgage Trust, Series 2017-KGL1, Class BFL, 1 mo. USD LIBOR + 2.50%, 4.85%, 10/25/27 (a),(b),(c)	18,145,792	18,146,405
FREMF Mortgage Trust, Series 2017-KGX1, Class BFX, 3.59%, 10/25/27 (a),(b),(c)	15,725,000	14,495,321
FREMF Mortgage Trust, Series 2018-K154, Class B, 4.02%, 11/25/32 (a),(b),(d)	3,110,000	2,553,205
FREMF Mortgage Trust, Series 2018-K155, Class B, 4.16%, 04/25/33 (a),(b),(c)	2,849,000	2,400,728
FREMF Mortgage Trust, Series 2018-K156, Class B, 4.07%, 07/25/36 (a),(b),(d)	3,132,000	2,568,543
GCCFC Commercial Mortgage Trust, Series 2007-GG11, Class D, 5.98%, 12/10/49 (b),(d)	1,443,276	1,445,561
GE Commercial Mortgage Corp., Series 2005-C4, Class AJ, 5.75%, 11/10/45 (b),(d)	4,193,310	4,234,152
GMAC Commercial Mortgage Securities, Inc., Series 2006-C1, Class AJ, 5.35%, 11/10/45 (b),(d)	1,069,885	1,003,288
GRACE Mortgage Trust, Series 2014-GRCE, Class G, 3.59%, 06/10/28 (a),(b),(c)	9,295,000	9,037,947

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
GS Mortgage Securities Corp. II, Series 2015-GC30, Class D, 3.38%, 05/10/50 (c)	$5,107,000	$4,359,036
GS Mortgage Securities Trust, Series 2006-CC1, Class A, 5.50%, 03/21/46 (a),(b),(d)	2,312,340	2,099,417
GS Mortgage Securities Trust, Series 2006-GG8, Class B, 5.66%, 11/10/39 (d)	2,297,000	596,940
GS Mortgage Securities Trust, Series 2007-GG10, Class AM, 5.78%, 08/10/45 (b),(c)	1,127,062	1,129,643
GS Mortgage Securities Trust, Series 2012-GCJ9, Class E, 4.75%, 11/10/45 (a),(b),(c)	10,250,422	9,150,941
GS Mortgage Securities Trust, Series 2014-GC20, Class D, 4.97%, 04/10/47 (a),(b),(c)	3,241,000	2,646,986
GS Mortgage Securities Trust, Series 2014-GSFL, Class D, 1 mo. USD LIBOR + 3.90%, 5.73%, 07/15/31 (a),(b),(c),(d)	7,251,422	7,252,700
GS Mortgage Securities Trust, Series 2017-SLP, Class E, 4.59%, 10/10/32 (a),(b),(c)	11,131,000	10,719,194
Hilton Orlando Trust,
Series 2018-ORL, Class E, 1 mo. USD LIBOR + 2.65%, 5.11%, 12/15/34 (a),(b),(c)	11,378,000	11,282,004
Series 2018-ORL, Class F, 1 mo. USD LIBOR + 3.65%, 6.11%, 12/15/34 (a),(b),(c)	10,458,000	10,321,027
Hilton USA Trust, Series 2016-HHV, Class F, 4.19%, 11/05/38 (a),(b),(c)	8,995,000	8,127,341
Home Partners of America Trust, Series 2017-1, Class F, 1 mo. USD LIBOR + 3.54%, 5.99%, 07/17/34 (a),(b),(d)	882,000	883,389
InTown Hotel Portfolio Trust, Series 2018-STAY, Class E, 1 mo. USD LIBOR + 3.10%, 5.56%, 01/15/33 (a),(b),(c)	13,602,000	13,500,574
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2005-LDP1, Class G, 5.82%, 03/15/46 (a),(b),(d)	1,775,849	1,791,643
Series 2005-LDP1, Class H, 5.82%, 03/15/46 (a),(b),(d)	1,263,460	1,095,144
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2005-LDP5, Class H, 5.97%, 12/15/44 (a),(b),(d)	785,469	760,286
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2006-LDP9 SEQ, Class AJ, 5.41%, 05/15/47 (d)	41,197,000	23,890,330
Series 2006-LDP9 SEQ, Class AM, 5.37%, 05/15/47 (d)	1,764,231	1,763,113
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-LDPX, Class AM, 5.46%, 01/15/49 (b),(c)	1,347,407	1,343,288
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class D, 3.79%, 08/15/49 (a),(b),(c)	3,859,000	3,323,318
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP3, Class D, 3.48%, 08/15/49 (a),(b),(c)	1,413,000	1,169,601
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP4, Class D, 3.46%, 12/15/49 (a),(b),(c)	4,056,000	3,346,277

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2018-ASH8, Class E, 1 mo. USD LIBOR + 2.79%, 5.46%, 02/15/35 (a),(b),(c),(d)	$ 9,385,000	$9,294,781
Series 2018-ASH8, Class F, 1 mo. USD LIBOR + 3.80%, 6.46%, 02/15/35 (a),(b),(c)	5,267,000	5,213,541
JP Morgan Chase Commercial Mortgage Securities Trust 2014-FL6,
Series 2014-FL6, Class B, 1 mo. USD LIBOR + 2.28%, 4.74%, 11/15/31 (a),(b),(c)	3,450,440	3,446,838
Series 2014-FL6, Class C, 1 mo. USD LIBOR + 3.03%, 5.49%, 11/15/31 (a),(b),(d)	646,000	641,012
JPMBB Commercial Mortgage Securities Trust, Series 2013-C17, Class D, 4.89%, 01/15/47 (a),(b),(c)	2,052,000	1,977,720
JPMBB Commercial Mortgage Securities Trust, Series 2015-C29, Class D, 3.67%, 05/15/48 (b),(c)	2,550,000	1,962,546
JPMBB Commercial Mortgage Securities Trust,
Series 2015-C31, Class D, 4.12%, 08/15/48 (b),(d)	602,000	512,171
Series 2015-C31, Class E, 4.62%, 08/15/48 (a),(b),(d)	4,934,000	3,380,611
JPMBB Commercial Mortgage Securities Trust 2015-C32, Series 2015-C32, Class D, 4.17%, 11/15/48 (b),(d)	2,990,000	2,354,081
JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Class D, 3.09%, 12/15/49 (a),(b),(c)	1,305,000	1,051,168
LB-UBS Commercial Mortgage Trust, Series 2004-C6, Class J, 6.23%, 08/15/36 (a),(b),(d)	617,262	618,394
LB-UBS Commercial Mortgage Trust,
Series 2005-C1, Class H, 5.77%, 02/15/40 (a),(b),(d)	718,569	717,155
Series 2005-C1, Class J, 6.01%, 02/15/40 (a),(b),(d)	474,713	349,847
LB-UBS Commercial Mortgage Trust, Series 2006-C3, Class F, 5.68%, 03/15/39 (b),(d)	2,668,106	2,595,877
LB-UBS Commercial Mortgage Trust, Series 2006-C7, Class AJ, 5.41%, 11/15/38 (c)	6,237,094	4,808,403
Lone Star Portfolio Trust,
Series 2015-LSP, Class B, 1 mo. USD LIBOR + 2.85%, 5.31%, 09/15/28 (a),(b)	129,953	130,020
Series 2015-LSP, Class D, 1 mo. USD LIBOR + 4.25%, 6.71%, 09/15/28 (a),(b),(c),(d)	1,572,489	1,583,409
LSTAR Commercial Mortgage Trust, Series 2017-5, Class C, 4.87%, 03/10/50 (a),(b),(c)	3,258,000	2,961,480
Magnolia Finance XI DAC,
Series 2018-2MGN, Class A, 3 mo. EURIBOR + 3.25%, 3.25%, 02/18/20 (b),(e),(f)	EUR 8,422,939	9,628,681
Series 2018-2MGN, Class B, 3 mo. EURIBOR + 4.75%, 4.75%, 02/18/20 (b),(e),(f)	EUR 9,096,000	10,398,090
Merrill Lynch Mortgage Trust, Series 2004-KEY2, Class F, 5.30%, 08/12/39 (a),(b),(d)	$ 266,627	104,108

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
Merrill Lynch Mortgage Trust, Series 2005-CIP1, Class D, 5.60%, 07/12/38 (b),(d)	$6,159,121	$6,262,153
Merrill Lynch Mortgage Trust, Series 2007-C1, Class AJ, 5.79%, 06/12/50 (b),(d)	1,330,129	954,384
ML-CFC Commercial Mortgage Trust, Series 2007-5, Class AJFL, 5.45%, 08/12/48 (a),(b),(d)	3,013,732	2,179,485
ML-CFC Commercial Mortgage Trust, Series 2007-5 SEQ, Class AJ, 5.45%, 08/12/48 (b),(d)	3,421,017	2,484,719
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C5, Class G, 4.50%, 08/15/45 (a),(c)	6,380,000	5,730,138
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C12, Class E, 4.77%, 10/15/46 (a),(b),(c)	4,594,532	3,843,747
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C15, Class E, 4.91%, 04/15/47 (a),(b),(c)	4,000,000	3,441,195
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19, Class LNC4, 4.75%, 12/15/46 (a),(c)	6,582,172	6,426,374
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class D, 4.24%, 04/15/48 (a),(b),(c),(d)	5,309,000	4,593,641
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2017-C34, Class D, 2.70%, 11/15/52 (a),(d)	688,000	509,277
Morgan Stanley Capital I Trust, Series 2005-IQ10, Class F, 5.72%, 09/15/42 (a),(b),(d)	2,389,120	2,328,420
Morgan Stanley Capital I Trust, Series 2006-HQ9, Class F, 5.92%, 07/12/44 (b),(d)	3,474,609	2,726,289
Morgan Stanley Capital I Trust,
Series 2006-T23, Class D, 6.13%, 08/12/41 (a),(b),(c)	4,247,683	4,328,458
Series 2006-T23, Class E, 6.13%, 08/12/41 (a),(b),(d)	1,328,000	1,254,457
Morgan Stanley Capital I Trust, Series 2007-IQ15, Class B, 6.12%, 06/11/49 (a),(b),(d)	8,951,000	8,970,530
Morgan Stanley Capital I Trust, Series 2016-UB11, Class D, 3.50%, 08/15/49 (a),(b),(c)	2,077,000	1,801,840
Natixis Commercial Mortgage Securities Trust,
Series 2018-285M, Class E, 3.79%, 11/15/32 (a),(b)	2,471,000	2,369,781
Series 2018-285M, Class F, 3.79%, 11/15/32 (a),(b),(d)	8,278,000	7,779,783
Natixis Commercial Mortgage Securities Trust,
Series 2018-FL1, Class WAN1, 1 mo. USD LIBOR + 2.75%, 5.06%, 06/15/35 (a),(b),(d)	311,000	308,406
Series 2018-FL1, Class WAN2, 1 mo. USD LIBOR + 3.75%, 6.06%, 06/15/35 (a),(b),(d)	750,000	739,993
Natixis Commercial Mortgage Securities Trust, Series 2018-RIVA, Class E, 1 mo. USD LIBOR + 2.74%, 5.20%, 02/15/33 (a),(b),(c)	2,619,000	2,584,696
Natixis Commercial Mortgage Securities Trust, Series 2018-TECH, Class E, 1 mo. USD LIBOR + 2.25%, 4.71%, 11/15/34 (a),(b),(c)	2,916,000	2,891,373

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
SG Commercial Mortgage Securities Trust, Series 2016-C5, Class D, 4.84%, 10/10/48 (a),(b),(d)	$ 1,477,000	$1,289,703
Taurus, Series 2017-UK2, Class E, 3 mo. BP LIBOR + 3.65%, 4.54%, 11/17/27 (b),(e)	€ 2,819,244	3,570,011
Taurus,
Series 2018-IT1, Class D, 1 mo. EURIBOR + 3.35%, 3.35%, 05/18/30 (b),(c)	€ 1,495,000	1,671,515
Series 2018-IT1, Class E, 1 mo. EURIBOR + 4.50%, 4.50%, 05/18/30 (b),(c)	€ 1,495,000	1,670,067
Tharaldson Hotel Portfolio Trust, Series 2018-THL, Class E, 1 mo. USD LIBOR + 3.18%, 5.56%, 11/11/34 (a),(b),(c),(d)	$ 11,969,266	11,805,699
UBS Commercial Mortgage Trust, Series 2018-C11, Class D, 3.00%, 06/15/51 (a),(b),(c)	2,492,000	1,818,832
VNO Mortgage Trust, Series 2016-350P, Class E, 3.90%, 01/10/35 (a),(b),(c)	4,939,000	4,597,881
Wells Fargo Commercial Mortgage Trust, Series 2015-C29, Class D, 4.22%, 06/15/48 (b),(c)	4,195,000	3,597,757
Wells Fargo Commercial Mortgage Trust, Series 2016-LC25, Class D, 3.14%, 12/15/59 (a),(c)	5,964,000	4,583,032
WFRBS Commercial Mortgage Trust, Series 2013-C18, Class D, 4.71%, 12/15/46 (a),(b),(c)	2,106,000	1,986,803
WFRBS Commercial Mortgage Trust, Series 2014-C22, Class D, 3.90%, 09/15/57 (a),(b),(c)	1,588,000	1,260,481
WFRBS Commercial Mortgage Trust, Series 2014-C25, Class D, 3.80%, 11/15/47 (a),(b),(d)	613,000	523,047
Worldwide Plaza Trust, Series 2017-WWP, Class F, 3.60%, 11/10/36 (a),(b),(c)	12,144,000	10,448,553

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (COST $668,843,035)		672,239,677

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 23.3%
Civic Mortgage LLC, Series 2018-1, Class A2, 4.86%, 06/25/22 (a),(b),(d)	422,317	419,033
Connecticut Avenue Securities Trust, Series 2018-R07, Class 1M2, 1 mo. USD LIBOR + 2.40%, 4.91%, 04/25/31 (a),(b),(d)	2,110,000	2,071,233
Credit Suisse European Mortgage Capital Ltd.,
Series 2015-1HWA, Class A, 3 mo. EURIBOR + 2.75%, 2.75%, 04/20/20 (a),(b),(c)	€ 106,724,502	121,367,681
Series 2015-1HWA, Class AX, 0.25%, 04/20/20 (a),(b),(i)	€ 106,724,502	259,254
Federal Home Loan Mortgage Corp.,
Series 2018-SPI2, Class M2A, 3.82%, 05/25/48 (a),(b),(d)	$ 3,823,000	3,678,819
Series 2018-SPI2, Class M2B, 3.82%, 05/25/48 (a),(b),(d)	3,823,000	3,354,794

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
Federal Home Loan Mortgage Corp., Series 2018-SPI4, Class M2, 4.46%, 11/25/48 (a),(b),(d)	$ 3,334,000	$3,055,117
Federal National Mortgage Association, Series 2018-C02, Class 2M2, 1 mo. USD LIBOR + 2.20%, 4.71%, 08/25/30 (b),(d)	1,988,000	1,936,406
Federal National Mortgage Association, Series 2018-C04, Class 2M2, 1 mo. USD LIBOR + 2.55%, 5.06%, 12/25/30 (b),(d)	18,611,000	18,326,224
New Residential Mortgage LLC,
Series 2018-FNT2, Class E, 5.12%, 07/25/54 (a),(d)	3,915,014	3,932,830
Series 2018-FNT2, Class F, 5.95%, 07/25/54 (a),(d)	5,103,940	5,119,733
Preston Ridge Partners Mortgage LLC, Series 2017-3A, Class A2, 5.00%, 11/25/22 (a),(b),(d)	5,701,000	5,564,022
Preston Ridge Partners Mortgage LLC, Series 2018-1A, Class A2, 5.00%, 04/25/23 (a),(b),(d)	1,454,000	1,427,065
Trinidad Mortgage Securities PLC,
Series 2018-1, Class C, 3 mo. BP LIBOR + 1.60%, 2.41%, 01/24/59 (b),(e)	€ 2,113,299	2,630,942
Series 2018-1, Class D, 2.81%, 01/24/59 (b),(e)	€ 2,651,295	3,304,465
Series 2018-1, Class E, 3 mo. BP LIBOR + 2.65%, 3.46%, 01/24/59 (b),(e)	€ 2,082,710	2,584,515
Vericrest Opportunity Loan Trust LLC, Series 2017-NPL9 SEQ, Class A2, 4.63%, 09/25/47 (a),(b),(d)	$ 2,773,000	2,712,157

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (COST $187,999,296)		181,744,290

INTEREST ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES — 8.8%
Commercial Mortgage Trust, Series 2010-C1, Class XWA, 1.92%, 07/10/46 (a),(b),(c),(i)	1,159,368	25,547
CSAIL Commercial Mortgage Trust, Series 2017-CX10, Class UESX, 0.12%, 10/15/32 (a),(b),(d),(i)	92,814,500	427,671
Federal Home Loan Mortgage Corp., Series K055, Class X3, 1.64%, 04/25/44 (b),(c),(i)	74,288,237	7,327,041
Federal Home Loan Mortgage Corp., Series K062, Class X3, 2.08%, 01/25/45 (b),(c),(i)	62,239,053	8,374,202
Federal Home Loan Mortgage Corp., Series K063, Class X3, 2.07%, 02/25/45 (b),(c),(i)	65,820,435	9,016,017
Federal Home Loan Mortgage Corp., Series K077, Class X3, 2.23%, 05/25/28 (b),(c),(i)	16,484,809	2,682,834
Federal Home Loan Mortgage Corp., Series K078, Class X3, 2.21%, 06/25/46 (b),(c),(i)	10,639,000	1,749,389
Federal Home Loan Mortgage Corp., Series K079, Class X3, 2.26%, 07/25/46 (b),(c),(i)	9,630,000	1,609,777
Federal Home Loan Mortgage Corp., Series K082, Class X3, 2.21%, 10/25/28 (b),(c),(i)	15,068,453	2,509,930

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
Federal Home Loan Mortgage Corp., Series K083, Class X3, 2.29%, 10/25/28 (b),(c),(i)	$26,880,916	$4,639,251
Federal Home Loan Mortgage Corp.,
Series K157, Class X1, 0.02%, 08/25/33 (b),(c),(i)	434,622,618	2,983,510
Series K157, Class X3, 3.23%, 09/25/33 (b),(c),(i)	9,502,000	2,968,589
Federal Home Loan Mortgage Corp.,
Series K158, Class X1, 0.07%, 10/25/33 (b),(c),(i)	427,240,776	5,464,367
Series K158, Class X3, 3.20%, 11/25/33 (b),(c),(i)	9,656,562	2,989,596
Federal Home Loan Mortgage Corp., Series K159, Class X3, 3.27%, 11/25/33 (b),(i)	2,871,000	895,870
Federal Home Loan Mortgage Corp., Series KBX1, Class X1, 0.09%, 01/25/26 (b),(c),(i)	667,207,000	4,729,230
Federal Home Loan Mortgage Corp., Series KC02, Class X3, 3.06%, 08/25/25 (b),(c),(i)	9,652,000	1,533,700
Federal Home Loan Mortgage Corp., Series KW01, Class X3, 4.06%, 03/25/29 (b),(c),(i)	9,077,000	2,127,421
FREMF Mortgage Trust,
Series 2016-K60, Class X2A, 0.10%, 12/25/49 (a),(c),(i)	849,892,915	4,244,705
Series 2016-K60, Class X2B, 0.10%, 12/25/49 (a),(d),(i)	218,008,797	1,149,669
GS Mortgage Securities Corp. II, Series 2017-SLP, Class XB, 0.46%, 10/10/32 (a),(b),(d),(i)	35,804,000	602,793
GS Mortgage Securities Corp. Trust, Series 2018-HULA, Class XCP, 0.75%, 01/15/25 (a),(b),(c),(i)	92,471,000	716,151

TOTAL INTEREST ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (COST $68,620,633)		68,767,260

COLLATERALIZED DEBT OBLIGATIONS — 0.5%
Nomura CRE CDO Ltd.,
Series 2007-2A, Class D, 3 mo. USD LIBOR + .45%, 3.10%, 05/21/42 (a),(b),(d)	6,747,204	3,698,210
Series 2007-2A, Class E, 3 mo. USD LIBOR + .50%, 3.15%, 05/21/42 (a),(b),(d),(j)	5,638,554	6,202
Series 2007-2A, Class F, 3 mo. USD LIBOR + .60%, 3.25%, 05/21/42 (a),(b),(d),(j)	7,687,766	8,457

TOTAL COLLATERALIZED DEBT OBLIGATIONS (COST $3,922,535)		3,712,869

MEZZANINE DEBT — 13.5%
CGBAM Commercial Mortgage Trust, Series 2015-SMRT, Class MZ, 8.21%, 04/10/28 (a),(d)	102,500,000	105,199,922

TOTAL MEZZANINE DEBT (COST $102,922,566)		105,199,922

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
BANK LOAN — 7.1%
Bulldog Purchaser Inc., 2018 Term Loan, 1 mo. LIBOR + 3.750%, 6.27%, 08/22/25 (b)	$ 5,689,000	$5,546,775
Casablanca US Holdings, Inc., 2018 1st Lien Term Loan, 3 mo. LIBOR + 4.000%, 6.53%, 03/29/24 (b)	26,850,384	25,239,361
ESH Hospitality, Inc., 2018 Term Loan B, 0.00%, 08/30/23	4,947,008	4,742,033
Forest City Enterprises, L.P., Term Loan B, 1 mo. LIBOR + 4.000%, 6.38%, 12/07/25 (b)	5,680,000	5,519,057
Invitation Homes Operating Partnership LP, Term Loan A, 1 mo. LIBOR + 1.700%, 4.20%, 02/06/22 (b)	7,773,000	7,423,215
Marriott Ownership Resorts, Inc., 2018 Term Loan B, 1 mo. LIBOR + 2.250%, 4.77%, 08/29/25 (b)	5,258,000	5,116,691
Walker & Dunlop, Inc., 2018 Term Loan B, 1 mo. LIBOR + 2.250%, 4.77%, 10/31/25 (b)	1,704,000	1,686,960

TOTAL BANK LOAN (COST $57,216,003)		55,274,092

HIGH YIELD BONDS & NOTES — 10.5%
Boyne USA, Inc., 7.25%, 05/01/25 (a),(c)	1,379,000	1,422,266
CPUK Finance Ltd.,
4.25%, 02/28/47 (e)	€23,767,000	28,694,944
4.88%, 02/28/47 (e)	€3,640,000	4,337,861
Diamond Resorts, Inc., 7.75%, 09/01/23 (a),(c)	$6,268,000	6,001,610
ESH Hospitality, Inc., 5.250%—01 May 2025, 5.25%, 05/01/25 (a),(c)	2,684,000	2,507,915
Hilton Grand Vacations Borrower LLC / Hilton Grand Vacations Borrower, Inc., 6.13%, 12/01/24 (c)	13,285,000	13,143,847
Marriott Ownership Resorts, Inc., 6.50%, 09/15/26 (a),(c)	22,797,000	21,975,596
Newmark Group, Inc., 6.13%, 11/15/23 (a),(c)	4,213,000	4,104,916

TOTAL HIGH YIELD BONDS & NOTES (COST $86,087,336)		82,188,955

	Shares	Value
COMMON STOCK — 0.5%
Specialty Finance — 0.5%
KKR Real Estate Finance Trust, Inc. (d)	97,284	$1,862,988
TPG RE Finance Trust, Inc. (d)	119,592	2,186,142

TOTAL SPECIALTY FINANCE (COST $4,270,906)		4,049,130

TOTAL COMMON STOCK (COST $4,270,906)		4,049,130

TOTAL LONG-TERM INVESTMENTS (COST $1,179,882,310)		1,173,176,195

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value

SHORT-TERM INVESTMENTS — 4.7%
MONEY MARKET FUND — 4.7%
JP Morgan U.S. Treasury Money Market Plus Fund, Institutional Class, 2.33% (g)	$ 37,028,504	$37,028,504

TOTAL SHORT-TERM INVESTMENTS (COST $37,028,504)		37,028,504

TOTAL INVESTMENTS IN SECURITIES — 155.1% (COST $1,216,910,814)		1,210,204,699

SECURITIES SOLD SHORT — (13.8)%
FOREIGN GOVERNMENT OBLIGATIONS — (3.3)%
United Kingdom Gilt, 0.50%, 07/22/22 (e)	€ 17,237,000	(21,730,875)
United Kingdom Gilt, 2.00%, 09/07/25 (e)	€ 3,117,000	(4,228,007)

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (PROCEEDS $26,269,983)		(25,958,882)

U.S. TREASURY NOTES — (10.5)%
U.S. Treasury Notes, 2.25%, 08/15/27	$ 64,500,000	(62,464,219)
U.S. Treasury Notes, 2.88%, 05/15/28	19,000,000	(19,302,812)

TOTAL U.S. TREASURY NOTES (PROCEEDS $82,552,458)		(81,767,031)

TOTAL SECURITIES SOLD SHORT (PROCEEDS $108,822,441)		(107,725,913)

Other Assets and Liabilities (h) — (41.3)%		(322,247,339)

Net Assets — 100.0%		$780,231,447

Footnote Legend:

(a)

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. Security may only be sold to qualified institutional buyers unless registered under the Securities Act of 1933, as amended, or otherwise exempt from registration.

(b)

Variable/Floating interest rate security. Certain variable/floating interest rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. Rate presented is as of December 31, 2018.

(c)	All or a portion of this security is pledged as collateral in connection with reverse repurchase agreements.
(d)	All or a portion of this security is pledged as collateral for derivative financial instruments.
(e)

Security is exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Security may only be offered or sold outside of the Unites States unless registered under the Securities Act of 1933, as amended, or otherwise exempt from registration.

(f)	Security is classified within Level 3 of the fair value hierarchy as it is valued using significant unobservable inputs.
(g)	Rate disclosed, the 7 day net yield, is as of December 31, 2018.
(h)	Assets, other than investments in securities, less liabilities other than securities sold short.
(i)

Security is an Interest Only (IO) bond, which represents the “interest only” portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

(j)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest.

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Schedule of Investments (Continued)

December 31, 2018

At December 31, 2018, the Consolidated Master Fund had the following unfunded loan commitment(s) for the loan agreement(s) noted, which could be extended at the option of the borrower:

Borrower	Unfunded Loan Commitment ($)	Value ($)	Unrealized Appreciation (Depreciation) ($)
Bulldog Purchaser Inc., 2018 Delayed Draw Term Loan	3,277,000	$3,219,652	(57,348)

Reverse Repurchase Agreements Outstanding at December 31, 2018

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
Citigroup Global Markets	2.88%	11/08/18	02/06/19	$2,077,000	$2,085,973
Citigroup Global Markets	3.21%	11/09/18	02/07/19	5,555,000	5,581,252
Citigroup Global Markets	3.21%	11/09/18	02/07/19	6,773,000	6,805,008
Citigroup Global Markets	3.21%	11/09/18	02/07/19	6,255,000	6,284,560
Citigroup Global Markets	3.21%	11/09/18	02/07/19	1,297,000	1,303,129
Citigroup Global Markets	3.21%	11/09/18	02/07/19	1,877,000	1,885,870
Citigroup Global Markets	3.21%	11/09/18	02/07/19	2,120,000	2,130,019
Citigroup Global Markets	3.21%	11/09/18	02/07/19	1,615,000	1,622,632
Citigroup Global Markets	3.22%	11/13/18	02/11/19	1,200,000	1,205,259
Citigroup Global Markets	3.22%	11/13/18	02/11/19	2,004,000	2,012,783
Citigroup Global Markets	3.22%	11/13/18	02/11/19	3,453,000	3,468,134
Citigroup Global Markets	3.22%	11/13/18	02/11/19	1,191,000	1,196,220
Citigroup Global Markets	3.22%	11/13/18	02/11/19	2,161,000	2,170,471
Citigroup Global Markets	3.25%	11/21/18	02/19/19	2,222,000	2,230,224
Morgan Stanley Bank, N.A.	3.47%	12/12/18	01/11/19	8,190,000	8,205,791
Morgan Stanley Bank, N.A.	3.55%	11/05/18	10/04/19	6,508,000	6,544,596
Morgan Stanley Bank, N.A.	3.55%	11/05/18	11/04/19	2,342,000	2,355,170
Morgan Stanley Bank, N.A.	3.55%	11/05/18	11/04/19	3,042,000	3,059,106
Morgan Stanley Bank, N.A.	3.60%	11/05/18	10/04/19	7,011,000	7,050,979
Morgan Stanley Bank, N.A.	3.60%	11/05/18	10/04/19	2,339,000	2,352,338
Morgan Stanley Bank, N.A.	3.60%	11/05/18	10/04/19	8,761,000	8,810,959
Morgan Stanley Bank, N.A.	3.60%	11/05/18	11/04/19	3,884,000	3,906,148
Morgan Stanley Bank, N.A.	3.60%	11/05/18	10/04/19	10,474,000	10,533,727
Morgan Stanley Bank, N.A.	3.65%	11/05/18	10/04/19	9,341,000	9,395,005
Morgan Stanley Bank, N.A.	3.65%	11/05/18	11/04/19	4,348,000	4,373,138
Morgan Stanley Bank, N.A.	3.65%	11/05/18	11/04/19	6,132,000	6,167,452
Morgan Stanley Bank, N.A.	3.65%	11/05/18	11/04/19	8,009,000	8,055,304
Morgan Stanley Bank, N.A.	3.65%	11/05/18	11/04/19	2,137,000	2,149,355
Morgan Stanley Bank, N.A.	3.68%	11/05/18	11/04/19	3,792,000	3,814,104
Morgan Stanley Bank, N.A.	3.68%	11/05/18	11/04/19	3,810,000	3,832,209
RBC (Barbados) Trading Bank Corporation	3.45%	12/04/18	01/17/19	1,040,000	1,042,523
RBC (Barbados) Trading Bank Corporation	3.19%	10/25/18	01/17/19	6,000,000	6,036,152
RBC (Barbados) Trading Bank Corporation	3.20%	10/17/18	01/17/19	1,061,000	1,068,165

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Schedule of Investments (Continued)

December 31, 2018

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
RBC (Barbados) Trading Bank Corporation	3.20%	10/17/18	01/31/19	$18,139,000	$18,259,882
RBC (Barbados) Trading Bank Corporation	3.20%	10/17/18	01/31/19	5,046,000	5,080,076
RBC (Barbados) Trading Bank Corporation	3.28%	11/05/18	02/05/19	3,700,000	3,719,224
RBC (Barbados) Trading Bank Corporation	3.29%	12/12/18	02/08/19	259,000	259,474
RBC (Barbados) Trading Bank Corporation	3.32%	11/15/18	02/15/19	31,000	31,134
RBC (Barbados) Trading Bank Corporation	3.33%	11/16/18	02/15/19	3,098,000	3,111,178
RBC (Barbados) Trading Bank Corporation	3.38%	12/13/18	03/13/19	3,114,000	3,119,553
RBC (Barbados) Trading Bank Corporation	3.40%	10/17/18	01/17/19	10,898,000	10,976,196
RBC (Barbados) Trading Bank Corporation	3.40%	10/17/18	01/31/19	1,178,000	1,186,452
RBC (Barbados) Trading Bank Corporation	3.44%	12/04/18	03/04/19	1,283,000	1,286,429
RBC (Barbados) Trading Bank Corporation	3.44%	12/04/18	03/04/19	3,302,000	3,310,825
RBC (Barbados) Trading Bank Corporation	3.44%	12/06/18	03/06/19	3,031,000	3,038,528
RBC (Barbados) Trading Bank Corporation	3.44%	12/06/18	03/06/19	1,819,000	1,823,518
RBC (Barbados) Trading Bank Corporation	3.45%	10/17/18	01/17/19	3,674,000	3,700,750
RBC (Barbados) Trading Bank Corporation	3.45%	10/17/18	01/17/19	1,698,000	1,710,363
RBC (Barbados) Trading Bank Corporation	3.45%	10/17/18	01/17/19	598,000	602,354
RBC (Barbados) Trading Bank Corporation	3.45%	10/17/18	01/17/19	1,475,000	1,485,739
RBC (Barbados) Trading Bank Corporation	3.45%	10/17/18	01/17/19	2,873,000	2,893,918
RBC (Barbados) Trading Bank Corporation	3.45%	10/17/18	01/17/19	2,793,000	2,813,335
RBC (Barbados) Trading Bank Corporation	3.45%	10/17/18	01/17/19	2,021,000	2,035,715
RBC (Barbados) Trading Bank Corporation	3.45%	10/17/18	01/31/19	2,609,000	2,627,996
RBC (Barbados) Trading Bank Corporation	3.50%	10/17/18	01/17/19	2,293,000	2,309,937
RBC (Barbados) Trading Bank Corporation	3.50%	10/17/18	01/17/19	1,405,000	1,415,378

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Schedule of Investments (Continued)

December 31, 2018

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
RBC (Barbados) Trading Bank Corporation	3.50%	10/17/18	01/17/19	$461,000	$464,405
RBC (Barbados) Trading Bank Corporation	3.50%	10/17/18	01/17/19	3,428,000	3,453,321
RBC (Barbados) Trading Bank Corporation	3.50%	10/17/18	01/17/19	2,800,000	2,820,682
RBC (Barbados) Trading Bank Corporation	3.50%	10/17/18	01/17/19	4,798,000	4,833,440
RBC (Barbados) Trading Bank Corporation	3.50%	10/17/18	01/17/19	2,391,000	2,408,661
RBC (Barbados) Trading Bank Corporation	3.50%	10/17/18	01/17/19	4,859,000	4,894,890
RBC (Barbados) Trading Bank Corporation	3.50%	10/17/18	01/31/19	14,256,000	14,361,300
RBC (Barbados) Trading Bank Corporation	3.50%	10/17/18	01/31/19	1,249,000	1,258,226
RBC (Barbados) Trading Bank Corporation	3.50%	10/17/18	01/31/19	1,077,000	1,084,955
RBC (Barbados) Trading Bank Corporation	3.50%	10/17/18	01/31/19	912,000	918,736
RBC (Barbados) Trading Bank Corporation	3.50%	10/17/18	01/31/19	838,000	844,190
RBC (Barbados) Trading Bank Corporation	3.50%	10/17/18	01/31/19	774,000	779,717
RBC (Barbados) Trading Bank Corporation	3.50%	10/17/18	01/31/19	1,317,000	1,326,728
RBC (Barbados) Trading Bank Corporation	3.50%	10/17/18	01/31/19	6,278,000	6,324,372
RBC (Barbados) Trading Bank Corporation	3.50%	10/17/18	01/31/19	926,000	932,840
RBC (Barbados) Trading Bank Corporation	3.50%	10/17/18	01/31/19	849,000	855,271
RBC (Barbados) Trading Bank Corporation	3.50%	10/17/18	01/31/19	1,564,000	1,575,552
RBC (Barbados) Trading Bank Corporation	3.55%	10/17/18	01/17/19	3,613,000	3,640,068
RBC (Barbados) Trading Bank Corporation	3.63%	11/16/18	02/15/19	3,203,000	3,217,852
RBC (Barbados) Trading Bank Corporation	3.63%	11/16/18	02/15/19	2,402,000	2,413,138
RBC (Barbados) Trading Bank Corporation	3.63%	11/16/18	02/15/19	2,337,000	2,347,837
RBC (Barbados) Trading Bank Corporation	3.68%	11/16/18	02/15/19	8,197,000	8,235,534
RBC (Barbados) Trading Bank Corporation	3.68%	11/16/18	02/15/19	6,772,000	6,803,835

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Schedule of Investments (Continued)

December 31, 2018

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
RBC (Barbados) Trading Bank Corporation	3.68%	11/16/18	02/15/19	$8,356,000	$8,395,281
RBC (Barbados) Trading Bank Corporation	3.68%	11/16/18	02/15/19	4,818,000	4,840,649
RBC (Barbados) Trading Bank Corporation	3.68%	11/16/18	02/15/19	3,406,000	3,422,011
RBC (Barbados) Trading Bank Corporation	3.68%	11/16/18	02/15/19	6,707,000	6,738,529
Royal Bank of Canada (London)	0.71%	12/07/18	06/07/19	1,507,147	1,507,887
Royal Bank of Canada (London)	0.93%	09/21/18	03/21/19	103,269,687	103,542,701
Royal Bank of Canada (London)	0.96%	12/07/18	06/07/19	6,569,724	6,574,085
Royal Bank of Canada (London)	1.00%	11/02/18	11/04/19	1,299,033	1,301,191
Royal Bank of Canada (London)	1.15%	11/02/18	11/04/19	1,271,182	1,273,610
Royal Bank of Canada (NY)	3.15%	10/17/18	01/17/19	4,331,000	4,359,790
Royal Bank of Canada (NY)	3.18%	10/03/18	01/03/19	3,770,000	3,799,954
Royal Bank of Canada (NY)	3.33%	12/26/18	01/14/19	7,833,000	7,837,341
Royal Bank of Canada (NY)	3.33%	11/16/18	02/15/19	720,000	723,063
Royal Bank of Canada (NY)	3.50%	11/21/18	02/21/19	4,769,000	4,787,987
Royal Bank of Canada (NY)	3.68%	11/16/18	02/15/19	8,420,000	8,459,582
Royal Bank of Canada (NY)	3.78%	12/12/18	03/12/19	9,025,000	9,043,932
Royal Bank of Canada (NY)	3.80%	12/20/18	03/18/19	6,388,000	6,396,093
Societe Generale Americas	3.34%	10/16/18	01/16/19	2,962,000	2,983,189
Societe Generale Americas	3.34%	10/16/18	01/16/19	3,544,000	3,569,353
Societe Generale Americas	3.35%	12/17/18	01/17/19	4,727,000	4,733,597
Societe Generale Americas	3.38%	10/19/18	01/22/19	1,470,000	1,480,205
Societe Generale Americas	3.52%	11/13/18	02/13/19	967,000	971,627

Total Reverse Repurchase Agreements Outstanding				$485,788,773	$488,068,916

Forward Foreign Currency Exchange Contracts Outstanding at December 31, 2018

Currency Purchased	Amount in Currency Purchased	Currency Sold	Amount in Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	2,248,000	USD	2,606,075	Citibank, N.A.	05/16/19	$(5,333)
USD	19,876,072	EUR	16,651,000	Citibank, N.A.	03/21/19	708,257
USD	3,444,970	EUR	2,990,000	Citibank, N.A.	05/16/19	(14,202)
USD	20,225,055	EUR	17,519,000	Citibank, N.A.	05/10/19	(32,514)
USD	1,973,095	EUR	1,702,000	Citibank, N.A.	06/07/19	370
USD	10,175,245	GBP	7,611,000	Citibank, N.A.	03/21/19	442,971
USD	8,984,817	GBP	7,053,000	Citibank, N.A.	06/18/19	(72,167)
USD	3,611,997	GBP	2,820,000	Citibank, N.A.	04/24/19	(55)

Total Forward Foreign Currency Exchange Contracts Outstanding						$1,027,327

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Schedule of Investments (Continued)

December 31, 2018

OTC Credit Default Swaps on Index (Buy Protection) — Outstanding at December 31, 2018

Reference Obligation	Consolidated Master Fund Fixed Deal Receive (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.BBB-.10	(3.00)%	1M	11/17/2059	Citigroup Global Markets, Inc.	1,008,000	USD	$115,332	$60,480	$54,852
CMBX.NA.BBB-.11	(3.00)%	1M	11/18/2054	J.P. Morgan Securities LLC	962,000	USD	120,651	87,886	32,765
CMBX.NA.BBB-.11	(3.00)%	1M	11/18/2054	Citigroup Global Markets, Inc.	1,261,000	USD	158,150	113,344	44,806
CMBX.NA.BBB-.11	(3.00)%	1M	11/18/2054	Credit Suisse International	962,000	USD	120,651	92,409	28,242
CMBX.NA.BBB-.8	(3.00)%	1M	10/17/2057	J.P. Morgan Securities LLC	919,000	USD	105,792	75,505	30,287
CMBX.NA.BBB-.8	(3.00)%	1M	10/17/2057	Credit Suisse International	982,000	USD	113,045	86,820	26,225
CMBX.NA.BBB-.9	(3.00)%	1M	9/17/2058	Goldman Sachs International	1,322,000	USD	159,720	126,231	33,489
CMBX.NA.BBB-.9	(3.00)%	1M	9/17/2058	Citigroup Global Markets, Inc.	1,435,000	USD	173,372	124,611	48,761
CMBX.NA.BBB-.9	(3.00)%	1M	9/17/2058	Goldman Sachs International	1,168,000	USD	141,114	149,132	(8,018)
CMBX.NA.BBB-.9	(3.00)%	1M	9/17/2058	J.P. Morgan Securities LLC	863,000	USD	104,173	72,391	31,782
CMBX.NA.BBB-.9	(3.00)%	1M	9/17/2058	J.P. Morgan Securities LLC	1,101,000	USD	133,019	77,852	55,167
CMBX.NA.BBB-.9	(3.00)%	1M	9/17/2058	Credit Suisse International	1,213,000	USD	146,551	89,520	57,031
CMBX.NA.BBB-.9	(3.00)%	1M	9/17/2058	Credit Suisse International	2,430,000	USD	293,584	167,091	126,493
CMBX.NA.BBB-.9	(3.00)%	1M	9/17/2058	Goldman Sachs International	1,213,000	USD	146,551	85,444	61,107
CMBX.NA.BBB-.9	(3.00)%	1M	9/17/2058	Goldman Sachs International	2,430,000	USD	293,584	172,005	121,579
CMBX.NA.BBB-.9	(3.00)%	1M	9/17/2058	J.P. Morgan Securities LLC	2,184,000	USD	263,864	136,093	127,771
CMBX.NA.BBB-.9	(3.00)%	1M	9/17/2058	J.P. Morgan Securities LLC	2,597,000	USD	313,761	232,061	81,700
CMBX.NA.BBB-.9	(3.00)%	1M	9/17/2058	Credit Suisse International	855,000	USD	103,298	63,099	40,199
CMBX.NA.BBB-.9	(3.00)%	1M	9/17/2058	Goldman Sachs International	1,197,000	USD	144,618	132,403	12,215
CMBX.NA.BBB-.9	(3.00)%	1M	9/17/2058	Goldman Sachs International	1,189,000	USD	143,651	145,282	(1,631)
CMBX.NA.BBB-.9	(3.00)%	1M	9/17/2058	Morgan Stanley Capital Services LLC	1,193,000	USD	144,134	145,131	(997)
CMBX.NA.BBB-.9	(3.00)%	1M	9/17/2058	Goldman Sachs International	1,450,000	USD	175,184	142,155	33,029
CMBX.NA.BBB-.9	(3.00)%	1M	9/17/2058	J.P. Morgan Securities LLC	1,319,000	USD	159,357	130,019	29,338

Total OTC Credit Default Swaps on Index (Buy Protection)							$3,773,156	$2,706,964	$1,066,192

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Schedule of Investments (Continued)

December 31, 2018

OTC Credit Default Swaps on Index (Sell Protection) — Outstanding at December 31, 2018

Reference Obligation	Rating	Consolidated Master Fund Fixed Deal Receive (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Notional Amount(a)		Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.AA.1	AA	0.25%	1M	10/12/2052	Goldman Sachs International	8,788,074	USD	$(1,361,724)	$(1,395,168)	$33,444
CMBX.NA.AA.1	AA	0.25%	1M	10/12/2052	Goldman Sachs International	626,242	USD	(97,037)	(78,285)	(18,752)
CMBX.NA.AA.4	AA	1.65%	1M	2/17/2051	Goldman Sachs International	186,347	USD	(63,764)	(62,857)	(907)
CMBX.NA.AA.4	AA	1.65%	1M	2/17/2051	Goldman Sachs International	3,818,543	USD	(1,306,626)	(1,579,513)	272,887
CMBX.NA.BBB-.10	BBB-	3.00%	1M	11/17/2059	Citigroup Global Markets, Inc.	1,277,000	USD	(146,110)	(59,320)	(86,790)
CMBX.NA.BBB-.10	BBB-	3.00%	1M	11/17/2059	Citigroup Global Markets, Inc.	1,277,000	USD	(146,110)	(58,928)	(87,182)
CMBX.NA.BBB-.10	BBB-	3.00%	1M	11/17/2059	Citigroup Global Markets, Inc.	255,000	USD	(29,176)	(11,924)	(17,252)
CMBX.NA.BBB-.10	BBB-	3.00%	1M	11/17/2059	J.P. Morgan Securities LLC	2,176,000	USD	(248,971)	(157,373)	(91,598)
CMBX.NA.BBB-.10	BBB-	3.00%	1M	11/17/2059	Goldman Sachs International	1,153,000	USD	(131,922)	(84,169)	(47,753)
CMBX.NA.BBB-.10	BBB-	3.00%	1M	11/17/2059	Goldman Sachs International	1,153,000	USD	(131,922)	(84,169)	(47,753)
CMBX.NA.BBB-.10	BBB-	3.00%	1M	11/17/2059	Goldman Sachs International	1,195,000	USD	(136,728)	(90,032)	(46,696)
CMBX.NA.BBB-.10	BBB-	3.00%	1M	11/17/2059	Morgan Stanley Capital Services LLC	1,012,000	USD	(115,790)	(74,981)	(40,809)
CMBX.NA.BBB-.10	BBB-	3.00%	1M	11/17/2059	J.P. Morgan Securities LLC	1,148,000	USD	(131,350)	(88,179)	(43,171)
CMBX.NA.BBB-.10	BBB-	3.00%	1M	11/17/2059	Credit Suisse International	1,077,000	USD	(123,227)	(72,776)	(50,451)
CMBX.NA.BBB-.10	BBB-	3.00%	1M	11/17/2059	Credit Suisse International	269,000	USD	(30,778)	(21,966)	(8,812)
CMBX.NA.BBB-.10	BBB-	3.00%	1M	11/17/2059	J.P. Morgan Securities LLC	1,923,000	USD	(220,023)	(145,632)	(74,391)
CMBX.NA.BBB-.10	BBB-	3.00%	1M	11/17/2059	Credit Suisse International	1,226,000	USD	(140,275)	(93,026)	(47,249)
CMBX.NA.BBB-.10	BBB-	3.00%	1M	11/17/2059	Goldman Sachs International	1,636,000	USD	(187,186)	(114,269)	(72,917)
CMBX.NA.BBB-.10	BBB-	3.00%	1M	11/17/2059	Goldman Sachs International	1,704,000	USD	(194,966)	(107,179)	(87,787)
CMBX.NA.BBB-.10	BBB-	3.00%	1M	11/17/2059	Goldman Sachs International	3,408,000	USD	(389,932)	(218,944)	(170,988)
CMBX.NA.BBB-.10	BBB-	3.00%	1M	11/17/2059	J.P. Morgan Securities LLC	2,554,000	USD	(292,220)	(113,933)	(178,287)
CMBX.NA.BBB-.10	BBB-	3.00%	1M	11/17/2059	Goldman Sachs International	1,636,000	USD	(187,186)	(115,720)	(71,466)
CMBX.NA.BBB-.10	BBB-	3.00%	1M	11/17/2059	Goldman Sachs International	1,704,000	USD	(194,966)	(105,137)	(89,829)

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Schedule of Investments (Continued)

December 31, 2018

Reference Obligation	Rating	Consolidated Master Fund Fixed Deal Receive (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Notional Amount(a)		Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.BBB-.10	BBB-	3.00%	1M	11/17/2059	Goldman Sachs International	2,885,000	USD	$(330,092)	$(146,577)	$(183,515)
CMBX.NA.BBB-.10	BBB-	3.00%	1M	11/17/2059	Goldman Sachs International	1,360,000	USD	(155,607)	(64,405)	(91,202)
CMBX.NA.BBB-.10	BBB-	3.00%	1M	11/17/2059	Citigroup Global Markets, Inc.	1,212,000	USD	(138,673)	(73,408)	(65,265)
CMBX.NA.BBB-.10	BBB-	3.00%	1M	11/17/2059	Credit Suisse International	2,367,000	USD	(270,824)	(144,910)	(125,914)
CMBX.NA.BBB-.10	BBB-	3.00%	1M	11/17/2059	Credit Suisse International	2,612,000	USD	(298,856)	(161,060)	(137,796)
CMBX.NA.BBB-.10	BBB-	3.00%	1M	11/17/2059	Goldman Sachs International	984,000	USD	(112,586)	(63,339)	(49,247)
CMBX.NA.BBB-.10	BBB-	3.00%	1M	11/17/2059	Merrill Lynch Capital Services, Inc.	1,396,000	USD	(159,726)	(97,103)	(62,623)
CMBX.NA.BBB-.10	BBB-	3.00%	1M	11/17/2059	Citigroup Global Markets, Inc.	2,132,000	USD	(243,936)	(165,122)	(78,814)
CMBX.NA.BBB-.10	BBB-	3.00%	1M	11/17/2059	J.P. Morgan Securities LLC	1,119,000	USD	(128,032)	(61,138)	(66,894)
CMBX.NA.BBB-.10	BBB-	3.00%	1M	11/17/2059	J.P. Morgan Securities LLC	2,215,000	USD	(253,433)	(110,667)	(142,766)
CMBX.NA.BBB-.10	BBB-	3.00%	1M	11/17/2059	Citigroup Global Markets, Inc.	1,018,000	USD	(116,476)	(62,941)	(53,535)
CMBX.NA.BBB-.10	BBB-	3.00%	1M	11/17/2059	Citigroup Global Markets, Inc.	1,281,000	USD	(146,568)	(77,249)	(69,319)
CMBX.NA.BBB-.10	BBB-	3.00%	1M	11/17/2059	Credit Suisse International	2,601,000	USD	(297,598)	(155,956)	(141,642)
CMBX.NA.BBB-.11	BBB-	3.00%	1M	11/18/2054	J.P. Morgan Securities LLC	1,289,000	USD	(161,662)	(86,083)	(75,579)
CMBX.NA.BBB-.11	BBB-	3.00%	1M	11/18/2054	Citigroup Global Markets, Inc.	1,232,000	USD	(154,513)	(82,442)	(72,071)
CMBX.NA.BBB-.11	BBB-	3.00%	1M	11/18/2054	Credit Suisse International	664,000	USD	(83,277)	(60,131)	(23,146)
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Citigroup Global Markets, Inc.	1,534,000	USD	(176,589)	(117,188)	(59,401)
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Merrill Lynch Capital Services, Inc.	1,881,000	USD	(216,534)	(166,813)	(49,721)
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Goldman Sachs International	300,000	USD	(34,535)	(26,334)	(8,201)
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Citigroup Global Markets, Inc.	1,274,000	USD	(146,659)	(112,723)	(33,936)
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Citigroup Global Markets, Inc.	2,547,000	USD	(293,202)	(220,759)	(72,443)
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Merrill Lynch Capital Services, Inc.	941,000	USD	(108,325)	(87,161)	(21,164)
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	J.P. Morgan Securities LLC	299,000	USD	(34,420)	(27,658)	(6,762)
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Goldman Sachs International	300,000	USD	(34,535)	(26,876)	(7,659)

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Schedule of Investments (Continued)

December 31, 2018

Reference Obligation	Rating	Consolidated Master Fund Fixed Deal Receive (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Notional Amount(a)		Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Goldman Sachs International	168,000	USD	$(19,340)	$(14,618)	$(4,722)
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Goldman Sachs International	264,000	USD	(30,391)	(22,460)	(7,931)
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Citigroup Global Markets, Inc.	1,038,000	USD	(119,491)	(94,252)	(25,239)
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Morgan Stanley Capital Services LLC	671,000	USD	(77,243)	(57,062)	(20,181)
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	J.P. Morgan Securities LLC	3,364,000	USD	(387,252)	(249,338)	(137,914)
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	J.P. Morgan Securities LLC	1,239,000	USD	(142,630)	(86,046)	(56,584)
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Goldman Sachs International	507,000	USD	(58,364)	(40,803)	(17,561)
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Citigroup Global Markets, Inc.	1,534,000	USD	(176,589)	(117,545)	(59,044)
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Citigroup Global Markets, Inc.	488,000	USD	(56,177)	(34,603)	(21,574)
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Credit Suisse International	857,000	USD	(98,655)	(56,273)	(42,382)
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Morgan Stanley Capital Services LLC	2,544,000	USD	(292,857)	(301,159)	8,302
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Credit Suisse International	223,000	USD	(25,671)	(19,237)	(6,434)
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Credit Suisse International	223,000	USD	(25,671)	(19,247)	(6,424)
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Credit Suisse International	899,000	USD	(103,490)	(85,564)	(17,926)
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Goldman Sachs International	1,278,000	USD	(147,119)	(129,383)	(17,736)
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Goldman Sachs International	274,000	USD	(31,542)	(27,880)	(3,662)
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Goldman Sachs International	767,000	USD	(88,294)	(78,372)	(9,922)
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Goldman Sachs International	1,498,000	USD	(172,445)	(144,339)	(28,106)
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	J.P. Morgan Securities LLC	943,000	USD	(108,555)	(95,301)	(13,254)
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	J.P. Morgan Securities LLC	1,792,000	USD	(206,289)	(186,847)	(19,442)
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Morgan Stanley Capital Services LLC	943,000	USD	(108,555)	(94,857)	(13,698)
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Morgan Stanley Capital Services LLC	226,000	USD	(26,016)	(20,647)	(5,369)
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Morgan Stanley Capital Services LLC	252,000	USD	(29,009)	(22,071)	(6,938)
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Morgan Stanley Capital Services LLC	792,000	USD	(91,172)	(63,380)	(27,792)

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Schedule of Investments (Continued)

December 31, 2018

Reference Obligation	Rating	Consolidated Master Fund Fixed Deal Receive (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Notional Amount(a)		Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Citigroup Global Markets, Inc.	1,410,000	USD	$(162,314)	$(192,799)	$30,485
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Citigroup Global Markets, Inc.	1,410,000	USD	(162,314)	(170,230)	7,916
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	J.P. Morgan Securities LLC	720,000	USD	(82,884)	(108,430)	25,546
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	J.P. Morgan Securities LLC	1,167,000	USD	(134,341)	(174,786)	40,445
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	J.P. Morgan Securities LLC	974,000	USD	(112,124)	(143,627)	31,503
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Goldman Sachs International	2,448,000	USD	(281,806)	(354,384)	72,578
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Goldman Sachs International	1,340,000	USD	(154,256)	(194,722)	40,466
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Goldman Sachs International	1,538,000	USD	(177,049)	(227,719)	50,670
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Merrill Lynch Capital Services, Inc.	1,155,000	USD	(132,960)	(173,526)	40,566
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Merrill Lynch Capital Services, Inc.	1,304,000	USD	(150,112)	(203,631)	53,519
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Merrill Lynch Capital Services, Inc.	960,000	USD	(110,512)	(144,974)	34,462
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Credit Suisse International	548,000	USD	(63,084)	(74,268)	11,184
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Credit Suisse International	129,000	USD	(14,850)	(15,192)	342
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Goldman Sachs International	1,717,000	USD	(197,655)	(263,892)	66,237
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Citigroup Global Markets, Inc.	1,441,000	USD	(165,883)	(191,012)	25,129
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Goldman Sachs International	1,018,000	USD	(117,189)	(136,090)	18,901
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Goldman Sachs International	1,556,000	USD	(179,122)	(211,160)	32,038
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Morgan Stanley Capital Services LLC	2,245,000	USD	(258,437)	(265,300)	6,863
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Citigroup Global Markets, Inc.	818,000	USD	(94,165)	(113,718)	19,553
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Citigroup Global Markets, Inc.	818,000	USD	(94,165)	(114,096)	19,931
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Credit Suisse International	1,221,000	USD	(140,557)	(146,574)	6,017
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Credit Suisse International	253,000	USD	(29,125)	(29,666)	541
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	J.P. Morgan Securities LLC	974,000	USD	(112,124)	(143,627)	31,503
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Merrill Lynch Capital Services, Inc.	1,552,000	USD	(178,661)	(184,932)	6,271

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Schedule of Investments (Continued)

December 31, 2018

Reference Obligation	Rating	Consolidated Master Fund Fixed Deal Receive (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Notional Amount(a)		Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Credit Suisse International	1,013,000	USD	$(116,613)	$(117,840)	$1,227
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Credit Suisse International	253,000	USD	(29,125)	(29,783)	658
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Citigroup Global Markets, Inc.	209,000	USD	(24,059)	(18,895)	(5,164)
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Citigroup Global Markets, Inc.	1,212,000	USD	(139,521)	(97,207)	(42,314)
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Citigroup Global Markets, Inc.	3,559,000	USD	(409,700)	(254,319)	(155,381)
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Credit Suisse International	228,000	USD	(26,247)	(20,211)	(6,036)
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Credit Suisse International	1,159,000	USD	(133,420)	(104,491)	(28,929)
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Credit Suisse International	168,000	USD	(19,340)	(18,536)	(804)
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Credit Suisse International	1,153,000	USD	(132,730)	(112,907)	(19,823)
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Credit Suisse International	1,017,000	USD	(117,074)	(98,932)	(18,142)
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Credit Suisse International	182,000	USD	(20,951)	(21,131)	180
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Credit Suisse International	787,000	USD	(90,597)	(74,382)	(16,215)
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Credit Suisse International	426,000	USD	(49,040)	(33,890)	(15,150)
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Credit Suisse International	852,000	USD	(98,079)	(67,580)	(30,499)
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Goldman Sachs International	771,000	USD	(88,755)	(73,983)	(14,772)
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Goldman Sachs International	185,000	USD	(21,297)	(16,486)	(4,811)
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Goldman Sachs International	446,000	USD	(51,342)	(38,704)	(12,638)
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Goldman Sachs International	806,000	USD	(92,784)	(65,086)	(27,698)
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	J.P. Morgan Securities LLC	914,000	USD	(105,217)	(86,863)	(18,354)
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Credit Suisse International	740,000	USD	(85,186)	(71,263)	(13,923)
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Goldman Sachs International	1,049,000	USD	(120,757)	(98,326)	(22,431)
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Goldman Sachs International	1,498,000	USD	(172,445)	(142,221)	(30,224)
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Merrill Lynch Capital Services, Inc.	796,000	USD	(91,633)	(81,271)	(10,362)
CMBX.NA.BBB-.8	BBB-	3.00%	1M	10/17/2057	Goldman Sachs International	262,000	USD	(30,161)	(24,743)	(5,418)

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Schedule of Investments (Continued)

December 31, 2018

Reference Obligation	Rating	Consolidated Master Fund Fixed Deal Receive (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Notional Amount(a)		Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.BBB-.9	BBB-	3.00%	1M	9/17/2058	Credit Suisse International	1,958,000	USD	$(236,559)	$(193,900)	$(42,659)
CMBX.NA.BBB-.9	BBB-	3.00%	1M	9/17/2058	Goldman Sachs International	1,460,000	USD	(176,392)	(133,969)	(42,423)
CMBX.NA.BBB-.9	BBB-	3.00%	1M	9/17/2058	J.P. Morgan Securities LLC	758,000	USD	(91,579)	(68,394)	(23,185)
CMBX.NA.BBB-.9	BBB-	3.00%	1M	9/17/2058	J.P. Morgan Securities LLC	121,000	USD	(14,619)	(11,049)	(3,570)
CMBX.NA.BBB-.9	BBB-	3.00%	1M	9/17/2058	Merrill Lynch Capital Services, Inc.	1,018,000	USD	(122,991)	(115,916)	(7,075)
CMBX.NA.BBB-.9	BBB-	3.00%	1M	9/17/2058	Merrill Lynch Capital Services, Inc.	1,018,000	USD	(122,991)	(115,916)	(7,075)
CMBX.NA.BBB-.9	BBB-	3.00%	1M	9/17/2058	Citigroup Global Markets, Inc.	1,261,000	USD	(152,350)	(96,047)	(56,303)
CMBX.NA.BBB-.9	BBB-	3.00%	1M	9/17/2058	Citigroup Global Markets, Inc.	2,430,000	USD	(293,585)	(172,005)	(121,580)
CMBX.NA.BBB-.9	BBB-	3.00%	1M	9/17/2058	Credit Suisse International	223,000	USD	(26,942)	(16,810)	(10,132)
CMBX.NA.BBB-.9	BBB-	3.00%	1M	9/17/2058	Credit Suisse International	782,000	USD	(94,479)	(59,569)	(34,910)
CMBX.NA.BBB-.9	BBB-	3.00%	1M	9/17/2058	Credit Suisse International	782,000	USD	(94,479)	(60,205)	(34,274)
CMBX.NA.BBB-.9	BBB-	3.00%	1M	9/17/2058	Credit Suisse International	240,000	USD	(28,996)	(19,561)	(9,435)
CMBX.NA.BBB-.9	BBB-	3.00%	1M	9/17/2058	Morgan Stanley Capital Services LLC	226,000	USD	(27,305)	(18,420)	(8,885)
CMBX.NA.BBB-.9	BBB-	3.00%	1M	9/17/2058	Morgan Stanley Capital Services LLC	252,000	USD	(30,446)	(19,467)	(10,979)
CMBX.NA.BBB-.9	BBB-	3.00%	1M	9/17/2058	Morgan Stanley Capital Services LLC	372,000	USD	(44,944)	(29,010)	(15,934)
CMBX.NA.BBB-.9	BBB-	3.00%	1M	9/17/2058	Goldman Sachs International	1,188,000	USD	(143,530)	(123,118)	(20,412)
CMBX.NA.BBB-.9	BBB-	3.00%	1M	9/17/2058	Goldman Sachs International	1,530,000	USD	(184,849)	(136,586)	(48,263)
CMBX.NA.BBB-.9	BBB-	3.00%	1M	9/17/2058	Goldman Sachs International	1,213,000	USD	(146,551)	(133,912)	(12,639)
CMBX.NA.BBB-.9	BBB-	3.00%	1M	9/17/2058	Goldman Sachs International	1,328,000	USD	(160,445)	(166,039)	5,594
CMBX.NA.BBB-.9	BBB-	3.00%	1M	9/17/2058	Merrill Lynch Capital Services, Inc.	2,878,000	USD	(347,710)	(259,336)	(88,374)
CMBX.NA.BBB-.9	BBB-	3.00%	1M	9/17/2058	Credit Suisse International	4,593,000	USD	(554,911)	(443,732)	(111,179)
CMBX.NA.BBB-.9	BBB-	3.00%	1M	9/17/2058	Goldman Sachs International	1,051,000	USD	(126,978)	(96,155)	(30,823)
CMBX.NA.BBB-.9	BBB-	3.00%	1M	9/17/2058	Goldman Sachs International	1,558,000	USD	(188,232)	(149,605)	(38,627)
CMBX.NA.BBB-.9	BBB-	3.00%	1M	9/17/2058	Goldman Sachs International	874,000	USD	(105,594)	(85,776)	(19,818)

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Schedule of Investments (Continued)

December 31, 2018

Reference Obligation	Rating	Consolidated Master Fund Fixed Deal Receive (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Notional Amount(a)		Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.BBB-.9	BBB-	3.00%	1M	9/17/2058	J.P. Morgan Securities LLC	1,516,000	USD	$(183,158)	$(135,964)	$(47,194)
CMBX.NA.BBB-.9	BBB-	3.00%	1M	9/17/2058	Merrill Lynch Capital Services, Inc.	1,717,000	USD	(207,442)	(228,328)	20,886
CMBX.NA.BBB-.9	BBB-	3.00%	1M	9/17/2058	J.P. Morgan Securities LLC	721,000	USD	(87,109)	(75,683)	(11,426)
CMBX.NA.BBB-.9	BBB-	3.00%	1M	9/17/2058	J.P. Morgan Securities LLC	1,436,000	USD	(173,493)	(130,447)	(43,046)
CMBX.NA.BBB-.9	BBB-	3.00%	1M	9/17/2058	Citigroup Global Markets, Inc.	1,830,000	USD	(221,095)	(177,756)	(43,339)
CMBX.NA.BBB-.9	BBB-	3.00%	1M	9/17/2058	Citigroup Global Markets, Inc.	1,977,000	USD	(238,855)	(176,967)	(61,888)
CMBX.NA.BBB-.9	BBB-	3.00%	1M	9/17/2058	Goldman Sachs International	3,716,000	USD	(448,955)	(394,078)	(54,877)
CMBX.NA.BBB-.9	BBB-	3.00%	1M	9/17/2058	Merrill Lynch Capital Services, Inc.	3,256,000	USD	(393,379)	(363,463)	(29,916)
CMBX.NA.BBB-.9	BBB-	3.00%	1M	9/17/2058	Morgan Stanley Capital Services LLC	3,271,000	USD	(395,191)	(297,691)	(97,500)
CMBX.NA.BBB-.9	BBB-	3.00%	1M	9/17/2058	Credit Suisse International	228,000	USD	(27,546)	(18,041)	(9,505)
CMBX.NA.BBB-.9	BBB-	3.00%	1M	9/17/2058	Credit Suisse International	1,611,000	USD	(194,636)	(112,733)	(81,903)
CMBX.NA.BBB-.9	BBB-	3.00%	1M	9/17/2058	Credit Suisse International	773,000	USD	(93,391)	(58,248)	(35,143)
CMBX.NA.BBB-.9	BBB-	3.00%	1M	9/17/2058	Credit Suisse International	569,000	USD	(68,745)	(44,592)	(24,153)
CMBX.NA.BBB-.9	BBB-	3.00%	1M	9/17/2058	Credit Suisse International	285,000	USD	(34,433)	(22,490)	(11,943)
CMBX.NA.BBB-.9	BBB-	3.00%	1M	9/17/2058	J.P. Morgan Securities LLC	4,569,000	USD	(552,011)	(363,371)	(188,640)
CMBX.NA.BBB-.9	BBB-	3.00%	1M	9/17/2058	J.P. Morgan Securities LLC	1,127,000	USD	(136,160)	(89,698)	(46,462)
CMBX.NA.BBB-.9	BBB-	3.00%	1M	9/17/2058	J.P. Morgan Securities LLC	1,275,000	USD	(154,041)	(103,637)	(50,404)
CMBX.NA.BBB-.9	BBB-	3.00%	1M	9/17/2058	J.P. Morgan Securities LLC	650,000	USD	(78,531)	(53,019)	(25,512)
CMBX.NA.BBB-.9	BBB-	3.00%	1M	9/17/2058	Morgan Stanley Capital Services LLC	792,000	USD	(95,687)	(54,496)	(41,191)
CMBX.NA.BBB-.9	BBB-	3.00%	1M	9/17/2058	Morgan Stanley Capital Services LLC	813,000	USD	(98,224)	(74,169)	(24,055)
CMBX.NA.BBB-.9	BBB-	3.00%	1M	9/17/2058	Morgan Stanley Capital Services LLC	226,000	USD	(27,305)	(18,420)	(8,885)

Total OTC Credit Default Swaps on Index (Sell Protection)								$(25,726,070)	$(20,858,000)	$(4,868,070)

(a)

The maximum potential amount the Consolidated Master Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Schedule of Investments (Continued)

December 31, 2018

OTC Credit Default Swaps on Single-Name Issues (Buy Protection) — Outstanding at December 31, 2018

Reference Obligation	Consolidated Master Fund Fixed Deal Receive (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Kohl’s Corp.	(1.00)%	3M	12/20/2022	Morgan Stanley Capital Services LLC	6,826,000	USD	$67,439	$440,355	$(372,916)
Kohl’s Corp.	(1.00)%	3M	12/20/2022	JPMorgan Chase Bank, N.A.	19,980,000	USD	197,397	1,016,878	(819,481)
Kroger Co.	(1.00)%	3M	12/20/2022	Goldman Sachs International	32,849,000	USD	(358,539)	93,288	(451,827)
Macy’s Retail Holdings, Inc.	(1.00)%	3M	12/20/2022	Goldman Sachs International	6,577,000	USD	130,956	613,564	(482,608)
Macy’s Retail Holdings, Inc.	(1.00)%	3M	12/20/2022	JPMorgan Chase Bank, N.A.	6,577,000	USD	130,956	665,418	(534,462)
Macy’s Retail Holdings, Inc.	(1.00)%	3M	12/20/2022	Morgan Stanley Capital Services LLC	10,239,000	USD	203,870	1,181,783	(977,913)
Target Corp.	(1.00)%	3M	12/20/2022	Goldman Sachs International	17,066,000	USD	(367,062)	(378,017)	10,955

Total OTC Credit Default Swaps on Single-Name Issuer (Buy Protection)							$5,017	$3,633,269	$(3,628,252)

OTC Total Return Swaps Outstanding at December 31, 2018

Reference Instrument	Maturity Date	Payment Frequency	Counterparty	Financing Rate	Notional Amount		Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Apple Leisure Group	3/25/2024	3M	Citibank, N.A.	—	713,000	USD	$(891)	$—	$(891)
Alpha Group SARL	1/29/2025	3M	Citibank, N.A.	E + 1.10%(a)	2,965,000	EUR	(46,605)	—	(46,605)
Casablanca US Holdings, Inc.	3/25/2024	3M	Citibank, N.A.	L + 1.10%(b)	69,475,000	USD	(3,473,750)	—	(3,473,750)
Compass III	5/7/2025	6M	Citibank, N.A.	E + 1.10%(c)	4,313,000	EUR	1,997	—	1,997
Diamond Resorts International, Inc.	9/2/2023	1M	Citibank, N.A.	L + 1.10%(d)	47,640,000	USD	(3,141,143)	—	(3,141,143)
Diamond Resorts International, Inc.	9/2/2023	1M	Citibank, N.A.	L + 1.10%(d)	13,064,990	USD	(600,140)	—	(600,140)
Diamond Resorts International, Inc.	9/2/2023	1M	Citibank, N.A.	L + 1.10%(d)	777,140	USD	(66,784)	—	(66,784)
Parkdean Resorts Holdco Limited	3/4/2024	1M	Citibank, N.A.	L + 1.10%(d)	12,955,706	GBP	(1,464,409)	—	(1,464,409)
Parkdean Resorts Holdco Limited	3/4/2024	1M	Citibank, N.A.	L + 1.10%(d)	1,173,000	GBP	(132,586)	—	(132,586)
Parkdean Resorts Holdco Limited	3/4/2024	1M	Citibank, N.A.	L + 1.10%(d)	5,113,686	GBP	(578,010)	—	(578,010)
Parkdean Resorts Holdco Limited	3/4/2024	1M	Citibank, N.A.	L + 1.10%(d)	2,103,000	GBP	(197,531)	—	(197,531)
Parkdean Resorts Holdco Limited	3/4/2024	1M	Citibank, N.A.	L + 1.10%(d)	3,633,959	GBP	(399,183)	—	(399,183)

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Schedule of Investments (Continued)

December 31, 2018

Reference Instrument	Maturity Date	Payment Frequency	Counterparty	Financing Rate		Notional Amount		Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Parkdean Resorts Holdco Limited	3/4/2024	1M	Citibank, N.A.	L + 1.10%(d)		1,595,000	GBP	$(101,570)	$—	$(101,570)
Parkdean Resorts Holdco Limited	3/4/2024	1M	Citibank, N.A.	L + 1.10%	(d)	585,000	GBP	931	—	931
Parkdean Resorts Holdco Limited	3/4/2024	1M	Citibank, N.A.	L + 1.10%(d)		1,548,000	GBP	(138,007)	—	(138,007)

Total OTC Total Return Swaps Outstanding								$(10,337,681)	$—	$(10,337,681)

(a)	E = 3 month EURIBOR
(b)	L = 3 month LIBOR
(c)	E = 6 month EURIBOR
(d)	L = 1 month LIBOR

Centrally Cleared Interest Rate Swaps Outstanding at December 31, 2018

Consolidated Master Fund Pay/ Receives Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Clearing Agent	Notional Amount		Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Receives	Three-Month Libor	2.864%	3M	2/24/2023	Citibank, N.A.	15,000,000	USD	$(287,341)	$—	$(287,341)
Receives	Three-Month Libor	3.003%	3M	3/14/2023	Citibank, N.A.	100,000,000	USD	(2,497,838)	—	(2,497,838)
Receives	Three-Month Libor	3.014%	3M	3/14/2025	Citibank, N.A.	105,000,000	USD	(3,326,479)	—	(3,326,479)
Receives	Three-Month Libor	3.110%	3M	3/20/2028	Citibank, N.A.	10,000,000	USD	(428,772)	—	(428,772)
Receives	Three-Month Libor	3.161%	3M	3/25/2028	Citibank, N.A.	10,000,000	USD	(473,710)	—	(473,710)
Receives	Three-Month Libor	3.258%	3M	5/23/2048	Citibank, N.A.	3,000,000	USD	(167,349)	—	(167,349)
Receives	Three-Month Libor	3.273%	3M	5/7/2028	Citibank, N.A.	10,000,000	USD	(498,907)	—	(498,907)
Receives	Three-Month Libor	3.289%	3M	4/22/2028	Citibank, N.A.	10,000,000	USD	(515,836)	—	(515,836)
Receives	Three-Month Libor	3.373%	3M	5/9/2033	Citibank, N.A.	8,000,000	USD	(567,207)	—	(567,207)

Total Centrally Cleared Interest Rate Swaps Outstanding								$(8,763,439)	$—	$(8,763,439)

Abbreviation Legend:
1M	Monthly
3M	Quarterly
6M	Semi-Annually
EURIBOR	Euro Interbank Offered Rate
LIBOR	London Interbank Offered Rate
Currency Legend
EUR	Euro
GBP	British Pound
USD	United States Dollar

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Statement of Assets and Liabilities

As of December 31, 2018

Assets:
Investments in securities, at fair value (cost $1,216,910,814)	$1,210,204,699
Cash	11,142,050
Cash denominated in foreign currencies (cost of $9,811,803)	9,912,229
Cash collateral segregated for counterparties for securities sold short	104,548,371
Cash collateral segregated for counterparties for swaps	93,051,913
Cash collateral segregated for broker for reverse repurchase agreements	3,146,527
Unrealized appreciation on forward foreign currency exchange contracts	1,151,598
Income receivable	6,490,642
Receivable for investments sold	1,878,803
Receivable for periodic payments from swap contracts	752,763
OTC Swap contracts, at fair value (net premiums paid $6,624,962)	4,506,702

Total assets	1,446,786,297

Liabilities:
Securities sold short, at fair value (proceeds of $108,822,441)	107,725,913
Unrealized depreciation on forward foreign currency exchange contracts	124,271
Payable for reverse repurchase agreements	488,068,916
Payable for investments purchased	4,805,895
Payable for shares repurchased	18,007,957
Variation margin payable on centrally cleared swaps	410,763
OTC Swap contracts, at fair value (net premiums received $21,142,729)	36,792,280
Unrealized depreciation on unfunded loan commitments	57,348
Interest payable on securities sold short	603,498
Incentive Fees payable	6,522,860
Management Fees payable	2,428,585
Payable to Affiliate	48,608
Accrued expenses and other liabilities	957,956

Total liabilities	666,554,850

Net assets	$780,231,447

Components of Net Assets:
Investors’ equity	$808,891,067
Net unrealized depreciation	(28,659,620)

Net assets	$780,231,447

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Statement of Operations

For the Year Ended December 31, 2018

Investment Income:
Interest	$66,718,729
Dividends	449,042

Total investment income	67,167,771

Expenses:
Incentive Fees	6,522,860
Management Fees	19,774,628
Administration fees	227,164
Custodian and accounting fees	488,379
Trustees’ fees and expenses	351,718
Transfer Agent fees	197,879
Registration fees	3,503
Professional fees	1,253,412
Interest on securities sold short	3,161,758
Interest expense on reverse repurchase agreements	11,489,516
Insurance	239,579
Other expenses	157,853

Total expenses	43,868,249

Management Fees waived by Investment Manager	(9,887,314)

Net expenses	33,980,935

Net investment income	33,186,836

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments in securities	10,737,410
Securities sold short	4,008,621
Forward foreign currency exchange contracts	(1,757,337)
Foreign currency transactions	2,954,959
Options written	(9)
Swap contracts	21,578,479

Net realized gain	37,522,123

Net change in unrealized appreciation (depreciation) on:
Investments in securities	(14,423,417)
Securities sold short	1,131,925
Forward foreign currency exchange contracts	3,654,157
Foreign currency translations	1,671,416
Swap contracts	(25,722,817)
Unfunded loan commitments	(57,348)

Net change in unrealized depreciation	(33,746,084)

Net realized and unrealized gain	3,776,039

Net increase in net assets resulting from operations	$36,962,875

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Statement of Changes in Net Assets

	Year Ended 12/31/2018	Year Ended 12/31/2017
Increase (Decrease) in Net Assets
Operations:
Net investment income	$33,186,836	$46,634,212
Net realized gain	37,522,123	22,129,520
Net change in unrealized appreciation (depreciation)	(33,746,084)	12,658,444

Net increase in net assets resulting from operations	36,962,875	81,422,176

Capital Transactions:
Proceeds from subscriptions	31,930,675	41,701,280
Payments for repurchases	(230,036,010)	(141,682,006)

Net decrease in net assets resulting from capital transactions	(198,105,335)	(99,980,726)

Net decrease in net assets	(161,142,460)	(18,558,550)

Net Assets:
Beginning of period	941,373,907	959,932,457

End of period	$780,231,447	$941,373,907

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Statement of Cash Flows

Year Ended 12/31/2018
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$36,962,875
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments in securities	(968,963,936)
Proceeds from disposition of investments in securities and paydowns	937,850,649
Proceeds from securities sold short	115,505,748
Payments to cover securities sold short	(163,176,875)
Short-term investments, net	28,848,727
Net realized gain on investments in securities	(10,737,410)
Net realized gain on securities sold short	(4,008,621)
Premiums paid on closing options written	(108)
Proceeds from premiums received from options written	99
Net realized loss on options written	9
Net change in accretion of bond discount and amortization of bond and swap premium	(1,971,705)
Net change in unrealized depreciation on investments in securities	14,423,417
Net change in unrealized appreciation on securities sold short	(1,131,925)
Net change in unrealized on unfunded loan	57,348
Net unrealized appreciation on forward foreign currency exchange contracts	(3,654,157)
Swap contracts, at fair value net	27,777,064
Changes in assets and liabilities:
(Increase) decrease in assets:
Income receivable	(1,143,650)
Receivable for periodic payments from swap contracts	716,729
Variation margin receivable on centrally cleared swaps	648,693
Prepaid expenses and other assets	24,002
Increase (decrease) in liabilities:
Variation margin payable on centrally cleared swaps	410,763
Interest payable on securities sold short	(224,012)
Interest payable on reverse repurchase agreements	(963,930)
Incentive Fees payable	(7,845,755)
Management fee payable	25,531
Payable to Affiliate	(107,506)
Accrued expenses and other liabilities	336,801

Net cash provided by operating activities	$(341,135)

Cash Flows from Financing Activities
Proceeds from subscriptions	31,930,675
Payment for share repurchases	(212,028,053)
Reverse repurchase agreements, net	122,378,667

Net cash used in financing activities	(57,718,711)

Net decrease in unrestricted and restricted cash and foreign currency	(58,059,846)
Unrestricted and restricted cash and foreign currency at beginning of year	279,860,936

Unrestricted and restricted cash and foreign currency at end of year	$221,801,090

Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$15,839,216

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Statement of Cash Flows (Continued)

Reconciliation of unrestricted and restricted cash to the statements of assets and liabilities

	Year Ended December 31, 2018	Year Ended December 31, 2017
Cash	$11,142,050	$36,850,512
Foreign currency at value	9,912,229	—
Cash Pledged:
Securities sold short	104,548,371	166,980,125
Swap agreements	93,051,913	69,934,961
Reverse repurchase agreements	3,146,527	6,095,338

	$221,801,090	$279,860,936

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Financial Highlights

	Year Ended 12/31/2018		Year Ended 12/31/2017		Year Ended 12/31/2016		Year Ended 12/31/2015		Year Ended 12/31/2014(a)
Total Return on Net Asset Value	3.78%		9.20%		1.24%		5.55%		2.43	%(b)

Ratios to Average Net Assets:
Expenses before waiver from Investment Manager and Incentive Fees	4.17	%(c)	3.81	%(c)	3.96	%(c)	3.76	%(c)	3.57	%(d)
Incentive Fees	0.73%		1.54%		0.44%		0.83%		0.52	%(d)

Expenses before waiver from Investment Manager	4.90	%(c)	5.35	%(c)	4.40	%(c)	4.59	%(c)	4.09	%(d)

Management Fees waiver from Investment Manager	(1.10)%		(1.06)%		(1.11)%		(1.12)%		(0.48	)%(d)

Net expenses after waiver from Investment Manager	3.80%		4.29%		3.29%		3.47%		3.61	%(d)

Net investment income excluding Incentive Fees	4.44%		6.53%		4.96%		4.50%		2.49	%(d)

Net investment income	3.71%		4.99%		4.52%		3.67%		1.97	%(d)

Supplementary Data:
Net assets, end of period (in thousands)	$780,231		$941,374		$959,932		$829,981		$547,179

Portfolio turnover	81%		85%		26%		41%		31	%(e)

(a)	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
(b)	Total Return has not been annualized.
(c)

Includes interest expense on securities sold short and reverse repurchase agreements of 1.64%, 1.40%, 1.49% and 1.26%, for the years ended December 31, 2018, December 31, 2017, December 31, 2016 and December 31, 2015, respectively.

(d)	Financial ratios have been annualized.
(e)	Percentage represents the results for the period and is not annualized.

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Notes to Consolidated Financial Statements

For the Year Ended December 31, 2018

1. Organization

Blackstone Real Estate Income Master Fund (the “Master Fund”), a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), is a non-diversified, closed-end management investment company. The Master Fund has formed a subsidiary, Blackstone Real Estate Income Master Fund (Cayman) Ltd., a wholly-owned subsidiary (the “Subsidiary”), organized in the Cayman Islands, through which the Master Fund mainly invests in securities exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Blackstone Real Estate Income Fund (“Feeder Fund I”) and Blackstone Real Estate Income Fund II (“Feeder Fund II” and together with Feeder Fund I, the “Feeder Funds”) invest substantially all of their assets in the Master Fund. The Master Fund’s investment objective is to seek long-term total return, with an emphasis on current income, by primarily investing in a broad range of real estate-related debt investments.

The Master Fund consolidates the Subsidiary in accordance with the consolidation policy discussed in Note 2. The Master Fund and Subsidiary are herein referred to collectively as the “Consolidated Master Fund”.

The investment manager of the Consolidated Master Fund and the Feeder Funds is Blackstone Real Estate Income Advisors L.L.C. (the “Investment Manager”), an investment advisor registered under the Investment Advisers Act of 1940, as amended. The Board of Trustees (the “Board” and each member thereof, a “Trustee”) of the Consolidated Master Fund and the Feeder Funds supervises the conduct of the Consolidated Master Fund’s and the Feeder Funds’ affairs and, pursuant to the investment management agreements (the “Investment Management Agreements”), has engaged the Investment Manager to manage the Consolidated Master Fund’s and the Feeder Funds’ day-to-day investment activities and operations.

Capitalized terms used, but not defined herein, shall have the meaning assigned to them in the Prospectus of the Feeder Funds.

2. Summary of Significant Accounting Policies

Basis of Presentation

The Consolidated Master Fund’s consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are stated in U.S. dollars, unless otherwise noted.

The Consolidated Master Fund is an investment company in accordance with Accounting Standards Codifications 946, Financial Services—Investment Companies (“ASC 946”), which defines investment companies and prescribes specialized accounting and reporting requirements for investment companies.

The preparation of the consolidated financial statements in conformity with U.S. GAAP requires the Investment Manager to make estimates and assumptions that affect the amounts in the consolidated financial statements and accompanying notes. The Investment Manager believes that the estimates utilized in preparing the consolidated financial statements are reasonable and prudent; however, actual results may differ from these estimates.

Consolidation

The Master Fund consolidates its investment in the Subsidiary. Accordingly, the consolidated financial statements include the assets and liabilities and the results of operations of the Subsidiary listed above. All intercompany balances have been eliminated.

Blackstone Real Estate Income Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

For the Year Ended December 31, 2018

Valuation Policy

The Consolidated Master Fund values its investments in securities, securities sold short, derivative financial instruments and other investments (together, the “investments”) at fair value. Market quotations can be obtained from third party pricing service providers or broker-dealers. The Board has established procedures for determining the fair value of investments (the “Valuation Procedures”). The Board has delegated to the Investment Manager day-to-day responsibility for implementing the Valuation Procedures. The Investment Manager provides oversight of the valuation and pricing function of the Consolidated Master Fund for all investments. The Investment Manager will use commercially reasonable efforts to obtain two or more reliable quotations for each investment, and in connection therewith, will generally value such investments based on the average of the quotations obtained. Pursuant to the Valuation Procedures, if market quotations are not readily available (or are otherwise not reliable for a particular investment), the fair value will be determined in good faith by the Investment Manager, pursuant to procedures adopted by the Board and such determinations shall be reported to the Board. Due to the inherent uncertainty of these estimates, estimates of fair value may differ from the values that would have been used had a ready market for these investments existed and the differences could be material. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker-dealer quotations). The Board has delegated to the Investment Manager the responsibility for monitoring significant events that may materially affect the values of the Consolidated Master Fund’s investments and for determining whether the value of the applicable investments should be re-evaluated in light of such significant events.

Fair Value of Financial Instruments

Fair value guidance defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. U.S. GAAP defines the fair value as the price that Consolidated Master Fund would receive to sell an asset or pay to transfer a liability (i.e., the exit price) in an orderly transaction between market participants at the measurement date.

Valuation techniques and availability of observable inputs can vary from investment to investment and are affected by a variety of factors including the type of investment and the characteristics specific to the investment and the state of the market place, including the existence and transparency of transactions between market participants. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Investments measured and reported at fair value are classified and disclosed in one of the following levels within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement:

Level 1 – quoted prices are available in active markets for identical investments as of the measurement date. The Consolidated Master Fund does not adjust the quoted price for these investments.

Level 2 – quoted prices are available in markets that are not active or model inputs are based on inputs that are either directly or indirectly observable as of the measurement date.

Level 3 – pricing inputs are unobservable and include instances where there is minimal, if any, market activity for the investment. The Investment Manager, values its investments, in good faith, using valuation techniques applied on a consistent basis. The determination of fair value is based on the best available information in the circumstances and may incorporate the Investment Mangers’ own assumptions and involves significant degree of judgment, taking into consideration a combination of internal and external factors. Due to the inherent uncertainty of these estimates, the estimates of fair value may differ from the

Blackstone Real Estate Income Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

For the Year Ended December 31, 2018

values that would have been used had a ready market for these investments existed and the differences could be material.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the fair value hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments.

A description of the valuation techniques applied to the Consolidated Master Fund’s major categories of investments measured at fair value on a recurring basis are as follows:

Fixed Income Securities

Fixed income securities, including corporate and convertible bonds, mezzanine debt, U.S. and foreign debt obligations, bank loans, and trade claims, are generally valued by broker-dealer quotations or third party pricing service providers on the basis of last available bid price. In determining the value of a particular investment, pricing service providers may use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models to determine the reported price. The pricing service providers’ internal models use observable inputs such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above and have multiple pricing sources are categorized as Level 2 within the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by broker-dealer quotations or third party pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider the attributes applicable to a particular class of the security (e.g., credit rating, seniority), current market data, estimated cash flows and relative market yield for each class, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above and have multiple pricing sources are categorized as Level 2 within the fair value hierarchy. Securities with only a single pricing source are categorized as Level 3.

Equity Securities

Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Securities that use similar valuation techniques and inputs and are active on a listed exchange as described above are categorized as Level 1 within the fair value hierarchy.

Short-Term Investments

The Consolidated Master Fund considers short-term, highly liquid investments with original maturities of 90 days or less when acquired to be short-term investments. At December 31, 2018, the Consolidated Master Fund had $37,028,504 invested in JPMorgan U.S. Treasury Money Market Plus Fund (IJTXX—Institutional Class). Investments in money market funds are categorized as Level 1 within the fair value hierarchy and are valued at net asset value.

Derivative Financial Instruments

Over the counter (“OTC”) derivative financial instruments, such as credit default swaps, interest rate swaps, total return swaps, forward foreign currency exchange contracts and options contracts derive their value from

Blackstone Real Estate Income Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

For the Year Ended December 31, 2018

underlying referenced instruments or obligations, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by third party pricing service providers and/or based on broker dealer quotations. Depending on the product and the terms of the transaction, the value of derivative financial instruments can be estimated using a series of techniques, including, but not limited to, simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, and exchange rates. Derivative financial instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are normally valued by third party pricing service providers. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

Securities Sold Short

The Consolidated Master Fund sells securities short (a “Short Sale”) from time to time. A Short Sale is a transaction whereby the Consolidated Master Fund sells securities it does not own in anticipation of a decline in the market price of those securities, whereby the Consolidated Master Fund’s broker executes a stock borrow transaction to deliver the securities resulting from the Consolidated Master Fund’s Short Sale. The Consolidated Master Fund is obligated to repurchase the securities at the market price at the time of replacement. The Consolidated Master Fund’s obligations to replace the securities in connection with a Short Sale are secured by collateral.

Upon entering into a Short Sale, the Consolidated Master Fund establishes a liability which is recorded as securities sold short in the Consolidated Statement of Assets and Liabilities to represent securities due under the Short Sale agreement. The Consolidated Master Fund is liable to pay any interest income earned during the period the Short Sale is open. The interest is recorded as interest on securities sold short in the Consolidated Statement of Operations.

Option Contracts

The Consolidated Master Fund buys or writes put and call options through listed exchanges and over-the-counter. The buyer of an option has the right to purchase (in the case of a call option) or sell (in the case of a put option) a specified quantity of a specific security or currency at a specified price prior to or on a specified expiration date. The writer of an option is exposed to the risk of loss if the market price of the underlying securities declines (in the case of a put option) or increases (in the case of a call option). The writer of an option can never profit by more than the premium paid by the buyer but can lose an unlimited amount.

Forward Foreign Currency Exchange Contracts

The Consolidated Master Fund enters into forward foreign currency exchange contracts from time to time to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. Forward foreign currency exchange contracts are agreements between two parties to exchange a fixed quantity of one currency for another currency at an agreed-upon price on an agreed upon future date. The market value of a forward foreign currency contract fluctuates with the changes in foreign currency exchange rates.

Blackstone Real Estate Income Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

For the Year Ended December 31, 2018

Swap Agreements

The Consolidated Master Fund enters into swaps from time to time, which include total return, interest rate, and credit default swap agreements. Swaps are typically bilaterally negotiated agreements between the Consolidated Master Fund and a counterparty in which the Consolidated Master Fund and counterparty agree to make either periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the over-the-counter market or may be executed in a multilateral or other trade facility platform, such as a registered exchange.

Reverse Repurchase Agreements

The Consolidated Master Fund enters into reverse repurchase agreements from time to time. In a reverse repurchase agreement, the Consolidated Master Fund sells securities in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same securities at an agreed upon date and price. Certain agreements may have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Consolidated Master Fund may utilize reverse repurchase agreements when it is anticipated that the income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. The transactions are generally accounted for as collateralized financing transactions and the Consolidated Master Fund retains ownership of the security to be repurchased as a pledged asset and records a liability for the repurchase amount.

Unfunded Loan Commitments

The Consolidated Master Fund enters into certain agreements, all or a portion of which may be unfunded. The Consolidated Master Fund is obligated to fund these loan commitments at the borrowers’ discretion. Funded and unfunded portions of credit agreements are presented in the Schedule of Investments.

Investment Transactions and Related Investment Income

Investment transactions are recorded as of the trade date for financial reporting purposes. Income and expenses, including interest, are recorded on an accrual basis. Realized gains and losses from sale of investments are determined on the identified cost basis using the first in first out methodology.

Foreign Currency Translation

The books and records of the Consolidated Master Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Consolidated Master Fund’s records at the rate prevailing when earned and recorded. Assets and liabilities denominated in foreign currencies are adjusted to reflect current exchange rates and any unrealized gains (losses) are included in Net change in unrealized appreciation (depreciation) on investments and foreign currency translations on the Consolidated Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on investments and foreign currency translations on the Consolidated Statement of Operations. The Consolidated Master Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

Cash

As of December 31, 2018, the Consolidated Master Fund had $11,142,050 in domestic cash and $9,912,229 in foreign cash held at a major U.S. bank.

Blackstone Real Estate Income Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

For the Year Ended December 31, 2018

Contingencies

Under the Consolidated Master Fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”), the Consolidated Master Fund’s officers and each Trustee are indemnified against certain liabilities that may arise out of the performance of their duties to the Consolidated Master Fund. Additionally, in the normal course of business, the Consolidated Master Fund may enter into contracts that contain a variety of representations and indemnification obligations and expects the risk of loss to be remote. Each Feeder Fund bears its pro-rata share of the Consolidated Master Fund’s expenses, subject to reimbursement by the Investment Manager, pursuant to an expense limitation and reimbursement agreement between each Feeder Fund and the Investment Manager.

Income Taxes

The Consolidated Master Fund is classified as a partnership for federal income tax purposes. As such, each investor in the Consolidated Master Fund is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Consolidated Master Fund. Therefore, no federal income tax provision is required. The Consolidated Master Fund plans to file U.S. Federal and various state and local tax returns. All the Consolidated Master Fund’s assets are managed so that the Feeder Funds can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

For the open tax years and all major jurisdictions, management of the Consolidated Master Funds has concluded that there are no uncertain tax positions that would require recognition in the consolidated financial statements. No income tax returns are currently under examination. The statute of limitations on the Consolidated Master Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2016 through December 31, 2018.

Segregation and Collateralization

In cases in which the 1940 Act and the interpretive positions of the SEC and its staff require that the Consolidated Master Fund segregate assets in connection with certain investments (e.g., futures contracts, forward foreign currency exchange contracts, swaps and options written), or transactions considered to reflect borrowings (e.g., reverse repurchase agreements), the Consolidated Master Fund will, consistent with SEC rules and/or certain interpretive guidance issued by the SEC, segregate assets or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges, third party broker-dealers, futures commissions merchants and clearing organizations, a fund engaging in such transactions may have requirements to deliver/deposit cash or securities to/with an exchange, broker-dealer, futures commission merchant or clearing organization as collateral or margin for certain investments to the extent consistent with the 1940 Act and interpretive positions of the SEC and its staff.

The Consolidated Master Fund may mitigate counterparty risk by contractually requiring its counterparties to post collateral under a master agreement and a credit support annex published by International Swaps and Derivatives Association, Inc. (collectively, an “ISDA Master Agreement”) implemented between the Consolidated Master Fund and each of its respective counterparties, as well as through netting provisions contained in the ISDA Master Agreement, and reaching other financial agreements between the Consolidated Master Fund and its counterparty in the ISDA Master Agreement. An ISDA Master Agreement may contain certain provisions regarding, among other things, the right parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. At December 31, 2018, the Consolidated Master Fund used the gross method of presentation in the consolidated financial statements and did not elect to offset amounts eligible for offset under enforceable master netting arrangements or similar agreements. Collateral pledged by the Consolidated Master Fund is segregated by the Consolidated Master Fund’s custodian and identified as such in the Consolidated Master Fund’s portfolio. Collateral can be in the

Blackstone Real Estate Income Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

For the Year Ended December 31, 2018

form of cash or securities as agreed to by the Consolidated Master Fund and the applicable counterparty. Typically, the Consolidated Master Fund and counterparties are not permitted to sell, repledge or otherwise use the collateral they receive.

The Consolidated Master Fund manages counterparty risk by entering into agreements only with counterparties that are believed to have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The agreements entered into by the Consolidated Master Fund typically contain credit risk related features that are triggered under certain circumstances. Such circumstances may include agreed upon net asset value thresholds. If triggered, the counterparty may terminate the contract and any transactions thereunder.

Recent Accounting Pronouncements

In November 2016, the FASB issued ASU No. 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash. The new guidance is intended to change the presentation of restricted cash on the statement of cash flows. As a result, entities will no longer present transfers between cash and cash equivalents and restricted cash in the statement of cash flows. When cash and cash equivalents and restricted cash are presented in more than one line item on the balance sheet, the new guidance requires a reconciliation of the totals in the statement of cash flows to the related captions in the balance sheet. The Consolidated Master Fund has evaluated the impact of ASU 2018-13 and has adopted the changes into its consolidated financial statements.

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement, which amended guidance on the disclosure requirements for fair value measurement. The amended guidance added, eliminated and modified disclosures for investments measured at fair value. The impact of the amended guidance on the Funds was the removal of the requirements to disclose (a) amount of and reasons for transfers between Level 1 and 2 (b) the valuation processes for Level 3 fair value measurements, and (b) the policy for timing of transfers between levels. The Consolidated Master Fund has evaluated the impact of ASU 2018-13 and has adopted the changes into its consolidated financial statements.

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities, which shortens the amortization period for the premium on certain callable debt securities to the earliest call date. The amendments are applicable to any purchased individual debt security with an explicit and noncontingent call feature that is callable at a fixed price on a preset date. The amendments do not impact the accounting for callable debt securities held at a discount, which will continue to be accreted to maturity. ASU 2017-08 will become effective on January 1, 2019, with early adoption permitted including adoption in an interim period. The amendments will be applied on a modified retrospective basis through a cumulative-effect adjustment to retained earnings as of the beginning of the period of adoption. The Consolidated Master Fund is currently evaluating the impact of adopting ASU 2017-08 on its consolidated financial statements.

3. Reverse Repurchase Agreements

The Consolidated Master Fund enters into reverse repurchase agreements with qualified banks or broker- dealers through a Master Repurchase Agreement (“MRA”). An MRA contains provisions for initiation, income payments, events of default and maintenance of securities for repurchase agreements. An MRA may also permit, upon the occurrence of an event of default by one party, the offsetting of obligations under the MRA against obligations under other agreements with the same counterparty to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

Blackstone Real Estate Income Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

For the Year Ended December 31, 2018

Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Consolidated Master Fund may decline below the price of the securities the Consolidated Master Fund is obligated to repurchase. They also involve the risk that the counterparty liquidates the securities delivered to it by the Consolidated Master Fund under the reverse repurchase agreement following the occurrence of an event of default under the applicable MRA by the Consolidated Master Fund. The Consolidated Master Fund’s use of reverse repurchase agreements also subjects the Consolidated Master Fund to interest costs based on the difference between the sale and repurchase price of a security involved in such a transaction. Additionally, repurchase agreements and reverse repurchase agreements entail the same risks as over-the-counter derivatives, as described in Notes 4 and 8. Securities subject to repurchase under reverse repurchase agreements are designated as such in the Consolidated Schedule of Investments. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. As of December 31, 2018, the face value of open reverse repurchase agreements for the Fund was $485,788,773. The weighted average daily balances of reverse repurchase agreements outstanding during the year ended December 31, 2018, was approximately $427,874,651, at a weighted average weekly interest rate of 2.69%.

The following table presents the Consolidated Master Fund’s outstanding reverse repurchase agreements, including accrued interest, which are subject to enforceable MRAs, as well as the collateral delivered related to those reverse repurchase agreements as of December 31, 2018:

Counterparty	Reverse Repurchase Agreements	Non-Cash Collateral Pledged to Counterparty(a)	Cash Collateral Pledged to Counterparty(a)	Net Amount
Citigroup Global Markets	$(39,981,534)	$39,981,534	$—	$—
Morgan Stanley Bank, N.A.	(90,605,381)	90,605,381	—	—
RBC (Barbados) Trading Bank Corporation	(184,136,814)	184,136,814	—	—
Royal Bank of Canada (London)	(114,199,474)	114,199,474	—	—
Royal Bank of Canada (NY)	(45,407,742)	45,407,742	—	—
Societe Generale Americas	(13,737,971)	13,737,971	—	—

Total	$(488,068,916)	$488,068,916	$—	$—

(a)

Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes. The total fair value of non-cash and cash collateral pledged at December 31, 2018 was $605,827,953 and $3,146,527, respectively.

Blackstone Real Estate Income Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

For the Year Ended December 31, 2018

The following table represents collateral pledged by asset type related to reverse repurchase agreements classified by remaining contractual maturity of the reverse repurchase agreements as of December 31, 2018:

	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Reverse Repurchase Agreements
Commercial Mortgage- Backed Securities	$—	$83,467,118	$117,750,698	$95,404,199	$296,622,015
Interest Only Commercial Mortgage-Backed Securities	—	7,101,716	46,056,544	—	53,158,260
Residential Mortgage-Backed Securities	—	—	98,555,004	—	98,555,004
High Yield Bonds & Notes	—	7,006,377	32,727,260	—	39,733,637

Total	$—	$97,575,211	$295,089,506	$95,404,199	$488,068,916

4. Derivative Financial Instruments

In the normal course of business, the Consolidated Master Fund utilizes derivative contracts in connection with its proprietary trading activities. Investments in derivative contracts are subject to additional risks that can result in a loss of all or part of an investment. The Consolidated Master Fund’s derivative activities and exposure to derivative contracts would be classified by the following primary underlying risks: interest rate, credit, foreign currency exchange rate, commodity price, and equity price risks. In addition to its primary underlying risks, the Consolidated Master Fund is also subject to additional counterparty risk due to inability of its counterparties to meet the terms of their contracts. The following disclosures contain information on how the Consolidated Master Fund uses derivative contracts.

Forward Foreign Currency Exchange Contracts

The Consolidated Master Fund enters into forward foreign currency exchange contracts from time to time to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. Forward foreign currency exchange contracts are agreements between two parties to exchange a fixed quantity of one currency for another currency at an agreed-upon price on an agreed upon future date. The market value of a forward foreign currency contract fluctuates with the changes in foreign currency exchange rates. These contracts are valued daily and the change in market value is recorded as an unrealized gain or loss on forward foreign currency exchange contracts. When a contract is closed, the Consolidated Master Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Consolidated Master Fund, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency being received, they also limit any potential gain that might result should the value of such currency increase. In addition, the Consolidated Master Fund could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Consolidated

Blackstone Real Estate Income Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

For the Year Ended December 31, 2018

Master Fund’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The Consolidated Master Fund segregates liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of transactions, enters into offsetting transactions or otherwise covers such transactions.

Swap Agreements

The Consolidated Master Fund enters into swaps from time to time, which include total return, interest rate, and credit default swap agreements. Swaps are typically bilaterally negotiated agreements between the Consolidated Master Fund and a counterparty in which the Consolidated Master Fund and counterparty agree to make either periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the over-the-counter market or may be executed in a multilateral or other trade facility platform, such as a registered exchange.

The Consolidated Master Fund may enter into swap agreements for investment purposes or managing exposure to interest rates, credit or market risk, or for other purposes. In connection with these agreements, securities or cash (“segregated cash” or “collateral”) may be paid or received, as applicable, by the Consolidated Master Fund as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Consolidated Master Fund as collateral for swap agreements identified in the Consolidated Schedule of Investments and segregated cash, if any, are reflected on the Consolidated Statement of Assets and Liabilities.

Credit Default Swaps: The Consolidated Master Fund enters into OTC and/or centrally cleared credit default swap contracts from time to time to hedge credit risk, to hedge market risk, or to gain exposure on single name issues and/or baskets of securities (e.g., CMBX, a tradeable index referencing a basket of CMBS). In an OTC credit default swap contract, the protection buyer typically makes an upfront payment and/or a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a “credit event” on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructurings and obligation acceleration. An upfront payment received by the Consolidated Master Fund or made by the Consolidated Master Fund is recorded as a liability or asset, respectively, in the Consolidated Statement of Assets and Liabilities. Periodic payments received or paid by Consolidated Master Fund are recorded as realized gains or losses. OTC credit default swap contracts are marked to market daily and the change is recorded as an unrealized gain or loss on swaps contracts. Upon the occurrence of a credit event, the difference between the par value and the market value of the reference obligation, net of any proportional amount of upfront payment, is recorded as a realized gain or loss on swaps contracts. With respect to selling a credit default swap, the Consolidated Master Fund will segregate assets or otherwise covers its obligations for the notional amount of such credit default swap.

Interest Rate Swaps: The Consolidated Master Fund enters into OTC and/or centrally cleared interest rate swap contracts from time to time to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk. The Consolidated Master Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Consolidated Master Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating rate, on the same notional amount for a specified period of time. The Consolidated Master Fund’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contracts remaining life, to the extent that amount is positive.

Blackstone Real Estate Income Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

For the Year Ended December 31, 2018

OTC and centrally cleared interest rate swaps are marked-to-market daily and any change is recorded as an unrealized gain or loss on swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the closing of the contract.

Total Return Swaps: The Consolidated Master Fund enters into OTC total return swap contracts from time to time to gain exposure to the investment returns on an underlying financial instrument without purchasing the financial instrument itself. In a total return swap, the Consolidated Master Fund receives the economic returns of the underlying financial instrument, inclusive of any mark to market change in value from the date of such purchase of the underlying instrument, any interest earned from the settlement date of the underlying instrument less a swap financing fee, which is typically LIBOR plus a spread. The total return swap derives its value from the valuation of underlying financial instruments. The underlying financial instruments for the total return swaps held at period end were loans and a bond. The swap is valued daily at current market value and any unrealized appreciation or depreciation is included in the net change in unrealized appreciation/ (depreciation) on swap contracts. Gain or loss is realized on the termination date of the swap and when periodic payments are received or made at the end of each measurement period. During the period the swap is open, the Consolidated Master Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement.

Options Contracts

The Consolidated Master Fund enters into purchased call or put options (“Options”) from time to time. Options may be used to obtain economic exposure equivalent to a long or short position, respectively, or to hedge existing or anticipated portfolio positions. The Consolidated Master Fund may buy or write Options through the OTC market and listed exchanges.

The buyer has the right to purchase (in the case of a call option) or sell (in the case of a put option) a specified quantity of the underlying at a specified price prior to or on a specified expiration date. The writer of an option is exposed to the risk of loss if the price of the underlying declines (in the case of a put option) or increases (in the case of a call option).

Option contracts purchased (call or put) require the payment of premiums in exchange for the right to purchase or sell an underlying at a contracted strike price and maturity. The premium paid by the Consolidated Master Fund is recorded as an asset and is subsequently marked-to-market to reflect the current fair value of the option.

Option contracts sold (written calls or written puts) obligates the Consolidated Master Fund to buy or sell, within a limited time, an underlying at a contracted strike price and maturity. The writer of an option receives a premium which is recorded as a liability and is subsequently marked-to-market to reflect the current fair value of the option.

Blackstone Real Estate Income Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

For the Year Ended December 31, 2018

At December 31, 2018, the Consolidated Master Fund had the following derivative financial instruments, presented on a gross basis and categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities	Fair Value	Consolidated Statement of Assets & Liabilities	Fair Value
Credit	Swap contracts, premiums paid and unrealized appreciation	$4,503,774	Swap contracts, premiums received and unrealized depreciation	$(26,451,671)
Market	Swap contracts, unrealized appreciation	2,928	Swap contracts, unrealized depreciation	(10,340,609)
Interest Rate	Centrally cleared swaps, at fair value(a)	—	Centrally cleared swaps, at fair value(a)	(8,763,439)
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	1,151,598	Unrealized depreciation on forward foreign currency exchange contracts	(124,271)

Total		$5,658,300		$(45,679,990)

Amount not subject to MNA(b)		—		8,763,439

Total gross amounts subject to MNA		$5,658,300		$(36,916,551)

(a)

Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

(b)	See below for definition of “MNA” and disclosure of financial instruments assets and liabilities subject to offset enforceable master netting arrangements.

The following tables present information about the amount of net realized gain (loss) and net unrealized appreciation (depreciation) on derivative financial instruments for the year ended December 31, 2018:

	Consolidated Statement of Operations— Net Realized Gain (Loss)				Consolidated Statement of Operations— Net Change in Unrealized Appreciation (Depreciation)
	Swap contracts(a)	Purchased Option(b)	Option Written	Forward foreign currency exchange contracts	Swap contracts(a)	Forward Foreign currency exchange contracts
Credit	$(252,332)	$—	$—	$—	$(1,081,001)	$—
Market	10,181,133	(412,573)	(9)	—	(14,058,741)	—
Interest Rate	11,649,678	—	—	—	(10,583,075)	—
Foreign Exchange	—	—	—	(1,757,337)	—	3,654,157

Total	$21,578,479	$(412,573)	$(9)	$(1,757,337)	$(25,722,817)	$3,654,157

(a)

Includes unrealized appreciation (depreciation) on centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

(b)

Includes options purchased that are part of investments in securities as shown in the Consolidated Statement of Assets and Liabilities and net realized gain (loss) on investments in securities and net unrealized appreciation (depreciation) on investments in securities as shown in the Consolidated Statement of Operations.

Blackstone Real Estate Income Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

For the Year Ended December 31, 2018

The average notional amounts below represent the Consolidated Master Fund’s average volume for the period ended December 31, 2018:

Derivative Description	Average Notional or Face Amount(a)
Purchased Options(b)	$14,556
Options Written(b)	0.23
Swap contracts	812,094,490
Forward foreign currency exchange contracts	134,494,151

(a)	Averages are based on monthly activity levels during the year ended December 31, 2018.
(b)	Calculated based on number of contracts.

Netting Arrangements

The Consolidated Master Fund uses master netting arrangements, which allows certain derivative financial instruments and collateral with the same counterparty to be offset to minimize counterparty credit exposure. The table below presents information related to derivative financial instruments that are subject to an enforceable master netting arrangement or similar agreement (“MNA”) and are not offset, as shown in the Consolidated Statement of Assets and Liabilities as of December 31, 2018.

The Consolidated Master Fund enters into ISDA Master Agreements which contain MNA’s that provide for payment netting and, in the case of default or similar event with respect to the counterparty to the MNA, can provide for netting across transactions. Generally, upon counterparty default, the Consolidated Master Fund can terminate all transactions under the MNA and set-off amounts it owes across all transactions under a particular MNA and against collateral under such MNA. The Consolidated Master Fund may not use derivatives contracts and related collateral governed by an ISDA to offset reverse repurchase agreements and related collateral governed by an MRA.

The following table presents the Consolidated Master Fund’s derivative financial instrument’s asset and liabilities by counterparty net of related collateral received/pledged by the Consolidated Master Fund at December 31, 2018:

		Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
By Counterparty	Gross Amount of Assets Presented in Consolidated Statement of Assets and Liabilities	Derivative Financial Instruments Available to Offset	Cash Collateral Received(a)	Non-Cash Collateral	Net Amount(b)
Citibank, N.A.	$1,154,526	$(1,154,526)	$—	$—	$—
Citigroup Global Markets, Inc.	446,854	(446,854)	—	—	—
Credit Suisse International	777,129	(777,129)	—	—	—
Goldman Sachs International	1,335,378	(1,335,378)	—	—	—
J.P. Morgan Securities LLC	1,200,617	(1,200,617)	—	—	—
JPMorgan Chase Bank, N.A.	328,353	—	(328,353)	—	—
Morgan Stanley Capital Services LLC	415,443	(415,443)	—	—	—

	$5,658,300	$(5,329,947)	$(328,353)	$—	$—

Blackstone Real Estate Income Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

For the Year Ended December 31, 2018

		Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
By Counterparty	Gross Amount of Assets Presented in Consolidated Statement of Assets and Liabilities	Derivative Financial Instruments Available to Offset	Cash Collateral Pledged(a)	Non-Cash Collateral	Net Amount(b)
Citibank, N.A.	$10,464,880	$(1,154,526)	$(9,310,354)	$—	$—
Citigroup Global Markets, Inc.	4,248,275	(446,854)	(3,801,421)	—	—
Credit Suisse International	4,119,457	(777,129)	(3,342,328)	—	—
Goldman Sachs International	9,690,554	(1,335,378)	(8,355,176)	—	—
J.P. Morgan Securities LLC	4,332,228	(1,200,617)	(3,131,611)	—	—
Merrill Lynch Capital Services, Inc.	2,342,976	—	(2,342,976)	—	—
Morgan Stanley Capital Services LLC	1,718,181	(415,443)	(1,302,738)	—	—

	$36,916,551	$(5,329,947)	$(31,586,604)	$—	$—

(a)	Excess of collateral received/pledged from the individual counterparty is not shown for financial reporting purposes.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.

5. Fair Value Measurement

The following table summarizes the Consolidated Master Fund’s assets and liabilities measured at fair value at December 31, 2018:

Asset Description:	Level 1	Level 2	Level 3	Total
Investments in Securities:
Commercial Mortgage-Backed Securities	$—	$652,212,906	$20,026,771	$672,239,677
Interest Only Commercial Mortgage-Backed Securities	—	68,767,260	—	68,767,260
Residential Mortgage-Backed Securities	—	181,744,290	—	181,744,290
Collateralized Debt Obligations	—	3,712,869	—	3,712,869
Mezzanine Debt	—	105,199,922	—	105,199,922
Bank Loan	—	55,274,092	—	55,274,092
High Yield Bonds & Notes	—	82,188,955	—	82,188,955
Common Stock	4,049,130	—	—	4,049,130
Money Market Fund	37,028,504	—	—	37,028,504
Total Investments in Securities	$41,077,634	$1,149,100,294	$20,026,771	$1,210,204,699
Forward Foreign Currency Exchange Contracts(a)	—	1,151,598	—	1,151,598
Credit Default Swap Contracts	—	4,503,774	—	4,503,774
Total Return Swap Contracts(a)	—	2,928	—	2,928
Total Assets	$41,077,634	$1,154,758,594	$20,026,771	$1,215,862,999

Blackstone Real Estate Income Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

For the Year Ended December 31, 2018

Liability Description:	Level 1	Level 2	Level 3	Total
Securities Sold Short:
Foreign Government Obligations	$—	$25,958,882	$—	$25,958,882
U.S. Treasury Notes	—	81,767,031	—	81,767,031
Total Securities Sold Short	$—	$107,725,913	$—	$107,725,913
Unfunded Loan Commitment(a)		57,348		57,348
Reverse Repurchase Agreements	—	488,068,916	—	488,068,916
Forward Foreign Currency Exchange Contracts(a)	—	124,271	—	124,271
Credit Default Swap Contracts	—	26,451,671	—	26,451,671
Total Return Swap Contracts(a)	—	10,340,609	—	10,340,609
Interest Rate Swap Contracts	—	8,763,439	—	8,763,439
Total Liabilities	$—	$641,532,167	$—	$641,532,167

(a)	Represents unrealized appreciation (depreciation).

The following table reconciles the beginning and ending balances of investments measured at fair value using Level 3 inputs:

Asset Descirption:	Collateralized Debt Obligations	Commercial Mortgage- Backed Securities
Balance as of December 31, 2017	$377,282	$—
Transfers In	—	—
Transfers Out	—	—
Purchases	—	20,018,076
Sales	(1,140,638)	(69)
Amortization	—	—
Net realized gain (loss)	1,003,131	—
Net change in unrealized appreciation	(239,775)	8,764

Balance as of December 31, 2018	$—	$20,026,771

Net change in unrealized appreciation related to investments held as of December 31, 2018	$—	$8,764

Investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value in such Level 3 investments.

Blackstone Real Estate Income Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

For the Year Ended December 31, 2018

The following table summarizes the quantitative inputs and assumptions used for investments classified within Level 3 of the fair value hierarchy as of December 31, 2018.

Investments in Securities, at fair value	Fair Value at December 31, 2018	Valuation Technique	Unobservable Inputs	Range of inputs (Weighted Average)
Commercial Mortgage-Backed Securities	$20,026,771	Quote from Pricing Service Provider	Indicative Bid	N/A

6. Fund Terms

Repurchases

Repurchases will be made only at such times and on such terms as may be determined by the Consolidated Master Fund’s Board, in its sole discretion.

All shares of beneficial interest, if any, repurchased from shareholders of the Feeder Funds by the Feeder Funds, as applicable, will result in corresponding repurchases of common shares of beneficial interest of the Consolidated Master Fund. Refer to the most recent shareholder reports of the Feeder Funds for repurchase offer amounts for the period ended December 31, 2018.

7. Related Party Transactions

Management Fee

The Consolidated Master Fund pays the Investment Manager an aggregate fixed management fee (the “Management Fee”), payable quarterly in arrears on the last Business Day of each quarter. The Management Fee accrues monthly at an annual rate of 1.50% of the Consolidated Master Fund’s Managed Assets at the end of such month before giving effect to the Management Fee payment being calculated or any purchases or repurchases of Consolidated Master Fund shares or any distributions by the Consolidated Master Fund. The Management Fee will reduce the net asset value of the Consolidated Master Fund (and indirectly, of the Feeder Funds) as of the end of the accounting period in which it is payable and after the calculation of the Management Fee. Effective October 1, 2014 through December 31, 2019, the Investment Manager agreed to temporarily reduce its Management Fee to an annualized rate of 0.75% of the Consolidated Master Fund’s Managed Assets (“Management Fee Waiver”). The Investment Manager may, in its sole discretion and at any time (including prior to December 31, 2019), elect to extend, terminate or modify its voluntary waiver. The Management Fee, after the Management Fee Waiver, was $9,887,314 for the period ended December 31, 2018.

Incentive Fee

The Consolidated Master Fund accrues a performance-based incentive fee (the “Incentive Fee”) on a monthly basis throughout the fiscal year of the Consolidated Master Fund. The Incentive Fee is paid to the Investment Manager promptly after the end of each fiscal year of the Consolidated Master Fund pursuant to the Consolidated Master Fund’s investment management agreement. The Incentive Fee is determined as of the end of the fiscal year in an amount equal to 15% of the amount by which the Consolidated Master Fund’s Net Capital Appreciation (as defined below) for each Fiscal Period ending within or coterminous with the close of such fiscal year exceeds the balance of the loss carryforward account and any allocated Management Fee expense for such Fiscal Period, without duplication for any Incentive Fees paid during such fiscal year. The Consolidated Master Fund also pays the Investment Manager the Incentive Fee in the event a Fiscal Period is triggered in connection with a repurchase offer by the Consolidated Master Fund. For purposes of calculating

Blackstone Real Estate Income Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

For the Year Ended December 31, 2018

the Incentive Fee, “Net Capital Appreciation” means, with respect to any Fiscal Period, the difference, if any, between (x) the sum of (i) the value of the Consolidated Master Fund’s net asset value at the end of that Fiscal Period (prior to the Incentive Fee for such Fiscal Period) increased by the dollar amount of the Consolidated Master Fund’s interests repurchased during the Fiscal Period (excluding repurchases as of the last day of the Fiscal Period after determination of the Incentive Fee), (ii) the amount of any dividends, distributions or withdrawals paid to shareholders during the Fiscal Period and not reinvested in the Consolidated Master Fund (excluding any dividends, distributions or withdrawals to be paid as of the last day of the Fiscal Period), and (iii) the Management Fee expense for that Fiscal Period, and (y) the sum of (i) the value of the Consolidated Master Fund’s net asset value at the beginning of that Fiscal Period (prior to the Management Fee for such Fiscal Period), increased by the dollar amount of the Consolidated Master Fund’s interests issued during the Fiscal Period (excluding any shares issued in connection with the reinvestment of dividends and other distributions paid by the Consolidated Master Fund) and (ii) the amount of any subscriptions to the Consolidated Master Fund during that Fiscal Period. All calculations of Net Capital Appreciation will be made (without duplication) after deduction of all general, administrative and other operating expenses of the Consolidated Master Fund (excluding the Incentive Fee) and any amounts necessary, in the Investment Manager’s sole discretion, as appropriate reserves for such expenses. The Consolidated Master Fund’s Incentive Fee was $6,522,860 for the period ended December 31, 2018.

Expense Payments

Blackstone Holdings Finance Co. L.L.C. (“FINCO”), an affiliate of the Investment Manager, pays expenses on behalf of the Consolidated Master Fund from time to time. The Consolidated Master Fund reimburses FINCO for such expenses paid on behalf of the Consolidated Master Fund. FINCO does not charge any fees for providing such services. The amount of $48,608 as of period-end is recorded as payable to affiliate in the Consolidated Statement of Assets and Liabilities.

MBS Investments

As of December 31, 2018, the Consolidated Master Fund’s investments included three mortgage-backed securities (“MBS”) with a total cost basis of $155,510,625 collateralized by properties owned by investment vehicles that are advised by an affiliate of the Investment Manager (an “affiliated investment vehicle”). Such MBS were purchased in fully or over-subscribed offerings on market terms negotiated by the majority third-party investors. Each investment in such MBS by the Consolidated Master Fund and the affiliated investment vehicles represented a minority participation in any individual tranche. The Consolidated Master Fund and the affiliated investment vehicles will forgo all non-economic rights (including voting rights) in such MBS as long as the other affiliated investment vehicles own above a certain threshold of interest in the properties collateralizing or loans underlying, or have an interest in a different part of the capital structure related to, such MBS. For the period ended December 31, 2018, the Consolidated Master Fund recorded interest income of $3,950,186 and an unrealized loss of $5,873,600 related to its investments in such MBS. Such amounts were reported as a component of the net increase in net assets resulting from operations on the Consolidated Statements of Operations.

8. Financial Instruments and Off-Balance Sheet Risk

Market Risk: In the normal course of business, the Consolidated Master Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Consolidated Master Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Consolidated Master Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

Blackstone Real Estate Income Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

For the Year Ended December 31, 2018

Derivative Risk: The Consolidated Master Fund enters into derivatives transactions which may include, without limitation, options contracts, futures contracts, options on futures contracts, forward contracts, interest rate swaps, total return swaps, credit default swaps and other swap agreements for investment, hedging or leverage purposes. The Consolidated Master Fund’s use of derivative instruments may be speculative and involves investment risks and transaction costs to which the Consolidated Master Fund would not be subject absent the use of these instruments, and the use of derivatives generally involves leverage in the sense that the investment exposure created by the derivatives may be significantly greater than the Consolidated Master Fund’s initial investment in the derivatives. Thus, the use of derivatives may result in losses in excess of principal or greater than if they had not been used. The ability to successfully use derivative instruments depends on the ability of the Investment Manager. The skills needed to employ derivatives strategies are different from those needed to select portfolio security and, in connection with such strategies, the Investment Manager must make predictions with respect to market conditions, liquidity, currency movements, market values, interest rates and other applicable factors, which may be inaccurate.

Credit and Counterparty Risk: The Consolidated Master Fund will be subject to credit risk with respect to the counterparties to its derivatives contracts (whether a clearing corporation in the case of exchange-traded instruments or another third party in the case of OTC instruments) purchased by the Consolidated Master Fund. The Investment Manager will evaluate and monitor the creditworthiness of counterparties in order to ensure that such counterparties can perform their obligations under the relevant agreements. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Consolidated Master Fund may experience significant delays in obtaining any recovery under the derivative contract in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy or other analogous proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If the Consolidated Master Fund is owed this fair market value in the termination of the derivative contract and its claim is unsecured, the Consolidated Master Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security. The Consolidated Master Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Currently, certain categories of interest rate and credit default swaps are subject to mandatory clearing, and more are expected to be cleared in the future. The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivative transactions because generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that a clearing house, or its members, will satisfy the clearing house’s obligations to the Consolidated Master Fund. Counterparty risk with respect to certain exchange-traded and over-the counter derivatives may be further complicated by recently enacted U.S. financial reform legislation. Cash collateral that has been pledged to cover obligations of the Consolidated Master Fund under derivative financial instrument contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Liquidity Risk: Some securities held by the Consolidated Master Fund may be difficult to sell, or illiquid, during times of market turmoil or otherwise. Illiquid securities may also be difficult to value. If the Consolidated Master Fund is forced to sell an illiquid asset to meet repurchase requests or other cash needs, the Consolidated Master Fund may be forced to sell at a loss or at a price lower than it could have otherwise received.

Non-Diversification Risk: The Consolidated Master Fund is classified as a “non-diversified” investment company which means that the percentage of its assets that may be invested in the securities of a single issuer

Blackstone Real Estate Income Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

For the Year Ended December 31, 2018

is not limited by the 1940 Act. As a result, the Consolidated Master Fund’s investment portfolio may be subject to greater risk and volatility than if investments had been made in the securities of a broad range of issuers.

Additional risks associated with each type of investment are described within the respective security type notes. The Consolidated Master Fund’s prospectus includes a discussion of the principal risks of investing in the Consolidated Master Fund and indirectly in the Consolidated Master Fund.

9. Investment Transactions

The aggregate cost of purchases and proceeds of sales of investments in securities (excluding U.S. Treasury obligations and U.S. government sponsored agency securities) (including maturities), other than short-term investments and securities sold short (if applicable), for the period ended December 31, 2018 was as follows:

Purchases	$973,168,953
Sales	$933,911,817

10. Federal Tax Information

As of December 31, 2018, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments, securities sold short, and derivatives were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$1,094,097,328	$26,796,111	$(58,493,691)	$(31,697,580)

11. Administration Agreements

The Consolidated Master Fund and Feeder Funds have entered into administration, custody and transfer agency agreements (the “Administration Agreements”) with State Street Bank and Trust Company (“State Street”). State Street and/or its affiliates are responsible for providing administration, custody and transfer agency services for the Consolidated Master Fund and Feeder Funds, including, but not limited to: (i) maintaining corporate and financial books and records of the Consolidated Master Fund and Feeder Funds, (ii) providing administration services and (iii) performing other accounting and clerical services necessary in connection with the administration of the Consolidated Master Fund and Feeder Funds. The services performed by State Street may be completed by one or more of its affiliated companies.

12. Subsequent Events

The Investment Manager has evaluated the impact of subsequent events through the date of financial statement issuance, and determined there were no subsequent events outside the normal course of business requiring adjustment to or disclosure in the consolidated financial statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Supplemental Information

December 31, 2018 (Unaudited)

Form N-Q Filings

The Consolidated Master Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Beginning April 30, 2019, the Consolidated Master Fund will be required to use new Form N-PORT on a monthly basis to disclose portfolio holdings, with every third month made available to the public by the SEC 60 days after the end of the Consolidated Master Fund’s fiscal quarter, and Form N-Q filings will no longer be required. The Consolidated Master Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at http://www.sec.gov within 60 days after the Consolidated Master Fund’s first and third fiscal quarters. The Consolidated Master Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information regarding operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Holdings and allocations shown on any Form N-Q are as of the date indicated in the filing and may not be representative of future investments. Holdings and allocations should not be considered research or investment advice and should not be relied upon in making investment decisions.

Proxy Voting Policies

The Consolidated Master Fund and the Feeder Funds have delegated proxy voting responsibilities to the Investment Manager, subject to the Board’s general oversight. A description of the policies and procedures used to vote proxies related to the Consolidated Master Fund’s and the Feeder Funds’ portfolio securities, and information regarding how the Consolidated Master Fund and Feeder Funds voted proxies relating to their portfolio securities during the most recent 6-month period ended June 30 is available (1) without charge, upon request, by calling toll free, 1-800-248-1621 and (2) on the SEC’s website at http://www.sec.gov.

Additional Information

Each Feeder Fund’s registration statement includes additional information about the Trustees of the Consolidated Master Fund. The registration statement is available, without charge, upon request by calling 1-855-890-7725.

Board Approval of the Continuance of the Investment Management Agreements

At a joint meeting of the Boards of Trustees (collectively, the “Board” and each member thereof, a “Trustee”) of the Master Fund, Feeder Fund I and Blackstone Real Estate Income Fund II (“Feeder Fund II”; together with Feeder Fund I, the “Feeder Funds”; and collectively with Feeder Fund I and the Master Fund, the “Funds”) held in person on December 12, 2018 (the “Contract Renewal Meeting”), the Board, including the members who are not considered to be “interested persons” under the 1940 Act (the “Independent Trustees”), considered and unanimously approved the continuation of the Investment Management Agreements (the “Feeder Agreements”) between each Feeder Fund and the Investment Manager and the continuation of the Investment Management Agreement (the “Master Agreement” and, with the Feeder Agreements, the “Agreements”) between the Master Fund and the Investment Manager.

The Board received and considered information (the “Contract Renewal Information”) regarding the nature, extent, and quality of services provided to the Funds by the Investment Manager under the respective Agreements, certain portions of which are discussed below. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the services provided by the Investment Manager to the Funds. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Board with respect to the services provided to the Funds by the Investment Manager. The membership of the Boards of Trustees of the Funds is identical.

In advance of the Contract Renewal Meeting, the Board received a memorandum prepared by counsel to the Funds discussing its responsibilities in connection with the proposed continuation of the Agreements and the Independent Trustees separately received a memorandum as to their responsibilities in this regard from their independent counsel. Prior to the Contract Renewal Meeting, the Independent Trustees met in executive session with their independent counsel at which no representatives of the Investment Manager or Fund management were present and reviewed the Contract Renewal Information received to that time and discussed the proposed continuation of each Agreement in light of their responsibilities. At the Contract Renewal Meeting, there was an additional discussion with the Investment Manager regarding the Contract Renewal Information, the terms of the Agreements, the operations of the Funds, and other relevant considerations. In evaluating the Agreements, the Board took into account the “master-feeder” structure and the fact that the Investment Manager serves as investment adviser to each Fund but receives a management fee only from the Master Fund but that each Feeder Fund, as a shareholder of the Master Fund, indirectly pays a portion of the management fee paid by the Master Fund to the Investment Manager. On the basis of all of these discussions, the Board, including all of the Independent Trustees, determined that renewal of each Agreement for a term of one year would be consistent with the interests of each Fund’s shareholders on the basis of the following factors, among others:

Nature, Extent, and Quality of the Services

The Trustees reviewed the investment objectives and policies of the Funds with the Investment Manager and the qualifications, backgrounds and responsibilities of the senior personnel of the Funds, including the Investment Manager’s portfolio management team, that were primarily responsible for the day-to-day management of the Funds. The Board noted that the Feeder Funds pursue their investment objectives through the investment of substantially all of their investable assets in the Master Fund as part of a “master-feeder” structure. The Trustees also discussed the Investment Manager’s operations and financial condition, including the Investment Manager’s: (1) ability to retain key personnel; (2) focus on analysis of real estate securities and real estate investments; (3) investment approach and commitment to investment principles; (4) investment in and commitment to personnel, including additional hiring and extensive training, and infrastructure, including research, risk management, and portfolio management analytics; (5) compliance efforts; (6) oversight of and distribution of the Funds’ shares; and (7) coordination and oversight of, and interaction with, service providers. The Board also noted that the Investment Manager provides the Funds with regulatory, compliance and certain administrative services, office facilities and officers (including the chief executive, chief financial, chief legal and chief compliance officers).

In reaching its determinations regarding continuation of each Fund’s Agreement, the Board took into account that each Feeder Fund’s shareholders, in pursuing their investment goals and objectives, likely considered the reputation and the investment style, philosophy and strategy of the Investment Manager, as well as the resources available to the Investment Manager, in purchasing their shares.

Fund Performance

The Board, including the Independent Trustees, received and considered information (the “Broadridge Performance Information”) prepared by Broadridge Financial Solutions (“Broadridge”), an independent provider of investment research, about performance of the Funds (net of fees and expenses) for the 1-year, 3-year and inception to date periods ended September 30, 2018 as compared to (a) a group of eight peer funds for the 1-year period ended such date; five peer funds for the 3-year period ended such date; and four peer funds for the period from the Fund’s inception to such date selected by Broadridge in consultation with the Investment Manager from the open-end, listed closed-end, unlisted closed-end and hedge fund universes (the “Broadridge-prepared peer group”), and (b) a custom index (the “custom benchmark”) provided by the Investment Manager. In addition, the Board considered information about performance risk measurements of the Funds and the Broadridge-prepared peer group, such as (1) annualized return, (2) standard deviation and (3) Sharpe ratio. The Board noted that the net performance return of Feeder Fund I ranked second among the Broadridge Peer Group funds in each of the 1-year, 3-year and since inception periods ended September 30, 2018. The Board noted that the 1- and 3-year and inception to date net performance return of Feeder Fund II also ranked second among the Broadridge Peer Group funds in each of the 1-year, 3-year and since inception periods ended September 30, 2018. In these rankings, first represents funds with the best performance. The Board considered the Investment Manager’s prior advice and continuing belief that the investment strategy for the Master Fund and, indirectly, the Feeder Funds through their investments in the Master Fund is relatively unique compared to the rest of the small Broadridge-prepared peer group, making meaningful performance comparisons difficult. The Investment Manager also noted that the Master Fund, unlike some funds in the Broadridge-prepared peer group, hedges its interest rate exposure. The Broadridge Performance Information itself noted differences between the investment strategies of the Funds and other funds in the Broadridge-prepared peer group. In addition to the Funds’ performance relative to the Broadridge-prepared peer group, the Board considered each Fund’s performance in absolute terms and relative to the custom benchmark. The Contract Renewal Information reported that the Feeder Funds each outperformed the custom benchmark for the 1- and 3-year and inception to date periods.

Based on the reviews and discussions of the Funds’ performance and considering other relevant factors, including those noted above, the Board concluded that, under the circumstances, continuation of each Fund’s Agreement for an additional period of one year would be consistent with the interests of the Fund and its shareholders.

Fees and Expenses

The Board noted the Investment Manager’s prior advice and continuing belief that the nature of the master-feeder structure requires the Board to examine the combined services to each Feeder Fund and the Master Fund in order to evaluate the management fee. The Board noted that for its services under the Master Fund Agreement, the Investment Manager receives a management fee and an incentive fee (as described below). So long as substantially all of its investable assets are invested in the Master Fund, each Feeder Fund does not directly pay a management fee to the Investment Manager but indirectly pays its proportionate share of the Master Fund management fee and any incentive fee as a Master Fund shareholder. The Board also noted that each Feeder Fund not only incurs and pays its own direct operating expenses but also indirectly pays its share of the operating expenses of the Master Fund.

The Board, including the Independent Trustees, compared the fees and expense ratios of the Funds (before and after any fee waivers and expense reimbursements) for the year ended September 30, 2018 against fees and expense ratios of the Broadridge-prepared peer group. Specifically, the Board considered data based on information (the “Broadridge Expense Information”) provided by Broadridge indicating that (1) the net and gross expense ratios of each Fund were ranked in the fourth quartile of the Broadridge-prepared peer group and were worse (higher) than the median net and gross expense ratios, respectively; and (2) the gross management fee rate (before waivers) of each Fund also was ranked in the fourth quartile of the Broadridge-prepared peer group and was worse (higher) than the median net management fee rate. In these rankings, expense components that are ranked in the first quartile are lowest, and therefore best, and the expense components ranked in the fourth quartile are highest, and therefore worst. The Broadridge Expense Information noted, among other things, that a primary driver of the Fund’s high relative expenses is the Investment Manager’s incentive fee, which only one other fund in the Broadridge-prepared peer group has. The incentive fee is a variable cost that is incurred by a Fund only when it meets specific performance targets. The Board noted that the small number and disparate types of funds in the Broadridge-prepared peer group, including open-end and both leveraged and unleveraged closed-end funds, and the Funds’ master-feeder structure made meaningful expense comparisons difficult. The Board noted that the Investment Manager had agreed to limit certain Specified Expenses of the Feeder Funds to an Expense Cap of no more than 0.35% per annum of the Funds’ net assets pursuant to an Expense Limitation and Reimbursement Agreement, and had voluntarily implemented a Management Fee Waiver to reduce its management fee to an annualized rate of 0.75% of the Feeder Funds’ or the Master Fund’s managed assets, as the case may be, from October 1, 2014 to December 31, 2018. At the Contract Renewal Meeting, the Board was advised by the Investment Manager that the Expense Limitation and Reimbursement Agreement and Management Fee Waiver would be extended to December 31, 2019. Under the Expense Limitation and Reimbursement Agreement, the Investment Manager may be reimbursed for any amount borne thereunder within three years after the year in which the Investment Manager incurred the expense, if and when requested by the Investment Manager, but only to the extent the expenses of the Feeder Funds (including the Funds’ pro rata share of the Master Fund’s specified expenses) are less than the lower of the Expense Cap or any expense limitation agreement then in effect with respect to the Specified Expenses. Any such reimbursement may not raise the level of Specified Expenses of the Feeder Funds (including the Feeder Funds’ pro rata share of the Master Fund’s specified expenses) in the month of repayment to exceed the Expense Cap. Any such recapture or reimbursement is hereinafter referred to as an “Expense Recovery.”

Taking all of the above into consideration and such other factors as it deemed relevant, the Board determined that the management fees of the Funds were reasonable in light of the nature, extent, and overall quality of the investment management and other services provided to the Funds under the Agreements.

The Board also considered information regarding fees charged by the Investment Manager’s affiliates to other clients investing primarily in asset classes similar to that of the Funds, and noted that such fees were comparable to those of the Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients, noting in particular that such clients are not subject to heightened regulatory requirements that apply to the Funds.

Profitability

As part of the Contract Renewal Information, the Board received information from the Investment Manager as to the profitability of its relationship with the Funds for the full years 2016 and 2017 and from January 1, 2018 to September 30, 2018. In analyzing the profitability of the Investment Manager, the Trustees considered the resources that the Investment Manager had devoted to, and has available to support, its activities in respect of the Funds. The Trustees reviewed profitability data provided by the Investment Manager showing revenues (including management fees net of waiver and incentive fees) and overhead expenses (including explanations of expense allocations) of each Feeder Fund (showing its proportional share of management fees and incentive fees paid by the Master Fund) separately and on a combined basis. The profitability information provided by the Investment Manager to the Board as part of the Contract Renewal Information indicated the Investment Manager’s profitability from its relationships with the Funds, and each Fund, was at a level not regarded by the Board as excessive in light of judicial guidance and the nature, extent, and overall quality of its services to the Funds. The Board of each Feeder Fund noted that the Expense Limitation and Reimbursement Agreement and Management Fee Waiver each is scheduled to expire on December 31, 2019 and that expiration of either or both would impact the Investment Manager’s subsequent profitability level and also that the Investment Manager’s reported profitability from the Feeder Fund could be increased in the event of a subsequent Expense Recovery.

Economies of Scale

The Trustees discussed various financial and economic considerations relating to the arrangements with the Investment Manager, including economies of scale. While noting that the management fees for each Fund would not decrease as the level of Fund assets increased, the Trustees concluded that the management fees continue to reflect the Funds’ complex operations and the nature, extent, and quality of the investment management and other services provided by the Investment Manager. The Board noted that the Feeder Funds do not pay any management fee directly to the Investment Manager, but indirectly pay their proportionate share of the management fee (and any incentive fee) paid to the Investment Manager by the Master Fund. The Board noted that it will have the opportunity to periodically reexamine whether any Fund has achieved economies of scale, as well as the appropriateness of management fees payable to the Investment Manager, in the future.

Other Benefits

The Trustees discussed other benefits that the Investment Manager may receive from the Funds. The Trustees noted the Investment Manager’s advice that indicated it does not receive significant ancillary benefits as a result of its relationship with the Funds and that the Investment Manager does not realize or utilize “soft dollar” benefits from its relationship with the Funds. The Board concluded that other benefits derived by the Investment Manager from its relationship with the Funds, to the extent such benefits were identifiable or determinable, were reasonable in light of the nature, quality and scope of investment management and other services provided to the Funds by the Investment Manager and the costs of providing such services.

Conclusion

The Board, including all of the Independent Trustees, in light of the foregoing and other factors that the Board deemed relevant, determined that continuation of each Fund’s Agreement would be in the interests of the Fund and its shareholders and unanimously voted to continue the Agreements for a period of one additional year. No single factor was identified by the Board as the principal factor in determining whether to approve continuation of each of the Agreements and each Board member may have attributed different weights to various factors. The Independent Trustees were represented by separate legal counsel throughout the process.

Blackstone

Blackstone Registered Funds

Privacy Notice

Rev January, 2019

FACTS	WHAT DO BLACKSTONE REGISTERED FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎   Assets and investment experience

∎   Risk tolerance and transaction history

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Blackstone Registered Funds (as defined below) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do Blackstone Registered Funds share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you	No	We don’t share

For nonaffiliates to market to you	No	We don’t share

Questions?	Email us at GLB.privacy@blackstone.com

Who we are
Who is providing this notice?	Blackstone Registered Funds include Blackstone Alternative Alpha Fund, Blackstone Alternative Alpha Fund II, Blackstone Real Estate Income Fund, Blackstone Real Estate Income Fund II, Blackstone Alternative Investment Funds, on behalf of its series Blackstone Alternative Multi-Strategy Fund, Blackstone Diversified Multi-Strategy Fund, a sub-fund of Blackstone Alternative Investment Funds plc, and the GSO Funds, consisting of Blackstone / GSO Senior Floating Rate Term Fund, Blackstone / GSO Long-Short Credit Income Fund, Blackstone / GSO Strategic Credit Fund and Blackstone / GSO Floating Rate Enhanced Income Fund and Blackstone / GSO Secured Lending Fund
What we do
How do Blackstone Registered Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do Blackstone Registered Funds collect my personal information?

We collect your personal information, for example, when you:

∎   open an account or give us your income information

∎   provide employment information or give us your contact information

∎   tell us about your investment or retirement portfolio

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

∎   sharing for affiliates’ everyday business purposes— information about your creditworthiness

∎   affiliates from using your information to market to you

∎   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account—unless you tell us otherwise.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Blackstone name and financial companies such as GSO Capital Partners LP and Strategic Partners Fund Solutions.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Blackstone Registered Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Our joint marketing partners include financial services companies.
Other important information

California Residents—In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will also limit the sharing of information about you with our affiliates to the extent required by applicable California law.

Vermont Residents—In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among Blackstone Registered Funds’ affiliates except with the authorization or consent of the Vermont resident.

GDPR PRIVACY STATEMENT

Blackstone Real Estate Income Fund

Blackstone Real Estate Income Fund II

Blackstone Real Estate Income Master Fund

Data Privacy Notice for Investors

1. Whyare you seeing this notice?

∎   This Data Privacy Notice applies to you to the extent that applicable legislation or binding regulation relating to the protection of personal data in force in the European Union (“EU”), European Economic Area (“EEA”) or UK (including Regulation (EU) 2016/679 (the “GDPR”)) applies to our processing of your personal data or to the extent you are a located within the EU or EEA for the purposes of the GDPR. If this Data Privacy Notice applies to you, you have certain rights with respect to your personal data under applicable EU data protection legislation, as outlined below.

∎   You may need to provide Personal Data to us as part of your investment into Blackstone Real Estate Income Fund (the “Fund”).

∎   We want you to understand how and why we use, store and otherwise process your Personal Data when you deal with us or our relevant affiliates.

∎   “Personal Data” has the meaning given in the EU data protection legislation and includes any information relating to an identifiable individual (such as name, address, date of birth or economic information).

Please read the information below carefully. It explains how and why Personal Data is processed by us.
2. Who is providing this notice?

The Fund is committed to protecting and respecting your privacy.

The Fund-related entities on whose behalf this privacy statement is made are: (i) the Fund, (ii) Blackstone Real Estate Income Advisors, L.L.C., (iii) Blackstone Advisory Partners L.P., and (iv) their respective affiliates, and in each case such persons’ legal and other advisors and agents (together, the “Fund Parties”).

Where we use the terms “we”, “us” and “our” in this Data Privacy Notice, we are referring to the Fund and the Fund Parties.

When you provide us with your Personal Data, the Fund acts as a “data controller”. In simple terms, this means that:

∎   we “control” the Personal Data that you provide—including making sure that it is kept secure

∎   we make certain decisions on how to use and protect your Personal Data—but only to the extent that we have informed you about the use or are otherwise permitted by law

3. WhatPersonal Data do we collect about you?

The types of Personal Data we collect and share depends on the product or service you have with us and the nature of your investment. This information can include or be related to:

∎   name, date of birth, country(ies) of citizenship, mailing and permanent address, email address, and telephone number

∎   photo identification, including passports, driving license, and other government-issued IDs

∎   bank and brokerage account information, including routing and account numbers

∎   national insurance number and tax identification number

∎   source of wealth, employment information, education history, number of dependents and income

∎   assets and liabilities

∎   investment strategy, experience, and activity

∎   risk tolerance and transaction history

∎   internet protocol address

∎   cookie identification

∎   information about your third-party representatives

The Personal Data collected about you will help us provide you with a better service and facilitate our business relationship.

∎   We may combine Personal Data that you provide to us with Personal Data that we collect from, or about you, in some circumstances.

∎   This will include Personal Data collected in an online or offline context.

4. Wheredo we obtain your Personal Data?	We collect, and have collected, Personal Data about you from a number of sources, including from you directly:

WHAT	HOW
1. Personal Data that you give us

∎   from the forms and any associated documentation that you complete when subscribing for shares and/or opening an account with us. This will include information about your name, address, date of birth, passport details or other national identifier, driving licence, your national insurance or social security number and income, employment information and details about your investment or retirement portfolio(s)

∎   when you provide it to us in correspondence and conversations

∎   when you make transactions with respect to the Fund

∎   when you purchase shares from us and/or tell us where to send money

2. Personal Data we obtain from others

∎   publicly available and accessible directories and sources

∎   bankruptcy registers

∎   tax authorities, including those that are based outside the United Kingdom and the EEA if you are subject to tax in another jurisdiction

∎   governmental and competent regulatory authorities to whom we have regulatory obligations

∎   credit agencies

∎   fraud prevention and detection agencies and organisations

5. Whydo we process your Personal Data?	We process your Personal Data for the following reasons:

WHY	HOW
1 Contract

It is necessary to perform our contract with you to:

∎   administer, manage and set up your investor account(s) to allow you to purchase your shares

∎   meet the resulting contractual obligations we have to you

∎   facilitate the continuation or termination of the contractual relationship between you and the Fund

∎   facilitate the transfer of funds, and administering and facilitating any other transaction, between you and the Fund

2 Compliance with law

It is necessary for compliance with an applicable legal or regulatory obligation to which we are subject to:

∎   undertake our client and investor due diligence, and on-boarding checks

∎   carry out verification, know your client (KYC), terrorist financing and anti-money laundering checks

∎   verify the identity and addresses of our investors (and, if applicable their beneficial owners)

∎   comply with requests from regulatory, governmental, tax and law enforcement authorities

∎   surveillance and investigation

∎   carry out audit checks

∎   maintain statutory registers

∎   prevent and detect fraud

∎   comply with sanctions laws

3 Our legitimate interests

For our legitimate interests or those of a third party to:

∎   manage and administer your shares and any related accounts on an ongoing basis

∎   assess and process any applications or requests made by you

∎   open, maintain or close accounts in connection with your investment in, or withdrawal from, the Fund

∎   send updates, information and notices or otherwise correspond with you in connection with your investment in the Fund

∎   address or investigate any complaints, claims, proceedings or disputes

∎   provide you with, and inform you about, our investment products and services

∎   monitor and improve our relationships with investors

∎   comply with applicable regulatory obligations

∎   manage our risk and operations

∎   comply with our accounting and tax reporting requirements

∎   comply with our audit requirements

∎   assist with internal compliance with our policies and process

∎   ensure appropriate group management and governance

∎   keep our internal records

WHY	HOW

∎   prepare reports on incidents / accidents

∎   protect our business against fraud, breach of confidence, theft of proprietary materials, and other financial or business crimes (to the extent that this is not required of us by law)

∎   analyse and manage commercial risks

∎   seek professional advice, including legal advice

∎   enable any actual or proposed, assignee or transferee, participant or sub-participant of the Fund’s or Fund vehicles’ rights or obligations to evaluate proposed transactions

∎   facilitate business asset transactions involving the Fund or Fund-related vehicles

∎   monitor communications to/from us using our systems

∎   protect the security and integrity of our IT systems

We only rely on these interests where we have considered that, on balance, our legitimate interests are not overridden by your interests, fundamental rights or freedoms.

Monitoring as described at (3) above	We monitor communications where the law requires us to do so. We will also monitor where we are required to do so to comply with our regulatory rules and practices and, where we are permitted to do so, to protect our business and the security of our systems.
6. Who we share your Personal Data with	Your Personal Data will be shared with:

WHO	WHY
Fund associates	We share your Personal Data with our associates, related parties and members of our group. This is to: ∎ manage our relationship with you ∎ the purposes set out in this Data Privacy Notice
Fund Managers, Depositories, Administrators, Custodians, Investment Advisors

∎   delivering the services you require

∎   managing your investment

∎   supporting and administering investment-related activities

∎   complying with applicable investment laws and regulations

Fund specific details of these third parties can be found in the relevant offering documents you have been provided with

Tax Authorities

∎   to comply with applicable laws and regulations

∎   where required by EEA tax authorities (who, in turn, may share your Personal Data with foreign tax authorities)

∎   where required by foreign tax authorities, including outside of the EEA

WHO	WHY
Service Providers	∎ delivering and facilitating the services needed to support our business relationship with you ∎ supporting and administering investment-related activities
Our lawyers, auditors and other professional advisors	∎ providing you with investment-related services ∎ to comply with applicable legal and regulatory requirements

In exceptional circumstances, we will share your Personal Data with:	∎ competent regulatory, prosecuting and other governmental agencies or litigation counterparties, in any country or territory ∎ organisations and agencies—where we are required to do so by law
7. Do you have to provide us with this Personal Data?

Unless otherwise indicated, you should assume that we require the Personal Data for business and/or compliance purposes.

Where we collect Personal Data from you that is purely voluntary and there are no implications for you if you do not wish to provide us with it, we will indicate as such.

Some of the Personal Data we request is necessary for us to perform our contract with you and if you do not wish to provide us with this Personal Data, it will affect our ability to provide our services to you and manage your investment.

8. Sending your Personal Data internationally

We will transfer your Personal Data to our group members, stockholders of the Fund and related parties, and to third party service providers outside of the EEA, which do not have similarly strict data protection and privacy laws.

Where we transfer Personal Data to other members of our group, or our service providers, we have put in place data transfer agreements and safeguards using European Commission approved terms.

Please contact us if you would like to know more about these agreements or receive a copy of them. Please see below for our contact details.

9. Consent—and your right to withdraw it

We do not generally rely on obtaining your consent to process your Personal Data.

If we do, you have the right to withdraw this consent at any time.

Please contact us or send us an email at GDPRqueries@blackstone.com at any time if you wish to do so.

10. Retention and deletion of your Personal Data

We keep your Personal Data for as long as it is required by us for our legitimate business purposes, to perform our contractual obligations, or where longer, such longer period as is required by law or regulatory obligations which apply to us.

∎   We will generally retain Personal Data about you throughout the life cycle of any investment you are involved in

∎   Some Personal Data will be retained after your relationship with us ends

As a general principle, we do not retain your Personal Data for longer than we need it.

We will usually delete your Personal Data (at the latest) after you cease to be a stockholder of the Fund and there is no longer any legal or regulatory requirement or other legitimate business purpose for retaining your Personal Data.

11. Your rights

You have certain data protection rights, including:

∎   the right to access your Personal Data

∎   the right to restrict the use of your Personal Data

∎   the right to have incomplete or inaccurate Personal Data corrected

∎   the right to ask us to stop processing your Personal Data

∎   the right to require us to delete your Personal Data in some limited circumstances

From 25 May 2018, you also have the right in some circumstances to request for us to “port” your Personal Data in a portable, re-usable format to other organisations (where this is possible).

12. Concerns or queries

We take your concerns very seriously. We encourage you to bring it to our attention if you have any concerns about our processing your Personal Data.

This Data Privacy Notice was drafted with simplicity and clarity in mind. We are, of course, happy to provide any further information or explanation needed. Our contact details are below.

If you want to make a complaint, you can also contact the body regulating data protection in your country, where you live or work, or the location where the data protection issue arose. A list of the EU data protection authorities is available by clicking this link: http://ec.europa.eu/newsroom/article29/item-detail.cfm?item_id=612080.

13. Contact us	Please contact us if you have any questions about this Data Privacy Notice or the Personal Data we hold about you. Contact us by email at GDPRqueries@blackstone.com.

Contact us in writing using the address below:

Address	Blackstone Real Estate Income Fund 345 Park Avenue New York, NY 10154

14. Changes to this Data Privacy Notice	We keep this Data Privacy Notice under regular review. This Data Privacy Notice was last updated on 13 June 2018.

Blackstone Real Estate Income Master Fund and Subsidiary

Trustees and Officers

December 31, 2018

Board of Trustees

The overall management of the business and affairs of the Master Fund, including oversight of the Investment Manager, is vested in the Board. Each member of the Board shall hold office until the next meeting of shareholders called for the purpose of considering the election of Trustees.

The Trustees of the Master Fund, their ages, their positions with the Master Fund, their term of office and length of time served, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies or portfolios in the Fund Complex (defined below) that each Trustee oversees, and the other board memberships held by each Trustee is set forth below.

INTERESTED TRUSTEE*
Name, Address and Age	Position(s) with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Investment Companies in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Michael B. Nash c/o Blackstone Real Estate Income Advisors L.L.C. Attn: Chief Compliance Officer 345 Park Avenue New York, NY 10154 Birth Year: 1961	Trustee and Chairman	Since Inception	Mr. Nash is a senior managing director of The Blackstone Group L.P. (together with its affiliates, “Blackstone”) and the Co-Founder and Chairman of Blackstone Real Estate Debt Strategies (“BREDS”). He is also a member of the Real Estate Investment Committee for both BREDS and Blackstone Real Estate Advisors. He was formerly the Chief Executive Officer and President of the Fund and the Master Fund from the Funds’ inception to 2017. Before joining Blackstone in 2007, Mr. Nash was with Merrill Lynch from 1997 to 2007 where he led the firm’s Real Estate Principal Investment Group—Americas. Mr. Nash graduated from State University of New York at Albany and received an M.B.A. from the Stern School of Business at New York University.	3	Executive Chairman, Blackstone Mortgage Trust, Inc.; Hudson Pacific Properties, Inc.; Landmark Apartment Trust of America, Inc. (2014 – 2016); La Quinta Holdings Inc. (2014 – 2015)

Blackstone Real Estate Income Master Fund and Subsidiary

Trustees and Officers (Continued)

December 31, 2018

NON-INTERESTED TRUSTEES
Name, Address and Age	Position(s) with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Investment Companies in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Benedict Aitkenhead c/o Blackstone Real Estate Income Advisors L.L.C. Attn: Chief Compliance Officer 345 Park Avenue New York, NY 10154 Birth Year: 1965	Trustee and member of Audit and Nominating and Governance Committees	Since December 2013	Mr. Aitkenhead is currently a Managing Director at KBS Capital Advisors (“KBS”), the external advisor to the KBS Real Estate Investment Trusts. Before joining KBS, he was COO of Yapp Media LLC; early stage venture capital investing. Mr. Aitkenhead was a Managing Director in the Fixed Income division of Credit Suisse from 1989 to 2012.	3	—
Edward H. D’Alelio c/o Blackstone Real Estate Income Advisors L.L.C. Attn: Chief Compliance Officer 345 Park Avenue New York, NY 10154 Birth Year: 1952	Trustee and member of Audit and Nominating and Governance Committees	Since December 2013	Mr. D’Alelio was formerly a Managing Director and CIO for Fixed Income at Putnam Investments, Boston where he retired in 2002. He currently is an Executive in Residence with the School of Management, University of Massachusetts Boston.	7	Owl Rock Capital Corp. business development companies (3 portfolios overseen in Fund Complex)
Michael F. Holland c/o Blackstone Real Estate Income Advisors L.L.C. Attn: Chief Compliance Officer 345 Park Avenue New York, NY 10154 Birth Year: 1944	Trustee and member of Audit and Nominating and Governance Committees	Since December 2013	Mr. Holland is the Chairman of Holland & Company, a private investment firm he founded in 1995. He is also President and Founder of the Holland Balanced Fund.	7	The China Fund, Inc.; State Street Master Funds; Reaves Utility Income Fund; The Taiwan Fund, Inc. (until 2017)
Thomas W. Jasper c/o Blackstone Real Estate Income Advisors L.L.C. Attn: Chief Compliance Officer 345 Park Avenue New York, NY 10154 Birth Year: 1948	Trustee and member of Audit and Nominating and Governance Committees	Since December 2013	Mr. Jasper was Chief Executive Officer of Primus Guaranty, Ltd. from 2001 to 2010. He is currently the Managing Partner of Manursing Partners LLC.	7	Ciner Resources LP (master limited partnership)
*	Mr. Nash is an “interested person” as defined in the 1940 Act because he is an officer of the Investment Manager and certain of its affiliates.

Blackstone Real Estate Income Master Fund and Subsidiary

Trustees and Officers (Continued)

December 31, 2018

(1)	Each Trustee shall serve until the next shareholder meeting called for the purpose of considering the election of Trustees.
(2)	The term “Fund Complex” means two or more registered investment companies that:
(a)	hold themselves out to investors as related companies for purposes of investment and investor services; or
(b)	have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

The Fund Complex consists of the Feeder Fund I, the Feeder Fund II, the Master Fund, Blackstone / GSO Senior Floating Rate Term Fund, Blackstone / GSO Long-Short Credit Income Fund, Blackstone / GSO Strategic Credit Fund, Blackstone / GSO Floating Rate Enhanced Income Fund, Blackstone Alternative Alpha Fund, Blackstone Alternative Alpha Fund II, Blackstone Alternative Alpha Master Fund, Blackstone Alternative Multi-Manager Fund and Blackstone Alternative Multi-Strategy Fund.

Officers of the Master Fund

The Master Fund’s executive officers are chosen each year at a regular meeting of the Board to hold office until their respective successors are duly elected and qualified. The executive officers of the Master Fund, their ages, their positions with the Master Fund, their term of office and length of time served and their principal occupations during the past five years (their titles may have varied during that period), currently are:

Name, Address and Age	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jonathan Pollack (42) c/o Blackstone Real Estate Income Advisors L.L.C. 345 Park Avenue New York, New York 10154	Chief Executive Officer and President	Since March 2017

Senior Managing Director and Global Head of BREDS (2015 – Present)

Managing Director and Global Head of Commercial Real Estate, as well as Head of Risk for Structured Finance, at Deutsche Bank (1999 – 2015)

Anthony F. Marone, Jr. (36) c/o Blackstone Real Estate Income Advisors L.L.C. 345 Park Avenue New York, New York 10154	Chief Financial Officer and Treasurer	Since April 2017	Vice President (2013), Senior Vice President (2014 – 2015) and Managing Director and Chief Financial Officer (2016 – 2017) of BREDS
Leon Volchyok (35) c/o Blackstone Real Estate Income Advisors L.L.C. 345 Park Avenue New York, New York 10154	Chief Legal Officer, Chief Compliance Officer and Secretary	Chief Legal Officer since August 2017 Chief Compliance Officer and Secretary since December 2013	Vice President (2013 – 2014), Principal (2015 – 2017) and Managing Director (2018) of Blackstone Real Estate Senior Associate at Proskauer Rose LLP (2008 – 2013)
Ester Meryam (38) c/o Blackstone Real Estate Income Advisors L.L.C. 345 Park Avenue New York, New York 10154	Principal Accounting Officer	Since March 2018	Senior Vice President, Blackstone Global Fund Finance

Blackstone Real Estate Income Master Fund and Subsidiary

Trustees

Michael B. Nash, Chairman

Benedict Aitkenhead

Edward H. D’Alelio

Michael Holland

Thomas W. Jasper

Investment Manager

Blackstone Real Estate Income Advisors L.L.C.

345 Park Avenue

New York, New York 10154

Administrator, Custodian, Fund Accounting Agent and Transfer Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Officers

Jonathan Pollack, President and Chief Executive Officer

Anthony F. Marone, Jr., Chief Financial Officer and Treasurer

Leon Volchyok, Chief Legal Officer, Chief Compliance Officer and Secretary

Ester Meryam, Principal Accounting Officer

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, New York 10112

Legal Counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017

This report, including the financial information herein, is transmitted to the shareholders of Blackstone Real Estate Income Master Fund and Subsidiary for their information. It is not a prospectus or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

You can request a copy of the Consolidated Master Fund’s prospectus and statement of additional information without charge by calling the Consolidated Master Fund’s transfer agent at 1-855-890-7725.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, and Rule 23c-1 thereunder that from time to time Feeder Funds may repurchase its common shares from its shareholders.

Additional information regarding the Funds is available at https://www.blackstone.com/the-firm/asset-management/registered-funds

Item 2.	Code of Ethics.

(a) The registrant, as of the end of the period covered by this Form N-CSR, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) No disclosures are required by this Item 2(b).

(c) The registrant has made no amendments to such code of ethics during the period covered by this Form N-CSR.

(d) The registrant has not granted any waivers from any provisions of such code of ethics during the period covered by this Form N-CSR.

(e) Not applicable.

(f) A copy of the registrant’s code of ethics is filed as Exhibit 13(a)(1) to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

(a)(1) The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee (the “Committee”).

(a)(2) The audit committee financial expert is Thomas W. Jasper, who is “independent” for purposes of Item 3 of this Form N-CSR.

(a)(3) Not applicable.

Item 4.	Principal Accountant Fees and Services.

		Current Fiscal Year	Previous Fiscal Year
(a)	Audit Fees	$43,500	$42,500
(b)	Audit-Related Fees	$0	$0
(c)	Tax Fees(1)	$8,900	$8,700
(d)	All Other Fees	$0	$0

(1)	The nature of the services includes tax compliance, tax advice and tax planning.

(e)(1) Disclose the Committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X:

The charter for the Committee requires that the Committee pre-approve (i) all audit and non-audit services that the registrant’s independent auditors provide to the registrant, and (ii) all non-audit services that the registrant’s independent auditors provide to Blackstone Real Estate Income Advisors L.L.C., the investment adviser of the registrant (the “Investment Manager”), and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided that the Committee may implement policies and procedures by which such services are approved other than by the full Committee prior to their ratification by the Committee.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Current Fiscal Year	Previous Fiscal Year
0%	0%

(f) Not applicable.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the Investment Manager, and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Current Fiscal Year	Previous Fiscal Year
$8,900	$8,700

(h) Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a) The registrant’s Schedule of Investments as of the close of the reporting period is included in the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

These policies are included as Exhibit 13(c).

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Managers and Description of Role of Portfolio Managers - as of February 22, 2019:

Each of Blackstone Real Estate Income Fund (the “Fund”) and Blackstone Real Estate Income Fund II (“BREIF II”) is a “feeder fund” that invests substantially all of its assets in Blackstone Real Estate Income Master Fund (the “Master Fund” and together with the Fund and BREIF II, the “BREIF Funds”). The portfolio managers of the BREIF Funds (the “Portfolio Managers”) have day-to-day investment management responsibilities for the portfolio of such funds.

Name	Since	Title and Biography
Jonathan Pollack	February 2016	Mr. Pollack is a Senior Managing Director and the Global Head of Blackstone Real Estate Debt Strategies (“BREDS”). Before joining The Blackstone Group L.P. (together with its affiliates, “Blackstone”) in 2015, Mr. Pollack was a Managing Director and Global Head of Commercial Real Estate, as well as Head of Risk for Structured Finance, at Deutsche Bank. Mr. Pollack joined Deutsche Bank in 1999 from Nomura Group. Mr. Pollack received a B.A. in Economics from Northwestern University.

Michael Nash	December 2013	Mr. Nash is a Senior Managing Director of Blackstone and the Co-Founder and Chairman of BREDS. He is also a member of the Real Estate Investment Committee for both

BREDS and Blackstone Real Estate Advisors. Before joining Blackstone in 2007, Mr. Nash was with Merrill Lynch from 1997 to 2007 where he led the firm’s Real Estate Principal Investment Group - Americas. Mr. Nash graduated from State University of New York at Albany and received an M.B.A. from the Stern School of Business at New York University.

Michael Wiebolt	February 2018	Mr. Wiebolt is a Managing Director and Head of Liquid Strategies of BREDS. Before joining Blackstone in March 2017, Mr. Wiebolt was a Vice President at Goldman, Sachs & Co. since July 2008 where he was most recently responsible for trading high yield commercial mortgage-backed securities and commercial real estate collateralized debt obligations. Mr. Wiebolt holds a B.A. in History from Carleton College and an M.B.A. from the Columbia Graduate School of Business.

(a)(2) Other Accounts Managed by the Portfolio Managers - as of December 31, 2018:

The table below identifies, for each Portfolio Manager, the number of accounts (other than the BREIF Funds) for which the Portfolio Manager is actively involved in the day-to-day management and trading responsibilities and the total assets in such accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance are also indicated.

Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed ($)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($)
Jonathan Pollack
	Registered Investment Companies	—	—	—	—
	Other Pooled Investment Vehicles	57	$14.7 billion	36	$11.1 billion
	Other Accounts	17	$2.6 billion	10	$2.1 billion
Michael Nash
	Registered Investment Companies	—	—	—	—
	Other Pooled Investment Vehicles	57	$14.7 billion	36	$11.1 billion
	Other Accounts	17	$2.6 billion	10	$2.1 billion
Michael Wiebolt
	Registered Investment Companies	—	—	—	—
	Other Pooled Investment Vehicles	18	$3.2 billion	17	$3.1 billion
	Other Accounts	5	$1.6 billion	5	$1.3 billion

Potential Conflicts of Interest Arising from Other Accounts Managed by Portfolio Manager – as of December 31, 2018:

The Fund and the Master Fund may be subject to a number of actual and potential conflicts of interest.

Incentive Fee. The existence of the Investment Manager’s performance-based incentive fee (the “Incentive Fee”) creates an incentive for the Investment Manager to make more speculative investments on behalf of the Master Fund than it would otherwise make in the absence of such performance-based compensation.

Allocation of Personnel. The Investment Manager and its affiliates will devote such time as they determine to be necessary to conduct the business affairs of the Master Fund in an appropriate manner. However, Blackstone personnel, including certain members of the portfolio management team, will work on other projects, serve on other committees and source potential investments for and otherwise assist the investment programs of other investment funds, vehicles and accounts sponsored, closed, managed and/or acquired by Blackstone or its affiliates on a global basis or that focus on specific types of investments (collectively, the “Other Blackstone Vehicles,” a subset of which are BREDS vehicles (the “BREDS Vehicles”), Blackstone Real Estate Partners vehicles (the “BREP Vehicles”) and Blackstone Property Partners vehicles (the “BPP Vehicles,” together with Blackstone Real Estate Income Trust, Inc., the BREDS Vehicles and the BREP Vehicles, the “Other Real Estate Vehicles”)) and their portfolio entities, including other investment programs to be developed in the future, and, therefore, conflicts are expected to arise in the allocation of personnel and such personnel’s time. This may include other BREDS Vehicles and/or Other Real Estate Vehicles (including, for example, the BREP Vehicles, BPP Vehicles, Blackstone Real Estate Income Trust, Inc. and/or Blackstone Mortgage Trust Inc. (“BXMT”)), whether now in existence or subsequently established. Time spent on these other initiatives diverts attention from the Fund and the Master Fund’s activities, which could negatively impact the Fund and the Master Fund. Furthermore, Blackstone and Blackstone personnel derive financial benefit for these other activities, including fees and performance-based compensation. The Investment Manager’s personnel share in the fees and performance-based compensation generated by Other Blackstone Vehicles. These and other factors create conflicts of interest in the allocation of time by such personnel.

Blackstone Policies and Procedures. Blackstone has multiple business lines, including a capital markets group (the “Blackstone Capital Markets Group”), which Blackstone, Other Blackstone Vehicles and their portfolio entities and third parties may engage for debt and equity financings and to provide other investment banking, brokerage, investment advisory or other services. As a result of these activities, Blackstone is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than if it had one line of business. For example, Blackstone may come into possession of information that limits the Master Fund’s ability to engage in potential transactions. Similarly, other Blackstone businesses and their personnel may be prohibited by law or contract from sharing information with the Investment Manager or its affiliates that would be relevant to monitoring the Master Fund’s investments and other activities. Additionally, Blackstone or Other Blackstone Vehicles can be expected to enter into covenants that restrict or otherwise limit the Master Fund’s ability to make investments in, or otherwise engage in, certain businesses or activities. For example, Other Blackstone Vehicles could have granted exclusivity to a joint venture partner that limits the Master Fund and Other Blackstone Vehicles from owning assets within a certain distance of any of the joint venture’s assets, or Blackstone or an Other Blackstone Vehicle could have entered into a non-compete in connection with a sale or other transaction. These types of restrictions may negatively impact the Master Fund’s ability to implement its investment program. Finally, certain personnel who are members of the investment team or investment committee may be excluded from participating in certain investment decisions due to conflicts involving other businesses or for other reasons, in which case the Master Fund will not benefit from their experience. Shareholders will not receive a benefit from any fees earned by Blackstone or its personnel from these other businesses.

Blackstone has implemented policies and procedures to address conflicts that arise as a result of its various activities, as well as regulatory and other legal considerations. Some of these policies and procedures, such as Blackstone’s information wall policy, also have the effect of reducing firm-wide synergies and collaboration that the Investment Manager could otherwise expect to utilize for purposes of identifying and managing attractive investments. Blackstone personnel may be unable, for example, to assist with the Master Fund’s activities of as a result of these walls. There can be no assurance that additional restrictions won’t be imposed that would further limit the ability of Blackstone to share information internally.

Blackstone is under no obligation to decline any engagements or investments in order to make an investment opportunity available to the Master Fund. Blackstone has long-term relationships with a significant number of corporations and their senior management. The Investment Manager and its affiliates will consider those relationships when evaluating an investment opportunity, which may result in the Investment Manager or its affiliates choosing not to make such an investment due to such relationships (e.g., investments in a competitor of a client or any other person with whom Blackstone has a relationship). The Master Fund may be forced to sell or hold existing investments as a result of investment banking relationships or other relationships that Blackstone may have or transactions or investments Blackstone and its affiliates may make or have made. Therefore, there can be no assurance that all potentially suitable investment opportunities that come to the attention of Blackstone will be made available to the Master Fund. Subject to certain conditions, the Master Fund may also co-invest with clients of Blackstone or other persons with whom Blackstone has a relationship in particular investment opportunities, and other aspects of these Blackstone relationships could influence the decisions made by the Investment Manager and its affiliates with respect to the Master Fund’s investments and otherwise result in a conflict.

Other Blackstone Businesses and Activities. As part of its regular business, Blackstone provides capital markets and advisory services. Certain Blackstone affiliates are also authorized to provide a broad range of investment banking, advisory, placement agent services and other services. Although, Blackstone does not currently provide these services, it could begin to do so in the future, which may give right to additional conflicts of interest. Shareholders will not receive a benefit from such fees. Blackstone may have relationships with, render services to or engage in transactions with government agencies and/or issuers or owners of securities that are, or are eligible to be, Master Fund investment opportunities. As a result, other employees of Blackstone may possess information relating to such issuers that is not known to the employees of the Investment Manager responsible for making investment decisions or for monitoring the Master Fund’s investments and performing the other obligations under the Master Fund Declaration of Trust. Those employees of Blackstone will not be obligated to share any such information with the Investment Manager and may be prohibited by law or contract from doing so.

As noted in the preceding paragraph, certain Blackstone affiliates are authorized to provide investment banking and advisory services, and to the extent such services are provided in the future, Blackstone and its affiliates represent potential purchasers, sellers and other involved parties, including corporations, financial buyers, management, shareholders and institutions, with respect to investments that may be suitable for the Master Fund. In such a case, Blackstone’s client would typically require Blackstone to act exclusively on its behalf, thereby precluding the Master Fund from acquiring such assets. Blackstone will be under no obligation to decline any such engagements in order to make an investment opportunity available to the Master Fund. In connection with Blackstone’s capital markets business and certain investment banking and other services Blackstone’s affiliates may provide from time to time, Blackstone may determine that there are conflicts of interest or come into possession of information that limits its ability to engage in potential transactions. The Master Fund’s activities may be constrained as a result of such conflicts of interest and Blackstone’s inability to use such information. For example, employees of Blackstone may be prohibited by law or contract from sharing information with members of the Master Fund’s investment team. Additionally, there may be circumstances in which one or more individuals associated with Blackstone will be precluded from providing services to the Investment Manager because of certain confidential information available to those individuals or to other parts of Blackstone. Blackstone is under no obligation to decline any engagements or investments in order to make an investment opportunity available to the Master Fund. The Investment Manager will consider those relationships when evaluating an investment opportunity, which may result in the Investment Manager choosing not to make such an investment due to such relationships (e.g., investments in a competitor of a client). The Master Fund may be forced to sell or hold existing investments as a result of various relationships or other relationships that Blackstone may have or transactions or investments Blackstone and its affiliates may make or have made. In certain sell-side and fundraising assignments, subject to certain limitations within the Investment Company Act of 1940, as amended (the “1940 Act”), the seller may permit the Master Fund to act as a participant in such transactions, which would raise certain conflicts of interest inherent in such a situation (including as to the negotiation of the purchase price).

Subject to certain limitations, the Master Fund may invest in securities or instruments of the same issuers as other investment vehicles, accounts and clients of Blackstone and the Investment Manager (including certain Other Blackstone Vehicles with overlapping investment objectives) and vice versa. To the extent that the Master Fund holds interests that are different (or more senior) than those held by such Other Blackstone Vehicles, accounts and clients, the Investment Manager may be presented with decisions involving circumstances where the interests of such Other Blackstone Vehicles, other vehicles, accounts and clients are in conflict with those of the Master Fund. Furthermore, it is possible the Master Fund’s interest may be subordinated or otherwise adversely affected by virtue of such other vehicle’s, account’s or client’s involvement and actions relating to its investment. Blackstone has long-term relationships with a significant number of corporations and their senior management. In determining whether to invest in a particular transaction on behalf of the Master Fund, the Investment Manager will consider those relationships, which may result in certain transactions that the Investment Manager will not undertake on behalf of the Master Fund in view of such relationships.

Blackstone, its affiliates and their related parties and personnel participate in underwriting and lending syndicates and otherwise act as arrangers of financing, including with respect to portfolio entities of the Master Fund, Other Blackstone Vehicles, or otherwise be involved in the public offering and/or private placement of debt or equity securities issued by, and loan proceeds borrowed by, the Master Fund’s portfolio entities, or otherwise in arranging financing (including loans) for portfolio entities (including portfolio entities of Other Blackstone Vehicles) or advise on such transactions. Underwritings and financings can be on a firm commitment basis or on an uncommitted, or “best efforts”, basis, and the underwriting or financing parties are under no duty to provide any commitment unless specifically set forth in the relevant contract. Blackstone may also provide placement or other similar services to purchasers or sellers of securities, including loans or instruments issued by its portfolio entities. A Blackstone broker-dealer will from time to time act as the managing underwriter, a member of the underwriting syndicate or broker for the Master Fund or such portfolio entities, or as dealer, broker or advisor to a counterparty to the Master Fund or its portfolio entities, and purchase securities from or sell securities to the Master Fund, portfolio entities, Other Blackstone Vehicles or their portfolio entities. Blackstone will also from time to time, on behalf of the Master Fund or other parties to a transaction involving the Master Fund, effect transactions subject to applicable law that result in commissions or other compensation paid to Blackstone by the Master Fund or the counterparty to the transaction, thereby creating a potential conflict of interest. Subject to applicable law, Blackstone will from time to time receive underwriting fees, discounts, placement commissions, loan modification or restructuring fees, servicing fees, advisory fees, lending arrangement fees, asset/property management fees, insurance (including title insurance) fees, and consulting fees, monitoring fees, commitment fees, syndication fees, origination fees, organizational fees, operational fees, loan servicing fees, and financing and divestment fees (or, in each case, rebates in lieu of any such fees, whether in the form of purchase price discounts or otherwise, even in cases where Blackstone, an Other Blackstone Vehicle or their portfolio entities are purchasing debt) or other compensation with respect to the foregoing activities, which are not required to be shared with the Master Fund or the shareholders and the management fee paid to the Investment Manager (the “Management Fee”) generally will not be reduced by such amounts. The Board of Trustees will approve any transactions in which a Blackstone broker-dealer acts as underwriter, as broker for the Master Fund, or as dealer, broker or advisor, on the other side of a transaction with the Master Fund only where the Board of Trustees believes in good faith that such transactions are appropriate for the Master Fund, and Fund shareholders, by executing a subscription agreement for Fund shares, consent to all such transactions, along with other transactions involving conflicts described herein, to the fullest extent permitted by law. Sales of securities for the account of the Master Fund (particularly marketable securities) will from time to time be bunched or aggregated with orders for other accounts of Blackstone including Other Blackstone Vehicles. It could be impossible, as determined by the Investment Manager and its affiliates in their sole discretion, to receive the same price or execution on the entire volume of securities sold, and the various prices may therefore be averaged which may be disadvantageous to the Master Fund. When Blackstone serves as underwriter with respect to securities held by the Master Fund or its portfolio entities, the Master Fund could be subject to a “lock-up” period following the offering under applicable regulations during which time the Master Fund would be unable to sell any securities subject to the “lock-up”. This may prejudice the Master Fund’s ability to dispose of such securities at an opportune time.

Blackstone employees, including employees working on matters related to the Investment Manager, are generally permitted to invest in alternative investment funds, real estate funds, hedge funds or other real estate investment vehicles, including potential competitors of the Master Fund. Shareholders will not receive any benefit from any such investments.

On October 1, 2015, Blackstone spun off its financial and strategic advisory services, restructuring and reorganization advisory services, and its Park Hill fund placement businesses and combined these businesses with PJT Partners Inc. (“PJT”), an independent financial advisory firm founded by Paul J. Taubman. While the combined business operates independently from Blackstone and is not an affiliate thereof, nevertheless conflicts may arise in connection with transactions between or involving the Master Fund and its portfolio entities, Blackstone or the Investment Manager on the one hand and PJT on the other. Specifically, given that PJT is no longer an affiliate of Blackstone, there may be fewer or no restrictions or limitations placed on transactions or relationships engaged in by PJT’s new advisory business as compared to the limitations or restrictions that might apply to transactions engaged in by an affiliate of Blackstone. It is expected that there will be substantial overlapping ownership between Blackstone and PJT for a considerable period of time going forward. Therefore, conflicts of interest in doing transactions involving PJT will still arise. The pre-existing relationship between Blackstone and its former personnel involved in such financial and strategic advisory services, the overlapping ownership, and certain co-investment and other continuing arrangements, may influence Blackstone and/or the Investment Manager in deciding to select or recommend PJT to perform such services for the Investment Manager or the Master Fund (or a portfolio entity) (the cost of which will generally be borne directly or indirectly by the Master Fund or such entity, as applicable). Nonetheless, under applicable law, the Investment Manager and its affiliates will be free to cause the Master Fund to transact with PJT generally without restriction notwithstanding such overlapping interests in, and relationships with, PJT.

Blackstone receives various kinds of data and information from the Master Fund, Other Blackstone Vehicles and portfolio entities, including data and information relating to business operations, trends, budgets, customers and other metrics, some of which is sometimes referred to as “big data”. Blackstone may be better able to anticipate macroeconomic and other trends, and otherwise develop investment themes, as a result of its access to this data and information from the Master Fund, Other Blackstone Vehicle and portfolio entities. In furtherance of the foregoing, Blackstone has entered and will continue to enter into information sharing and use arrangements, or otherwise engage in information sharing, with the Master Fund, Other Blackstone Vehicles, portfolio entities and related parties, such as service providers. Although Blackstone believes that these activities improve Blackstone’s investment management activities on the Master Fund’s behalf and on behalf of Other Blackstone Vehicles, information obtained from the Master Fund and its portfolio entities also provides material benefits to Blackstone or Other Blackstone Vehicles without compensation or other benefit accruing to the Master Fund or Fund shareholders. For example, information from a portfolio entity may enable Blackstone to better understand a particular industry and execute trading and investment strategies in reliance on that understanding for Blackstone and Other Blackstone Vehicles that do not own an interest in the portfolio entity, without compensation or benefit to the Master Fund or its portfolio entities. Furthermore, except for contractual obligations to third parties to maintain confidentiality of certain information, and regulatory limitations on the use of material nonpublic information, Blackstone is generally free to use data and information from the Master Fund’s activities to assist in the pursuit of Blackstone’s various other activities, including to trade for the benefit of Blackstone or an Other Blackstone Vehicle. For example, Blackstone’s ability to trade in securities of an issuer relating to a specific industry may, subject to applicable law, be enhanced by information of a portfolio entity in the same or related industry. Such trading may provide a material benefit to Blackstone without compensation or other benefit to the Master Fund or Fund shareholders. The sharing and use of “big data” and other information presents potential conflicts of interest and investors acknowledge and agree that any benefits received by Blackstone will not offset the Investment Manager’s management fee or otherwise be shared with investors. As a result, the Investment Manager may have an incentive to pursue investments that have data and information that can be utilized in a manner that benefits Blackstone or Other Blackstone Vehicles.

Other present and future activities of Blackstone and its affiliates (including the Investment Manager and the Distributor) will from time to time give rise to additional conflicts of interest relating to the Fund and its investment activities. In the event that any such conflict of interest arises, the Investment Manager will attempt to resolve such conflicts in a fair and equitable manner. Investors should be aware that conflicts will not necessarily be resolved in favor of the Fund’s interests.

Fees for Services; Fees from Issuers. The Investment Manager and/or its affiliates may receive fees from issuers or other third parties as compensation for the arranging, underwriting, syndication or refinancing of an Investment or other additional fees, including acquisition fees, loan modification or restructuring fees, servicing (including loan servicing and special servicing) fees, administrative and/or accounting fees, and fees for advisory or asset, loan/asset management services, fees for monitoring and oversight of loans, finance matters and/or title insurance provided to issuers and/or third parties, advisory, restructuring, consulting, monitoring, commitment, syndication, origination, organizational and financing, divestment and other services. In addition, in certain cases, the Investment Manager and/or its affiliates may receive fees, from or with respect to the Master Fund’s investments and/or issuers and from unconsummated transactions, including net break-up and topping fees, net commitment fees, net transaction fees, net monitoring fees (including termination fees relating to monitoring agreements), directors’ fees and net organization, financing, divestment and similar fees. In addition, the Investment Manager and persons affiliated with the Investment Manager may receive fees associated with capital invested by co-investors relating to Investments in which the Master Fund participates or otherwise, in connection with a joint venture in which the Master Fund participates or otherwise with respect to assets or other interests retained by a seller or other commercial counterparty with respect to which the Investment Manager performs services. In addition, as part of Blackstone’s acquisition of CT Investment Management Co., LLC (“CTIMCO”) in December 2012, the loan servicing and special servicing business formerly associated with the investment management business of BXMT is now operated as part of BREDS. Such loan servicing business may, in certain circumstances, enter into loan servicing arrangements and may receive fees with respect to the Master Fund’s investments and/or issuers of the Master Fund on customary terms and conditions. Such fees will generally be allocated pro rata among the Master Fund, Other Blackstone Vehicles, co-investment vehicles, Blackstone’s side-by-side co-investment vehicles and other participants that are participating (or intending to participate) in such Investment. Such side-by-side investments do not bear fees and generally result in the Master Fund being allocated a smaller share of an investment than would otherwise be the case in the absence of such side-by-side investment rights, although Blackstone may receive additional income in fees and performance compensation from Other Blackstone Vehicles in connection with such investments. Shareholders will not receive the benefit of any such fees. In the event break-up or topping fees are paid to Blackstone in connection with a transaction that is not ultimately consummated, co-investment vehicles that invest alongside the Master Fund will generally not be allocated any share of such break-up or topping fees; similarly, such co-investment vehicles generally do not bear their share of broken deal expenses (such as forfeited deposits, extraordinary expenses such as litigation costs and judgments and other expenses) for unconsummated transactions and such costs and expenses will generally be borne by the shareholders. Such other fees may give rise to conflicts of interest in connection with the Master Fund’s investment activities, and while the Investment Manager will seek to resolve any such conflicts in a fair and equitable manner, there is no assurance that any such conflicts will be resolved in favor of the Master Fund.

An issuer may engage Blackstone Property Management (“BPM”), a Blackstone affiliate that provides advisory, oversight, management, monitoring and related services to certain borrowers and/or issuers in which one or more affiliates of Blackstone may hold an interest located in the United Kingdom and continental Europe, and BPM may receive fees for such services at competitive market rates as confirmed by the Investment Manager from time to time.

Notwithstanding the foregoing, transactions relating to the Master Fund that require the use of a service provider will generally be allocated to service providers on the basis of best execution, the evaluation of which includes, among other considerations, such service provider’s provision of certain investment-related services and research that the Investment Manager believes to be of benefit to the Master Fund. Any such service provider transaction would also be entered into only to the extent permitted by the 1940 Act. Advisors and service providers, or their affiliates, often charge different rates or have different arrangements for different types of services. Certain service providers may provide services to both the Master Fund and to Blackstone affiliates under a single arrangement or separate arrangements. To the extent services are provided under a single arrangement, the Master Fund will bear expenses under the arrangement in proportion to its assets under management or another method vis-à-vis other

Blackstone affiliates under the same arrangement. With respect to service providers, for example, the fee for a given type of work may vary depending on the complexity of the matter as well as the expertise required and demands placed on the service provider. Therefore, to the extent the types of services used by the Master Fund are different from those used by Blackstone and its affiliates, the Investment Manager or its affiliates may pay different amounts or rates than those paid by the Master Fund. However, the Investment Manager and its affiliates have a longstanding practice of not entering into any arrangements with advisors or service providers that could provide for lower rates or discounts than those available to the Master Fund, or other Blackstone investment vehicles for the same services.

Other Blackstone Funds and Vehicles; Allocation of Investment Opportunities. Through Other Blackstone Vehicles, Blackstone currently invests and plans to continue to invest third party capital in a wide variety of mortgage loans and real estate-related debt investment opportunities on a global basis. As a result, certain Other Blackstone Vehicles have investment objectives or guidelines that overlap with those of the Fund and the Master Fund (and future Other Blackstone Vehicles may also have overlapping investment objectives and guidelines), in whole or in part. Investment opportunities that fall within such common objectives or guidelines will generally be allocated among one or more of the Master Fund and such Other Blackstone Vehicles on a basis that the Investment Manager determines to be “fair and reasonable” in good faith in its sole discretion, subject to (i) any applicable investment parameters, limitations and other contractual provisions of the Master Fund and such Other Blackstone Vehicles, (ii) the Master Fund and such Other Blackstone Vehicles having available capital with respect thereto, and (iii) legal, tax, accounting, regulatory and other considerations deemed relevant by the Investment Manager (including without limitation, Section 17 of the 1940 Act, the relative risk-return profile of the investment, the credit rating of the investment, the specific nature and terms of the investment, size and type of the investment, relative investment strategies and primary investment mandates of the Master Fund and such Other Blackstone Vehicles, the different liquidity positions and requirements of each fund or vehicle, underwritten leverage levels of a loan, portfolio concentration considerations, when a pro rata allocation could result in de minimis or odd lot allocations, historical and anticipated redemption, withdrawal or repurchase requirement requests from a client, fund and/or vehicle and anticipated future contributions or subscriptions into an account, contractual obligations, other anticipated uses of capital, the source of the investment opportunity, credit ratings of a commercial mortgage-backed security (“CMBS”) investment, the ability of a client, fund and/or vehicle to employ leverage, hedging, derivatives, syndication strategy or other similar strategies in connection with acquiring, holding or disposing of the particular investment opportunity, any requirements or other terms of any existing leverage facilities, geographic focus, size and length of unfunded deal-level commitments, applicable co-investment arrangements and other considerations deemed relevant in good faith by the Investment Manager in its sole discretion). In particular, investment opportunities with respect to which Blackstone makes a good faith determination that such opportunity is not expected to yield returns on investment within the range of returns expected to be provided by the investments in which the Master Fund was organized to invest, based on the terms thereof and the information available relating to such opportunity at the time of its evaluation by Blackstone, may not be allocated to the Master Fund. The allocation methodology applied between the Master Fund and one or more Other Blackstone Vehicles may result in the Master Fund not participating (and/or not participating to the same extent) in certain investment opportunities in which the Master Fund would have otherwise participated had the related allocations been determined without regard to such guidelines and/or based only on the circumstances of those particular investments. In addition, the manner in which the available capital of the Master Fund is determined may differ from, or subsequently change with respect to, Other Blackstone Vehicles.

The Incentive Fee and/or Management Fee paid by the Master Fund may be less than or exceed the amount of carried interest charged and/or management fees paid by an Other Blackstone Vehicles. Such variation may create an incentive for Blackstone to allocate a greater percentage of an investment opportunity to the Master Fund or such Other Blackstone Vehicles, as the case may be.

A portion of each investment may be allocated to Blackstone and its affiliates. Certain Other Blackstone Vehicles and other affiliated entities may participate in such investment opportunities through Blackstone’s side-by-side co-investment rights.

Investments in Which Other Blackstone Vehicles Have a Different Principal Investment. The Master Fund also co-invests with Other Blackstone Vehicles in investments that are suitable for the Master Fund and such Other Blackstone Vehicles. When structuring any co-investment by the Master Fund with Other Blackstone Vehicles, the Investment Manager and its affiliates will only negotiate price-related terms in accordance with Section 17 of the 1940 Act and related guidance and interpretations issued by the Securities and Exchange Commission (“SEC”), except as described below.

The Fund and the Master Fund have received an exemptive order from the SEC that permits them, among other things, to co-invest with certain other persons, including certain affiliates of the Investment Manager and certain funds managed and controlled by the Investment Manager and its affiliates, subject to certain terms and conditions. Such order may restrict the Master Fund’s ability to enter into follow-on investments or other transactions. Pursuant to such order, the Master Fund may co-invest in a negotiated deal with certain affiliates of the Investment Manager or certain funds managed and controlled by the Investment Manager and its affiliates, subject to certain terms and conditions. The Master Fund may also receive an allocation in such a deal alongside affiliates pursuant to other mechanisms to the extent permitted by the 1940 Act.

The Master Fund and/or the Other Blackstone Vehicles may make and/or hold investments at different levels of an issuer’s capital structure, including the Master Fund making one or more investments directly or indirectly relating to portfolio entities of Other Blackstone Vehicles and vice versa. Other Blackstone Vehicles may also participate in a separate tranche of a debt instrument or financing with respect to an issuer/borrower in which the Master Fund has an interest or otherwise in different classes of such issuer’s securities and vice versa. Such investments inherently give rise to potential or actual conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities.

In addition, in connection with any such investments in which the Master Fund participates alongside any such Other Blackstone Vehicles, the Investment Manager will likely grant absolutely to, and/or share with, such Other Blackstone Vehicles certain rights relating to such investments for legal, tax, regulatory or other reasons, including certain control- and/or foreclosure-related rights with respect to such investments and/or otherwise agree to implement certain procedures to mitigate conflicts of interest which typically involve maintaining a non-controlling interest in any such investment and a forbearance of rights, including certain non-economic rights, relating to the Master Fund (including following the vote of other third party lenders generally (or otherwise recusing itself with respect to decisions, including with respect to defaults, foreclosures, workouts, restructurings and/or exit opportunities)), subject to certain limitations. While it is expected that the participation of the Master Fund in connection with any such investments and transactions are expected to be negotiated by third parties on market prices, such investments and transactions will give rise to potential or actual conflicts of interest. There can be no assurance that any conflict will be resolved in favor of the Master Fund. To the extent the Master Fund holds an interest in a loan or security that is different (including with respect to their relative seniority) than those held by such Other Blackstone Vehicles (and vice versa), the Master Fund will generally have limited or no rights to participate in the decision-making with respect to the rights and actions available to the holders of the same or similar class of loan or security held by the Master Fund. In addition, the Master Fund may from time to time invest in debt securities and other obligations relating to portfolio entities of Other Blackstone Vehicles.

In that regard, to the extent the Master Fund makes or has an investment in, or, through the purchase of debt obligations becomes a lender to, a company in which an Other Blackstone Vehicle has a debt or equity investment, or if an Other Blackstone Vehicle participates in a separate tranche of a financing with respect to a portfolio entity, Blackstone will generally have conflicting loyalties between its duties to the Master Fund and to such Other Blackstone Vehicles. In that regard, actions may be taken for the Other Blackstone Vehicles that are adverse to the Master Fund (and vice versa). Moreover, the Master Fund will generally “follow the vote” of other similarly situated third party creditors (if any) in voting and governance matters where conflicts of interest exist and will have a limited ability to separately protect its investment and will be dependent upon such third parties’ actions. In addition, conflicts may arise in determining the amount of an investment, if any, to be allocated among potential investors and the respective terms thereof. There can be no assurance that the return on the Master Fund’s investment will be equivalent to or better than the returns obtained by Other Blackstone Vehicles participating in the transaction. In addition, it is anticipated that in a bankruptcy proceeding the Master Fund’s interest will likely be subordinated or otherwise adversely affected by virtue of such Other Blackstone Vehicles’ involvement and actions relating to its investment. For example, there may be more senior debt instruments issued by an entity in which the Master Fund holds or makes an investment and in such circumstances the holders of more senior classes of debt issued by such entity (which may include Other Blackstone Vehicles) may take actions for their benefit (particularly in circumstances where such entity faces financial difficulties or distress) that further subordinate or adversely impact the value of the Master Fund’s investment in such entity.

In connection with negotiating loans and bank financings in respect of Blackstone-sponsored real estate related transactions, Blackstone will generally obtain the right to participate on its own behalf (or on behalf of the BREDS Vehicles and/or vehicles that it manages) in a portion of the financings with respect to such Blackstone sponsored real estate-related transactions upon a set of terms already negotiated by and agreed with third parties. Blackstone does not believe that this arrangement has an effect on the overall terms and conditions negotiated with the arrangers of such loans other than as described in the preceding sentence. Because of the affiliation with Blackstone, the Investment Manager may have a greater incentive to invest in Blackstone-sponsored financings (as compared to real estate-related financings sponsored by other real estate firms or financial sponsors) to the extent permitted by Section 17 of the 1940 Act. Except to the extent of fees paid to the Investment Manager specifically relating to the Master Fund’s commitment or investment of capital, the shareholders will in no way receive any benefit from fees paid to any affiliate of the Investment Manager from an issuer in which any Other Blackstone Vehicle also has an interest (including, for greater certainty, any fees as a result of the provision of service by such affiliates).

In addition, the 1940 Act limits the Master Fund’s ability to enter into certain transactions with certain of Other Blackstone Vehicles. As a result of these restrictions, the Master Fund may be prohibited from buying or selling any security directly from or to any issuer of a vehicle managed by Blackstone. However, the Master Fund may under certain circumstances purchase any such portfolio company’s securities in the secondary market, which could create a conflict for the Investment Manager between its interests in the Master Fund and the issuer, in that the ability of the Investment Manager to recommend actions in the best interest of the Master Fund might be impaired. The 1940 Act also prohibits certain “joint” transactions with certain of the Master Fund’s affiliates, which could include investments in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to the Master Fund (i.e., an investment that would otherwise be shared by the Master Fund and Other Blackstone Vehicles may not be allocated to the Master Fund). The Fund and the Master Fund have received an exemptive order from the SEC that permits co-investment pursuant to certain conditions, but investment opportunities that would otherwise be available to the Master Fund may not be available if the conditions of the order cannot be met. Given the nature of the Master Fund’s investments, the Investment Manager does not expect the co-investment exemptive order to be utilized often by the Fund or the Master Fund.

Other Real Estate Vehicles. Blackstone reserves the right to raise, manage and/or acquire Other Real Estate Vehicles, including separate accounts, dedicated managed accounts, successor funds to the BPP Vehicles, the BREP Vehicles, the BREDS Vehicles, real estate investment trusts, investment funds formed to invest in specific geographical areas or in a specific type of investments (e.g., senior loan origination, CMBS or liquid real estate debt) and one or more managed accounts (or other similar arrangements structured through an entity) for the benefit of certain investors (or related group of investors) which, in each case, may employ investment strategies that are the same as or that overlap with those of the Master fund. The closing of an Other Real Estate Vehicle could result in the reallocation of Blackstone personnel, including reallocation of existing real estate professionals, to such Other Real Estate Vehicle. In addition, potential investments that may be suitable for the Master Fund may be directed toward such Other Real Estate Vehicle (in whole or in part) and such Other Real Estate Vehicles may receive priority allocations of investment opportunities falling within their primary investment focus. To the extent any such Other Real Estate Vehicles are closed or acquired after the date hereof, such Other Real Estate Vehicles will be considered Other Blackstone Vehicles for purposes of the allocations of investments among the Master Fund and any Other Blackstone Vehicles and, as a result, investors expressly acknowledge that the foregoing may give rise to conflicts of interest in connection with the allocation of investment opportunities and/or result in investment opportunities that are otherwise appropriate for the Master Fund being allocated, in whole or in part, to the Other Real Estate Vehicles. There is no assurance, however, that any such conflicts arising out of the foregoing will be resolved in favor of the Master Fund.

Conflicting Fiduciary Duties to Other Blackstone Vehicles. Blackstone will likely structure certain investments as a result of which one or more Other Blackstone Vehicles (including the BREDS Vehicles and/or related vehicles) are offered the opportunity to participate in a separate debt tranche of an investment allocated to the Master Fund. In such circumstances, Blackstone owes a fiduciary duty to the Master Fund and such Other Blackstone Vehicles (as described more fully above under “Investments in Which Other Blackstone Vehicles Have a Different Principal Investment”). For example, if the Master Fund were to purchase high-yield securities or other debt instruments relating to an issuer in which Blackstone held a “mezzanine” or equity interest, Blackstone would likely, in certain instances, face a conflict of interest in respect of the advice it gives to, or the decisions made with regard to, the BREDS Vehicles and the Master Fund (e.g., with respect to the terms of such securities or other debt instruments, the enforcement of covenants, the terms of recapitalizations and the resolution of workouts or bankruptcies).

Advisors and Operating Partners. Blackstone engages and retains strategic advisors, senior advisors, consultants, operating partners and other similar professionals who are not employees or affiliates of Blackstone and who, from time to time, may receive payments from, or allocations with respect to, issuers (as well as from Blackstone or the Master Fund). In such circumstances, such payments from, or allocations with respect to, issuers and/or the Master Fund will be treated as Master Fund expenses. These strategic advisors, senior advisors, consultants, operating partners and/or other professionals often have the right or may be offered the ability to co-invest alongside the Master Fund, including in those investments in which they are involved, or otherwise participate in equity plans for management of any such issuer or invest directly in the Master Fund subject to reduced or waived management fees and/or carried interest, and such participation generally will not be considered as part of Blackstone’s side-by-side co-investment rights. Such side-by-side investments do not bear fees and generally result in the Master Fund being allocated a smaller share of an investment than would otherwise be the case in the absence of such side-by-side rights. In particular, Other Blackstone Vehicles may participate in investments alongside the Master Fund pursuant to Blackstone’s side-by-side investment rights. In both such cases, Blackstone would be eligible to receive fees and carried interest (as determined in Blackstone’s sole discretion). Additionally, and notwithstanding the foregoing, these strategic advisors, senior advisors, consultants, operating partners and/or other professionals may be (or have the preferred right to be) investors in Blackstone portfolio entities and/or Other Blackstone Vehicles, and may be permitted to participate in Blackstone’s side-by-side co-investment rights. The nature of the relationship with each of the strategic advisors, senior advisors, consultants, operating partners and/or other professionals and the amount of time devoted or required to be devoted by them varies considerably. In some cases, they provide the Investment Manager with industry-specific insights and feedback on investment themes, assist in transaction due diligence, make introductions to and provide reference checks on management teams. In other cases, they take on more extensive roles and serve as executives or directors on the boards of issuers or contribute to the origination of new investment opportunities. In certain instances Blackstone has formal arrangements with these strategic advisors, senior advisors, consultants, operating partners and/or other professionals (which may or may not be terminable upon notice by any party), and in other cases the relationships are more informal. They may be either compensated (including pursuant to retainers and expense reimbursement) from Blackstone, the Master Fund and/or issuers or otherwise uncompensated unless and until an engagement with an issuer develops. In certain cases, they have certain attributes of Blackstone “employees” (e.g., they may have dedicated offices at Blackstone, have a Blackstone email address, participate in general meetings and events for Blackstone personnel, work on Blackstone matters as their primary or sole business activity) even though they are not considered Blackstone employees, affiliates or personnel for purposes of the investment management agreement between the Investment Manager and each of the Fund and the Master Fund and related Management Fee offset provisions. There can be no assurance that any of the strategic advisors, senior advisors, consultants, operating partners and/or other professionals will continue to serve in such roles and/or continue their arrangements with Blackstone, the Master Fund and/or any issuers.

Relationships with Borrowers and/or Issuers. Borrowers, lenders, sellers, issuers and/or other similar parties (“Counterparties”) are or will be counterparties or participants in agreements, transactions or other arrangements with portfolio entities of other investment funds managed by Blackstone or other Blackstone affiliates for the arranging, underwriting, syndication or refinancing of an investment or other services provided by such portfolio entities or other Blackstone affiliates (including without limitation, loan modification or restructuring services, loan servicing, administrative services, loan/asset management fees, fees for monitoring and oversight of loans, advisory services, property/asset management services, and title insurance services) that, although Blackstone determines to be consistent with the requirements of such funds’ governing agreements, would not have otherwise been entered into but for the affiliation with Blackstone, and which involve fees, commissions, servicing payments (including for management consulting and other similar operational and finance matters) and/or discounts to the Investment Manager and/or any Blackstone-affiliated entities or persons (including personnel) or a portfolio company/entity, which will not reduce the Management Fee. In connection with such relationships, Blackstone may also make referrals and/or introductions to certain Counterparties (which may result in financial incentives (including additional equity ownership) and/or milestones benefitting Blackstone that are tied or related to participation by such Counterparties). The Master Fund will not share in any fees or economics accruing to Blackstone as a result of these relationships and/or participation by such Counterparties.

In addition, it is possible that certain portfolio entities of the Other Blackstone Vehicles or companies in which the Other Blackstone Vehicles have an interest will compete with the Master Fund for one or more investment opportunities and/or engage in activities that may have adverse consequences on the Master Fund and/or its portfolio entities. In addition, subject to the requirements of the 1940 Act, there will be circumstances where investments that are consistent with the Master Fund’s investment objectives will be required or permitted to be made by (to the potential exclusion of the Master Fund) or shared with one or more Other Blackstone Vehicles, including but not limited to funds and vehicles described above and/or that have investment objectives similar to and/or overlapping with the Master Fund’s. It is also possible that certain of the mortgage loans that comprise an MBS that is owned by the Master Fund will be issued by, or be collateralized by properties owned by, portfolio entities of the Other Blackstone Vehicles or companies in which the Other Blackstone Vehicles have an interest, including BREP and BPP.

With respect to transactions or agreements with issuers, if unrelated officers of a issuers have not yet been appointed, Blackstone may be negotiating and executing agreements between Blackstone and/or the Master Fund on the one hand, and the issuers in which they invest or their affiliates, on the other hand, which could entail a conflict of interest in relation to efforts to enter into terms that are arm’s length. Among the measures Blackstone may use to mitigate such conflicts is involving outside counsel to review and advise on such agreements and provide insights into commercially reasonable terms.

We have acquired and may in the future acquire MBS affiliated with Blackstone. We have acquired and may in the future acquire MBS whereby mortgages underlying the MBS were issued by, properties underlying the mortgages in the MBS are owned by, and/or the MBS is serviced by a Blackstone affiliate. While we will be acquiring such MBS from third parties and will forgo all non-economic rights (including voting rights) in such MBS as long as the affiliation persists, which should mostly mitigate any conflicts of interest, there is no assurance that such procedures will adequately address all of the conflicts of interest that may arise or will address such conflicts in a manner that results in the allocation of a particular investment opportunity to us or is otherwise favorable to us. Since certain of our executives are also executives of Blackstone, the same personnel may determine the price and terms for the investments for both us and these entities and there can be no assurance that any procedural protections, such as obtaining market prices or other reliable indicators of fair value, will prevent the consideration we pay for these investments from exceeding their fair value or ensure that we receive terms for a particular investment opportunity that are as favorable as those available from an independent third party.

Activities of Principals and Employees. Certain Blackstone personnel may be subject to a variety of conflicts of interest relating to their responsibilities to the Master Fund, Other Blackstone Vehicles and portfolio entities, and their outside business activities as members of investment or advisory committees or boards of directors of or advisors to investment funds, corporations, foundations or other organizations. Such positions create a conflict if such other entities have interests that are adverse to those of the Master Fund, including if such other entities compete with the Master Fund for investment opportunities or other resources. The Blackstone personnel in question may have a greater financial interest in the performance of the other entities than the performance of the Master Fund. This involvement may create conflicts of interest in making investments on behalf of the Master Fund and such other funds, accounts and other entities. Although the Investment Manager will generally seek to minimize the impact of any such conflicts, there can be no assurance they will be resolved favorably for the Master Fund. Also, Blackstone personnel are generally permitted to invest in alternative investment funds, real estate funds, hedge funds and other investment vehicles, as well as securities of other companies, some of which will be competitors of the Master Fund. Investors will not receive any benefit from any such investments, and the financial incentives of Blackstone personnel in such other investments could be greater than their financial incentives in relation to the Master Fund.

Service Providers and Counterparties. Certain third-party advisors and other service providers and vendors to the Master Fund (including accountants, administrators, lenders, bankers, brokers, attorneys, consultants, title agents, property managers and investment or commercial banking firms) are owned by Blackstone or Other Blackstone Vehicles or provide goods or services to, or have other business, personal, financial or other relationships with, Blackstone, the Other Blackstone Vehicles and their portfolio entities, the Distributor, the Investment Manager and affiliates and personnel of the foregoing. Also, advisors, lenders, investors, commercial counterparties, vendors and service providers (including any of their affiliates or personnel) to the Master Fund could have other commercial or personal relationships with Blackstone, Other Blackstone Vehicles and their respective affiliates, personnel or family members of personnel of the foregoing. Although Blackstone selects service providers and vendors it believes are most appropriate in the circumstances based on its knowledge of such service providers and vendors (which knowledge is generally greater in the case of service providers and vendors that have other relationships to Blackstone), the relationship of service providers and vendors to Blackstone as described above may influence Blackstone in deciding whether to select, recommend or form such an advisor or service provider to perform services for the Master Fund, the cost of which will generally be borne directly or indirectly by the Master Fund, as permitted by applicable law, and may incentivize Blackstone to engage such service provider over a third party, utilize the services of such service providers and vendors more frequently than would be the case absent the conflict, or to pay such service providers and vendors higher fees or commissions than would be the case absent the conflict. The incentive could be created by current income and/or the generation of enterprise value in a service provider or vendor; Blackstone may also have an incentive to invest in or create service providers and vendors to realize on these opportunities. Fees paid to or value created in these service providers and vendors do not offset or reduce the Investment Manager’s management fee and are not otherwise shared with the Master Fund. In the case of brokers of securities, the Investment Manager has a best execution policy that it updates from time to time to comply with regulatory requirements in applicable jurisdictions.

Additionally, certain personnel and other professionals of Blackstone have family members or relatives that are actively involved in industries and sectors in which the Master Fund invests or has business, personal, financial or other relationships with companies in such industries and sectors (including the advisors and service providers described above) or other industries, which gives rise to potential or actual conflicts of interest. For example, such family members or relatives might be officers, directors, personnel or owners of companies or assets which are actual or potential investments of the Master Fund or its other counterparties and portfolio properties. Moreover, in certain instances, the Master Fund may purchase or sell companies or assets from or to, or otherwise transact with, companies that are owned by such family members or relatives or in respect of which such family members or relatives have other involvement. In most such circumstances, the Master Fund will not be precluded from undertaking any of these investment activities or transactions. To the extent Blackstone determines appropriate, conflict mitigation strategies may be put in place with respect to a particular circumstance, such as internal information barriers or recusal, disclosure or other steps determined appropriate by the Investment Manager. Because Blackstone has many different businesses, including the Blackstone Capital Markets Group, which, to the extent permitted by the 1940 Act, Blackstone investment teams and portfolio entities may engage to provide underwriting and capital market advisory services, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and subject to more legal and contractual restrictions than that to which it would otherwise be subject if it had just one line of business.

Such Blackstone-affiliated service providers, which are generally expected to receive competitive market rate fees (as determined by the Investment Manager) with respect to certain investments, include, without limitation:

LNLS. Lexington National Land Services (“LNLS”) is a Blackstone affiliate that acts as an agent for one or more underwriters in issuing title policies and providing support services in connection with investments by the Master Fund, Other Blackstone Vehicles and their affiliates and related parties, and third parties. LNLS focuses on transactions in rate-regulated states where the cost of title insurance is non-negotiable. LNLS currently does not perform services in nonregulated states for the Master Fund and Other Blackstone Vehicles unless (i) in the context of a portfolio transaction that includes properties in rate-regulated states, (ii) as part of a syndicate of title insurance companies where the rate is negotiated by other insurers or their agents, (iii) when a third party is paying all or a material portion of the premium or (iv) when LNLS provides support services for compensation to the underwriter but does not negotiate the rate or issue the title policy to the insured. LNLS earns fees, which would have otherwise been paid to third parties, by providing title agency services and facilitating the placement of title insurance with underwriters and otherwise providing the support services described in (iv) above. The Master Fund will not incur any expenses or receive any revenues when Master Fund borrowers engage LNLS.

COE. The Blackstone Center of Excellence, located in Gurgaon, India (the “COE”), is a captive center of resources administered by ThoughtFocus Technologies LLC (“ThoughtFocus”), which is an independent firm in which Blackstone holds a minority position and participates as a member of the board. The COE may perform services for the Master Fund that may have historically been performed by Blackstone personnel, such as fund administrative services, data collection and management services, and technology implementation and support services, some of which will be paid for by the Master Fund on a similar basis as a third party providing such services. Blackstone, through its interest in ThoughtFocus, receives an indirect benefit resulting from the Master Fund’s payments for such services, and there will be no related offset to the Management Fee.

CTIMCO. In December 2012, Blackstone acquired CTIMCO, which is currently operated as part of BREDS. CTIMCO operates a loan servicing and special servicing business and provide such services from time to time, to certain BREDS Vehicles and Other Blackstone Vehicles, for which it would receive fees with respect to such investment vehicles’ investments. These fees do not offset management fees payable by such investment vehicles’ investors.

Refinitiv. Since inception the Master Fund had used various pricing services, including Thompson Reuters. On October 1, 2018, a consortium led by Blackstone announced that private equity funds managed by Blackstone had completed an acquisition of Thomson Reuters’ Financial & Risk business, now known as Refinitiv. As of the closing date of the transaction, the Blackstone-led consortium owned a 55 percent equity stake in Refinitiv. Refinitiv operates a pricing service that provides valuation services to the mutual fund industry, including the Master Fund. The pricing information provided by Refinitiv to the Master Fund is the same as the pricing information provided by Refinitiv to all other customers.

Transactions relating to the Master Fund that require the use of a service provider will generally be allocated to service providers on the basis of best execution, the evaluation of which includes, among other considerations, such service provider’s provision of certain investment-related services and research that the Investment Manager believes to be of benefit to the Master Fund. Advisors and other service providers or their affiliates often charge different rates or have different arrangements for different types of services. With respect to service providers, for example, the fee for a given type of work may vary depending on the complexity of the matter as well as the expertise required and demands placed on the service provider. Therefore, to the extent the types of services used by the Master Fund and/or portfolio entities are different from those used by Blackstone and its affiliates (including personnel), the Investment Manager or its affiliates (including personnel) may pay different amounts or rates than those paid by the Master Fund and/or portfolio entities. Similarly, Blackstone, its affiliates, the Master Fund, the Other Blackstone Vehicles and/or their portfolio companies may enter into agreements or other arrangements with vendors and other similar counterparties (whether such counterparties are affiliated or unaffiliated with Blackstone) from time to time whereby such counterparty may charge lower rates and/or provide discounts or rebates for such counterparty’s products and/or services depending on certain factors, including without limitation, volume of transactions entered into with such counterparty by Blackstone, its affiliates, the Master Fund, the Other Blackstone Vehicles and their portfolio companies in the aggregate. However, the Investment Manager and its affiliates have a longstanding practice of not entering into any arrangements with advisors or service providers that could provide for lower rates or discounts than those available to the Master Fund, Other Blackstone Vehicles and/or portfolio entities for the same services.

Blackstone will from time to time hold equity or other investments in companies or businesses (even if they are not “affiliates” of Blackstone) that provide services to or otherwise contract with the Master Fund. Blackstone has in the past entered (and can be expected in the future to enter) into relationships with companies in the information technology and other industries whereby Blackstone acquires an equity or similar interest in such company. In connection with such relationships, Blackstone may also make referrals and/or introductions to the Master Fund (which may result in financial incentives (including additional equity ownership) and/or milestones benefitting Blackstone that are tied or related to participation by the Master Fund and Other Blackstone Vehicles). The Master Fund will not share in any fees or economics accruing to Blackstone as a result of these relationships and/or the Master Fund’s participation in these relationships.

Valuation Matters. The fair value of all investments or of property received in exchange for any investments will be determined in accordance the Master Fund’s valuation policies. It may be the case that the carrying value of an investment may not reflect the price at which the investment is ultimately sold in the market, and the difference between carrying value and the ultimate sales price could be material. The valuation methodologies used to value any investment may also involve assumptions and opinions about future events, which may or may not turn out to be correct. Ultimate realization of the value of an asset depends to a great extent on economic, market and other conditions beyond Blackstone’s control. There will be no retroactive adjustment in the valuation of any investment, the offering price at which shares were purchased by shareholders or repurchased by the Master Fund or the fees and/or performance-based compensation paid to the Investment Manager to the extent any valuation was properly made in accordance with the Master Fund’s valuation procedures but proves to not accurately reflect the realizable value of an asset in the Master Fund. The valuation of investments will affect the amount and timing of the Master Fund’s Incentive Fee and the amount of Management Fees payable to the Investment Manager. As a result, there may be circumstances where the Master Fund is incentivized to determine valuations that are higher than the actual fair value of investments. For further details on the Master Fund’s valuation policies, please see “Determination of Net Asset Value and Managed Assets” in the Fund’s prospectus.

Trading by Blackstone Personnel. The officers, directors, members, managers and employees of the Investment Manager may trade in securities for their own accounts, subject to restrictions and reporting requirements as may be required by law and Blackstone policies, or otherwise determined from time to time by the Investment Manager.

Other Trading and Investing Activities. Certain Other Blackstone Vehicles may invest in securities of companies which are actual or potential companies in which the Master Fund has made or will make investments. The trading activities of those vehicles may differ from or be inconsistent with activities which are undertaken for the account of the Master Fund in such securities or related securities. In addition, the Master Fund may be precluded from pursuing an investment in an issuer as a result of such trading activities by Other Blackstone Vehicles.

Diverse Shareholder Group. Shareholders may have conflicting investment, tax and other interests with respect to their investments in the Fund and with respect to the interests of investors in other investment vehicles managed or advised by the Investment Manager or its affiliates that participate in the same investments as the Master Fund. The conflicting interests of individual shareholders with respect to other shareholders and relative to investors in other investment vehicles and investors relate to, among other things, the nature, structuring, financing, tax profile and timing of disposition of investments. The Investment Manager may as a result have conflicts in making these decisions, which may be more beneficial for one or more (but not all) shareholder than for other shareholders. In addition, the Master Fund may make investments that may have a negative impact on related investments made by the shareholders in separate transactions. In selecting and structuring investments appropriate for the Master Fund, the Investment Manager considers the investment and tax objectives of the Fund and its shareholders (and those of investors in other investment vehicles managed or advised by the Investment Manager or its affiliates) that participate in the same investments as the Master Fund, not the investment, tax or other objectives of any shareholder individually. In addition, certain investors may also be limited partners in Other Blackstone Vehicles, including supplemental capital vehicles and co-investment vehicles that invest alongside the Master Fund in one or more investments, which could create conflicts for the Investment Manager in the treatment of different investors.

Shareholders may also include affiliates of Blackstone, such as Other Blackstone Vehicles, affiliates of portfolio entities, charities or foundations associated with Blackstone personnel and current or former Blackstone personnel, Blackstone’s senior advisors and operating partners, and any such affiliates, funds or persons may also invest in the Master Fund. Except as required by applicable law, all of these Blackstone-related shareholders will have equivalent rights to vote and withhold consents as nonrelated shareholders. Nonetheless, Blackstone may have the ability to influence, directly or indirectly, these Blackstone-related shareholders.

Additional Potential Conflicts. As a consequence of Blackstone’s status as a public company, the officers, directors, members, managers and employees and those of the Investment Manager may take into account certain considerations and other factors in connection with the management of the business and affairs of the Master Fund and its affiliates that would not necessarily be taken into account if Blackstone were not a public company.

(a)(3) Compensation of Portfolio Managers - as of December 31, 2018:

The Portfolio Managers’ compensation is comprised primarily of a fixed salary and a discretionary bonus paid by the Investment Manager or its affiliates and not by the Fund or the Master Fund. A portion of the discretionary bonus may be paid in shares of stock or stock options of Blackstone, the parent company of the Investment Manager, which stock options may be subject to certain vesting periods. The amount of the Portfolio Managers’ discretionary bonus, and the portion to be paid in shares or stock options of Blackstone, is determined by senior officers of the Investment Manager and/or Blackstone. In general, the amount of the bonus will be based on a combination of factors, none of which is necessarily weighted more than any other factor. These factors may include: the overall performance of the Investment Manager; the overall performance of Blackstone and its affiliates and subsidiaries; the profitability to the Investment Manager derived from the management of the Fund, the Master Fund and the other accounts managed by the Investment Manager; the absolute performance of the Fund, the Master Fund and such other accounts for the preceding year; contributions by the Portfolio Managers in assisting with managing the assets of the Investment Manager; and execution of managerial responsibilities, client interactions and support of colleagues. The bonus is not based on a precise formula, benchmark or other metric.

(a)(4) Securities Ownership of Portfolio Managers - as of December 31, 2018:

The table below shows the dollar range of the interests of the Fund and the Master Fund beneficially owned as of December 31, 2018 by each Portfolio Manager.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Jonathan Pollack	None
Michael Nash	None
Michael Wiebolt	None

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures as defined in Rule 30a-3(c) under the 1940 Act are effective as of the date within 90 days of the filing date of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) are attached hereto.

(c)	Proxy voting policies and procedures pursuant to Item 7 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Blackstone Real Estate Income Fund

By:	/s/ Jonathan Pollack
Jonathan Pollack (Principal Executive Officer)
Chief Executive Officer and President

Date: March 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan Pollack
Jonathan Pollack (Principal Executive Officer)
Chief Executive Officer and President

Date: March 8, 2019

By:	/s/ Anthony F. Marone, Jr.
Anthony F. Marone, Jr. (Principal Financial Officer)
Chief Financial Officer and Treasurer

Date: March 8, 2019